Exhibit 10.1 Execution Version AMENDMENT AND RESTATEMENT AGREEMENT This AMENDMENT AND RESTATEMENT AGREEMENT, dated as of October 9, 2025 (this “Restatement Agreement”), is entered into by and among Clean Harbors, Inc., a Massachusetts corporation (the “Borrower”), Goldman Sachs Lending Partners LLC, in its capacity as the lender of the Initial Term Loans (as defined below) (the “Initial Term Lender”) and as administrative agent and collateral agent (in such capacities, the “Agent”) and each Loan Party party hereto. PRELIMINARY STATEMENTS WHEREAS, the Borrower, the Agent and the lenders from time to time party thereto are party to that certain Credit Agreement, dated as of June 30, 2017 (as amended by the First Amendment, dated as of April 17, 2018, the Incremental Facility Amendment to Credit Agreement, dated as of July 19, 2018, the Incremental Facility Amendment No. 2 to Credit Agreement, dated as of October 8, 2021, Amendment No. 3 to Credit Agreement, dated as of June 23, 2023, Amendment No. 4 to Credit Agreement, dated as of December 27, 2023, Incremental Facility Amendment No. 5 to Credit Agreement, dated as of March 22, 2024, Amendment No. 6 to Credit Agreement, dated as of October 8, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms not otherwise defined in this Restatement Agreement have the same meanings as specified in the Existing Credit Agreement; WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated as set forth herein, and in connection therewith the Borrower intends to obtain a new tranche of Refinancing Term Loans in an aggregate principal amount equal to $1,260,000,000 (such Term Loans, the “Initial Term Loans”) pursuant to Section 2.19 of the Existing Credit Agreement, the proceeds of which will be used, together with the proceeds of other indebtedness, (i) to refinance (the “Refinancing”) in full all 2021 Incremental Term Loans outstanding under the Existing Credit Agreement immediately prior to the Restatement Effective Date (as defined below); WHEREAS, the Initial Term Lender, which constitutes all of the Lenders under the Amended and Restated Credit Agreement, and the Borrower wish to amend and restate the Existing Credit Agreement as set forth herein; WHEREAS, the Initial Term Lender will provide an Initial Term Loan to the Borrower on the Restatement Effective Date in the amount of its Initial Term Loan Commitment set forth under the heading “Initial Term Loan Commitment” on Schedule I hereto; and WHEREAS, Goldman Sachs Lending Partners LLC (“Goldman”), JPMorgan Chase Bank, N.A., BofA Securities, Inc. (or any of its affiliates designated to act in such capacity), Citizens Bank, N.A., Truist Securities, Inc., Stifel, Nicolaus & Company, Incorporated and Royal Bank of Canada (together with Goldman, collectively, the “Lead Arrangers”) will act as joint lead arrangers and joint bookrunners in connection with this Restatement Agreement. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

2 SECTION 1. Amendment and Restatements. (a) The Existing Credit Agreement is, effective as of the Restatement Effective Date, hereby amended and restated in the form attached as Exhibit A hereto (the Existing Credit Agreement, as so amended and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from the time to time, the “Amended and Restated Credit Agreement”). (b) The schedules to the Existing Credit Agreement are, effective as of the Restatement Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4.01 of the Amended and Restated Credit Agreement, hereby amended and restated in their entirety in the form of the corresponding schedules attached as Exhibit B hereto. (c) The exhibits to the Existing Credit Agreement are, effective as of the Restatement Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4.01 of the Amended and Restated Credit Agreement, hereby amended and restated in their entirety in the form of the corresponding exhibits attached as Exhibit C hereto. (d) The Security Agreement (as defined in the Existing Credit Agreement) is, effective as of the Restatement Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4.01 of the Amended and Restated Credit Agreement, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Security Agreement attached as Exhibit D hereto. (e) With effect from and including the Restatement Effective Date and subject to the terms and conditions set forth herein, the Initial Term Lender shall become party to the Amended and Restated Credit Agreement as a “Lender” and an “Initial Term Lender”, shall have an Initial Term Loan Commitment in the amount set forth next to such Initial Term Lender’s name on Schedule I to the Amended and Restated Credit Agreement, and shall have all of the rights and obligations of a “Lender” and an “Initial Term Lender” under the Amended and Restated Credit Agreement and the other Loan Documents. Upon the occurrence of the Restatement Effective Date, the Initial Term Lender shall make an Initial Term Loan to the Borrower in an amount equal to its Initial Term Loan Commitment. The Initial Term Loan Commitments shall terminate upon the funding of the Initial Term Loans on the Restatement Effective Date. SECTION 2. Conditions of Effectiveness. This Restatement Agreement shall become effective as of the first date (the “Restatement Effective Date”) upon which each of the conditions set forth in Section 4.01 of the Amended and Restated Credit Agreement are satisfied (or waived by the Agent and the Initial Term Lender). SECTION 3. Representations and Warranties. By its execution of this Restatement Agreement, each Loan Party hereby represents and warrants to the Agent, the Initial Term Lender and the other Lenders that, in each case, after giving effect to this Restatement (including Section 8 hereof): (a) This Restatement Agreement has been duly authorized, executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligations of each such Loan Party enforceable against it in accordance with its terms, except that the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity; (b) The execution, delivery and performance by each Loan Party (other than any Released Entity) of this Restatement Agreement is within such Loan Party’s corporate powers, has been duly authorized by all

3 necessary corporate and, if necessary, stockholder action of such Loan Party, and does not and will not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (x) such as have been obtained or made and are in full force and effect and (y) for filings and registrations necessary to perfect Liens created pursuant to the Loan Documents, (ii) violate any Requirement of Law applicable to any Loan Party or any of the Restricted Subsidiaries, (iii) violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of the Restricted Subsidiaries or their respective assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of the Restricted Subsidiaries, and (iv) result in the creation or imposition of any Lien on any asset of any Loan Party or any of the Restricted Subsidiaries, except Liens created pursuant to the Loan Documents; except, in the case of each of clauses (i) through (iv) above, to the extent that any such violation, default or right, or any failure to obtain such consent or approval or to take any such action, would not reasonably be expected to result in a Material Adverse Effect; (c) The representations and warranties of the Borrower and each other Loan Party (other than any Released Entity) contained in Article III of the Amended and Restated Credit Agreement or any other Loan Document shall be true and correct in all material respects as of the Restatement Effective Date after giving effect to this Restatement; provided further that any representation and warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects on the Restatement Effective Date; and (d) No Default or Event of Default exists on the date hereof immediately before or immediately after giving effect to this Restatement. (e) Immediately after giving effect to this Restatement, each of the Released Entities (as defined below) constitutes an Excluded Subsidiary (as defined in the Amended and Restated Credit Agreement). SECTION 4. Effect on Loan Documents. On and after the Restatement Effective Date, (i) this Restatement Agreement shall constitute a “Loan Document” and (ii) the Initial Term Lender shall constitute a “Lender” for all purposes of the Amended and Restated Credit Agreement and the other Loan Documents and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. This Restatement Agreement shall constitute notice, and a Financial Officer’s certificate, to the Agent required under Sections 2.08(b), 2.09(c) and 2.19(a) of the Existing Credit Agreement and the Agent acknowledges and agrees that such notice period and information delivered in connection with such notice and certificate is satisfactory and the obligations set forth in such Sections of the Existing Credit Agreement relating to such notice and certificate have been satisfied. SECTION 5. Consent and Affirmation of the Loan Guarantors. Each of the Loan Guarantors (other than any Released Entities), in its capacity as a guarantor under Article X of the Existing Credit Agreement and a grantor under the Security Agreement and as a party to each other Loan Document to which it is a party, hereby (i) consents to the execution, delivery and performance of this Restatement Agreement and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Restatement Effective Date, except that, on and after the Restatement Effective Date, each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended and otherwise modified by this Restatement Agreement and (ii) affirms and confirms its guarantee of the Guaranteed Obligations and the prior pledge and/or prior grant of a security interest in the Collateral to secure the Secured Obligations and, after giving effect to this Restatement Agreement, all of the Collateral described in the Loan Documents does, and shall continue to, secure the payment and performance in full of all of the Secured Obligations, including the Initial Term Loans and the obligations related thereto and no new filings are required to be made or other action required to be taken to perfect or to maintain the perfection and priority of such Liens.

4 SECTION 6. Affirmation of the Borrower. The Borrower hereby (i) agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Restatement Effective Date, except that, on and after the Restatement Effective Date, each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement and (ii) affirms and confirms its prior pledge and/or prior grant of a security interest in the Collateral to secure the Secured Obligations and, after giving effect to this Restatement, all of the Collateral described in the Loan Documents does, and shall continue to, secure the payment and performance in full of all of the Secured Obligations, including the Initial Term Loans and the obligations related thereto and no new filings are required to be made or other action required to be taken to perfect or to maintain the perfection and priority of such Liens, in each case, other than with respect to the Released Entities. Each of the Loan Parties, the Agent and the Initial Term Lender acknowledge and agree that (x) all Secured Cash Management Obligations under and as defined in the Existing Credit Agreement that remain outstanding immediately prior to the Restatement Effective Date shall continue as Secured Cash Management Obligations for purposes of the Amended and Restated Credit Agreement and (y) all Secured Hedging Obligations under and as defined in the Existing Credit Agreement that remain outstanding immediately prior to the Restatement Effective Date shall continue as Secured Hedging Obligations for purposes of the Amended and Restated Credit Agreement. (a) The Agent and the Consenting Lenders constituting Required Lenders under the Amended and Restated Credit Agreement immediately after giving effect to this Restatement Agreement hereby consent to the release of each Loan Party identified on Schedule II hereto as of the Restatement Effective Date immediately after giving effect to this Restatement Agreement (each, a “Released Entity”). Effective as of the Restatement Effective Date immediately after giving effect to this Restatement, (i) each Released Entity shall be automatically and irrevocably released from all obligations, covenants, debts and liabilities under the Amended and Restated Credit Agreement and the other Loan Documents, (ii) all liens, security interests, pledges, assignments and other encumbrances granted to secure the obligations of each Released Entity under the Loan Documents shall automatically, immediately and irrevocably terminate and be released, (iii) each Released Entity shall cease to be a “Loan Party,” “Loan Guarantor,” or “Grantor” or other similar terms under the Amended and Restated Credit Agreement and the other Loan Documents, and (iv) each of the Agent and the Lenders party hereto further authorizes the Agent, at the sole expense of the Borrower (provided such expense are reasonable and documented), to execute and deliver any documents or instruments reasonably requested by the Borrower to evidence such release (which documents shall be without recourse to or representation or warranty by the Agent). (b) For the avoidance of doubt, in the event that any Released Entity ceases to constitute an Excluded Subsidiary (as defined in the Amended and Restated Credit Agreement), it shall be required to become a Loan Party and a Loan Guarantor to the extent required by, and pursuant to the terms and conditions of, Section 5.11 of the Amended and Restated Credit Agreement. (c) The Administrative Agent and the Consenting Lenders hereby agree that, upon the Restatement Effective Date, (i) the Mortgages on any properties with a Fair Market Value equal to or less than $25,000,000, as listed on Schedule III attached hereto (the “Released Mortgaged Properties”) shall be automatically released and (ii) the Borrower and any Loan Guarantor may take any actions necessary to effectuate or evidence such releases. The Administrative Agent further agrees to (at the Borrower’s cost (provided such costs are reasonable and documented)): (i) deliver, in accordance with applicable law, such mortgage and/or deed of trust satisfactions and other releases as may be reasonably required to enable Holdings and/or the Borrower to terminate or release the Mortgages encumbering such Released Mortgaged Properties and (ii) execute, deliver or file any other documents, or take any other actions reasonably requested by the Borrower, to release or evidence the release of the security interest in any Released Mortgaged Properties.

5 SECTION 7. Effect of Restatement. Except as expressly set forth herein, this Restatement Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the restatement of the Existing Credit Agreement pursuant to this Restatement Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the date hereof. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Existing Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. SECTION 8. Severability. Any term or provision of this Restatement Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Restatement Agreement or affecting the validity or enforceability of any of the terms or provisions of this Restatement Agreement in any other jurisdiction. If any provision of this Restatement Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable. SECTION 9. Execution in Counterparts. This Restatement Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Restatement Agreement by facsimile, scan, photograph or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Any signature to this Restatement Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. SECTION 10. Amendment, Modification and Waiver. This Restatement Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. This Restatement, the Amended and Restated Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. SECTION 11. GOVERNING LAW. THIS RESTATEMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESTATEMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE,

6 AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12. [Signature Pages Follow]

[Clean Harbors – Signature Page to Restatement Agreement] IN WITNESS WHEREOF, the parties have caused this Restatement Agreement to be executed by their respective authorized officers as of the date first above written. CLEAN HARBORS, INC. By_/s/ Eric Dugas____________________ Name: Eric Dugas Title: Chief Financial Officer ACE/ALLWASTE ENVIRONMENTAL SERVICES OF INDIANA, LLC ALTAIR DISPOSAL SERVICES, LLC AQUILEX FINANCE LLC AQUILEX INTERMEDIATE CORPORATE HOLDINGS LLC AQUILEX INTERMEDIATE HOLDINGS LLC AQUILEX LLC BATON ROUGE DISPOSAL, LLC BRIDGEPORT DISPOSAL, LLC CARBER HOLDINGS, INC. CB US HOLDINGS, INC. CH INTERNATIONAL HOLDINGS, LLC CLEAN HARBORS ANDOVER, LLC CLEAN HARBORS ARAGONITE, LLC CLEAN HARBORS ARIZONA, LLC CLEAN HARBORS BATON ROUGE, LLC CLEAN HARBORS BDT, LLC CLEAN HARBORS BUTTONWILLOW, LLC CLEAN HARBORS CHATTANOOGA, LLC CLEAN HARBORS CLIVE, LLC CLEAN HARBORS COFFEYVILLE, LLC CLEAN HARBORS COLFAX, LLC CLEAN HARBORS DEER PARK, LLC CLEAN HARBORS DEER TRAIL, LLC CLEAN HARBORS DEVELOPMENT, LLC CLEAN HARBORS DISPOSAL SERVICES, INC. CLEAN HARBORS EL DORADO, LLC CLEAN HARBORS ENVIRONMENTAL SERVICES, INC. CLEAN HARBORS EXPLORATION SERVICES, INC. CLEAN HARBORS FLORIDA, LLC CLEAN HARBORS GRASSY MOUNTAIN, LLC CLEAN HARBORS KANSAS, LLC CLEAN HARBORS KINGSTON FACILITY CORPORATION CLEAN HARBORS LAPORTE, LLC CLEAN HARBORS LAUREL, LLC CLEAN HARBORS LONE MOUNTAIN, LLC

[Clean Harbors – Signature Page to Restatement Agreement] CLEAN HARBORS OF BALTIMORE, INC. CLEAN HARBORS OF BRAINTREE, INC. CLEAN HARBORS OF CONNECTICUT, INC. CLEAN HARBORS PECATONICA, LLC CLEAN HARBORS RECYCLING SERVICES OF CHICAGO, LLC CLEAN HARBORS RECYCLING SERVICES OF OHIO, LLC CLEAN HARBORS REIDSVILLE, LLC CLEAN HARBORS SAN JOSE, LLC CLEAN HARBORS SAN LEON, INC. CLEAN HARBORS SERVICES, INC. CLEAN HARBORS SURFACE RENTALS USA, INC. CLEAN HARBORS TENNESSEE, LLC CLEAN HARBORS WESTMORLAND, LLC CLEAN HARBORS WHITE CASTLE, LLC CLEAN HARBORS WICHITA, LLC CLEAN HARBORS WILMINGTON, LLC COUSINS WASTE CONTROL, LLC CROWLEY DISPOSAL, LLC CYN OIL CORPORATION DFW WASTE OIL SERVICE, INC. DISPOSAL PROPERTIES, LLC EMERALD SERVICES, INC. EMERGENCY RESPONSE AND TRAINING SOLUTIONS, LLC ENVIRONMENTAL MANAGEMENT ALTERNATIVES, LLC ENVIRONMENTAL MANAGEMENT SPECIALISTS, LLC GREEN VIEW TECHNOLOGIES, INC. GSX DISPOSAL, LLC HILLIARD DISPOSAL, LLC HEPACO BLOCKER, INC. HEPACO GC, LLC HEPACO HOLDING, LLC HEPACO, LLC HILLIARD DISPOSAL, LLC HPC INDUSTRIAL GROUP, LLC HPC INDUSTRIAL SERVICES, LLC INDUSTRIAL SERVICE OIL COMPANY, INC. JESCO INDUSTRIAL SERVICE, LLC LJ ENERGY SERVICES INTERMEDIATE HOLDING CORP. LONESTAR WEST ENTERPRISES LLC LONESTAR WEST SERVICES LLC MURPHY'S WASTE OIL SERVICE, INC. NOBLE OIL SERVICES, INC. NTS, LLC PHILIP SERVICES/NORTH CENTRAL, LLC PLAQUEMINE REMEDIATION SERVICES, LLC

[Clean Harbors – Signature Page to Restatement Agreement] PSC INDUSTRIAL HOLDINGS CORP. PSC INDUSTRIAL OUTSOURCING OF MICHIGAN, LLC PSC INDUSTRIAL OUTSOURCING, LP PSC INDUSTRIAL, INC. PSC LDAR SERVICES, LLC RICKY’S OIL & ENVIRONMENTAL SERVICES, LLC RMF AQUILEX CORP. ROEBUCK DISPOSAL, LLC ROSEMEAD OIL PRODUCTS, INC. SAFETY-KLEEN ENVIROSYSTEMS COMPANY SAFETY-KLEEN ENVIROSYSTEMS COMPANY OF PUERTO RICO, INC. SAFETY-KLEEN INTERNATIONAL, INC. SAFETY-KLEEN OF CALIFORNIA, INC. SAFETY-KLEEN SYSTEMS, INC. SAFETY-KLEEN, INC. SAWYER DISPOSAL SERVICES, LLC SEAPORT ENVIRONMENTAL, LLC SERVICE CHEMICAL, LLC SPRING GROVE RESOURCE RECOVERY, INC. SYNERGY HYDROCARBON RECOVERY, LLC SYNERGY RECYCLING OF CENTRAL FLORIDA, LLC SYNERGY RECYCLING, LLC THE SOLVENTS RECOVERY SERVICE OF NEW JERSEY, INC. THERMO FLUIDS INC. THOMPSON INDUSTRIAL SERVICES, LLC TULSA DISPOSAL, LLC VERSANT ENERGY SERVICES, INC. By_/s/ Eric Dugas____________________ Name: Eric Dugas Title: Authorized Signatory

[Clean Harbors – Signature Page to Restatement Agreement] GOLDMAN SACHS LENDING PARTNERS LLC, as Agent By: _/s/ Thomas Manning____________________ Name: Thomas Manning Title: Authorized Signatory GOLDMAN SACHS LENDING PARTNERS LLC, as Initial Term Lender By: _/s/ Thomas Manning____________________ Name: Thomas Manning Title: Authorized Signatory

Exhibit A Amended and Restated Credit Agreement [See attached.]

Exhibit A AMENDED AND RESTATED CREDIT AGREEMENT Dated as of October 9, 2025 Among THE FINANCIAL INSTITUTIONS PARTY HERETO, as Lenders and GOLDMAN SACHS LENDING PARTNERS LLC, as Administrative Agent and Collateral Agent and CLEAN HARBORS, INC., as Borrower and THE LOAN GUARANTORS FROM TIME TO TIME PARTY HERETO ___________ GOLDMAN SACHS LENDING PARTNERS LLC, JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., CITIZENS BANK, N.A., TRUIST SECURITIES, INC., STIFEL NICOLAUS & COMPANY, INCORPORATED and ROYAL BANK OF CANADA, as Joint Lead Arrangers and Joint Bookrunners

-ii- TABLE OF CONTENTS Page ARTICLE I DEFINITIONS SECTION 1.01 Defined Terms .............................................................................................................. 1 SECTION 1.02 Classification of Loans and Borrowings .................................................................... 59 SECTION 1.03 Conversion of Currencies ........................................................................................... 59 SECTION 1.04 Terms Generally ......................................................................................................... 59 SECTION 1.05 Certain Calculations and Tests ................................................................................... 60 SECTION 1.06 Change of Currency.................................................................................................... 61 SECTION 1.07 Accounting Terms; GAAP ......................................................................................... 61 SECTION 1.08 Limited Condition Transaction .................................................................................. 62 SECTION 1.09 [Reserved] .................................................................................................................. 63 SECTION 1.10 Interest Rates .............................................................................................................. 63 ARTICLE II THE CREDITS SECTION 2.01 Term Commitments .................................................................................................... 63 SECTION 2.02 Loans and Borrowings................................................................................................ 63 SECTION 2.03 [Reserved] .................................................................................................................. 64 SECTION 2.04 [Reserved] .................................................................................................................. 64 SECTION 2.05 [Reserved] .................................................................................................................. 64 SECTION 2.06 Repayment of Term Loans ......................................................................................... 65 SECTION 2.07 Evidence of Debt ........................................................................................................ 65 SECTION 2.08 Optional Prepayment of Term Loans ......................................................................... 65 SECTION 2.09 Mandatory Prepayment of Term Loans ...................................................................... 66 SECTION 2.10 Fees............................................................................................................................. 69 SECTION 2.11 Interest ........................................................................................................................ 69 SECTION 2.12 Conversion/Continuation Options .............................................................................. 70 SECTION 2.13 Payments and Computations ...................................................................................... 70 SECTION 2.14 Increased Costs; Change of Law, Etc. ........................................................................ 71 SECTION 2.15 Taxes .......................................................................................................................... 74 SECTION 2.16 Allocation of Proceeds; Sharing of Setoffs ................................................................ 77 SECTION 2.17 Mitigation Obligations; Replacement of Lenders ...................................................... 78 SECTION 2.18 Extensions and Modifications .................................................................................... 79 SECTION 2.19 Incremental Facilities ................................................................................................. 81 SECTION 2.20 Refinancing Term Loans. ........................................................................................... 84 ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01 Organization; Powers ................................................................................................. 86 SECTION 3.02 Authorization; Enforceability ..................................................................................... 87 SECTION 3.03 Governmental Approvals; No Conflicts ..................................................................... 87 SECTION 3.04 Financial Condition; No Material Adverse Change ................................................... 87 SECTION 3.05 Properties .................................................................................................................... 87 SECTION 3.06 Litigation and Environmental Matters........................................................................ 88 SECTION 3.07 Compliance with Laws and Agreements; Licenses and Permits ................................ 89 SECTION 3.08 Investment Company Status ....................................................................................... 89 SECTION 3.09 Taxes .......................................................................................................................... 89

-iii- SECTION 3.10 [Reserved] .................................................................................................................. 89 SECTION 3.11 [Reserved] .................................................................................................................. 89 SECTION 3.12 ERISA ........................................................................................................................ 89 SECTION 3.13 Disclosure ................................................................................................................... 90 SECTION 3.14 Reserved ..................................................................................................................... 90 SECTION 3.15 Solvency ..................................................................................................................... 90 SECTION 3.16 Insurance .................................................................................................................... 91 SECTION 3.17 Capitalization and Subsidiaries .................................................................................. 91 SECTION 3.18 Security Interest in Collateral ..................................................................................... 91 SECTION 3.19 Labor Disputes ........................................................................................................... 91 SECTION 3.20 Federal Reserve Regulations ...................................................................................... 91 SECTION 3.21 Anti-Corruption and Sanctions Laws ......................................................................... 92 SECTION 3.22 Intellectual Property; Licenses, Etc. .......................................................................... 94 ARTICLE IV CONDITIONS SECTION 4.01 Conditions Precedent to Effectiveness ....................................................................... 92 SECTION 4.02 Conditions Precedent to Each Term Loan .................................................................. 94 ARTICLE V AFFIRMATIVE COVENANTS SECTION 5.01 Financial Statements and Other Information .............................................................. 94 SECTION 5.02 Notices of Material Events ......................................................................................... 97 SECTION 5.03 Existence; Conduct of Business ................................................................................. 97 SECTION 5.04 Payment of Taxes ....................................................................................................... 97 SECTION 5.05 Maintenance of Properties .......................................................................................... 97 SECTION 5.06 Books and Records; Inspection Rights ....................................................................... 98 SECTION 5.07 Maintenance of Ratings .............................................................................................. 98 SECTION 5.08 Compliance with Laws ............................................................................................... 98 SECTION 5.09 Use of Proceeds .......................................................................................................... 98 SECTION 5.10 Insurance .................................................................................................................... 99 SECTION 5.11 Additional Collateral; Further Assurances; Negative Pledge ..................................... 99 SECTION 5.12 Post-Closing Requirements ...................................................................................... 101 SECTION 5.13 Compliance with Environmental Laws .................................................................... 101 SECTION 5.14 Designation of Subsidiaries. ..................................................................................... 102 ARTICLE VI NEGATIVE COVENANTS SECTION 6.01 Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock .............................................................................................. 102 SECTION 6.02 Limitation on Liens .................................................................................................. 109 SECTION 6.03 Merger, Consolidation or Sale of All or Substantially All Assets ............................ 109 SECTION 6.04 Limitation on Restricted Payments .......................................................................... 111 SECTION 6.05 Limitations on Transactions with Affiliates ............................................................. 115 SECTION 6.06 Dispositions .............................................................................................................. 116 SECTION 6.07 Limitation on Investments ........................................................................................ 118 SECTION 6.08 Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries ........ 118 SECTION 6.09 [Reserved] . .............................................................................................................. 120 SECTION 6.10 [Reserved] ................................................................................................................ 120 SECTION 6.11 Business of the Borrower and Restricted Subsidiaries ............................................. 120 SECTION 6.12 Fiscal Year ................................................................................................................ 120

-iv- ARTICLE VII EVENTS OF DEFAULT SECTION 7.01 Events of Default ...................................................................................................... 120 SECTION 7.02 Remedies upon Event of Default .............................................................................. 123 ARTICLE VIII THE AGENT SECTION 8.01 The Agent ................................................................................................................. 123 SECTION 8.02 Credit Bidding .......................................................................................................... 126 SECTION 8.03 Withholding Taxes ................................................................................................... 127 SECTION 8.04 Additional Acknowledgments of Lenders ................................................................ 127 SECTION 8.05 Intercreditor Agreements. ......................................................................................... 129 ARTICLE IX MISCELLANEOUS SECTION 9.01 Notices ...................................................................................................................... 130 SECTION 9.02 Waivers; Amendments ............................................................................................. 132 SECTION 9.03 Expenses; Indemnity; Damage Waiver .................................................................... 134 SECTION 9.04 Successors and Assigns ............................................................................................ 136 SECTION 9.05 Survival .................................................................................................................... 140 SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution .............................. 140 SECTION 9.07 Severability ............................................................................................................... 141 SECTION 9.08 Right of Setoff .......................................................................................................... 141 SECTION 9.09 Governing Law; Jurisdiction .................................................................................... 142 SECTION 9.10 Waiver of Jury Trial ................................................................................................. 142 SECTION 9.11 Headings ................................................................................................................... 143 SECTION 9.12 Confidentiality .......................................................................................................... 143 SECTION 9.13 Several Obligations; Nonreliance; Violation of Law ............................................... 143 SECTION 9.14 USA PATRIOT Act ................................................................................................. 143 SECTION 9.15 Disclosure ................................................................................................................. 144 SECTION 9.16 Interest Rate Limitation ............................................................................................ 144 SECTION 9.17 Material Non-Public Information ............................................................................. 144 SECTION 9.18 No Fiduciary Duty, etc. ............................................................................................ 144 SECTION 9.19 Keepwell ................................................................................................................... 145 SECTION 9.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions......... 145 SECTION 9.21 Certain ERISA Matters ............................................................................................ 146 SECTION 9.22 Acknowledgment Regarding any Supported QFCs ................................................. 148 ARTICLE X LOAN GUARANTY SECTION 10.01 Guaranty ................................................................................................................... 149 SECTION 10.02 Guaranty of Payment ................................................................................................ 149 SECTION 10.03 No Discharge or Diminishment of Loan Guaranty .................................................. 149 SECTION 10.04 Defenses Waived ...................................................................................................... 150 SECTION 10.05 Rights of Subrogation ............................................................................................... 150 SECTION 10.06 Reinstatement; Stay of Acceleration ........................................................................ 150 SECTION 10.07 Information ............................................................................................................... 151 SECTION 10.08 [Reserved] ................................................................................................................ 151 SECTION 10.09 Maximum Liability .................................................................................................. 151 SECTION 10.10 Contribution ............................................................................................................. 151 SECTION 10.11 Liability Cumulative................................................................................................. 152

-v- SECTION 10.12 Release of Loan Guarantors ..................................................................................... 152 SCHEDULES: Schedule I — Term Commitments Schedule 1.01 — Mortgaged Properties Schedule 3.05(a) — Principal Place of Business and Chief Executive Office Schedule 3.05(f) — Intellectual Property Schedule 3.17 — Capitalization and Subsidiaries Schedule 3.19 — Labor Disputes Schedule 5.12 — Post-Closing Requirements Schedule 6.01 — Existing Indebtedness Schedule 6.02 — Existing Liens Schedule 6.04 — Restricted Payments Schedule 6.05 — Existing Affiliate Transactions Schedule 6.07 — Existing Investments Schedule 9.01 — Borrower’s Website for Electronic Delivery EXHIBITS: Exhibit A — Form of Administrative Questionnaire Exhibit B — Form of Assignment and Assumption Exhibit C — Form of Compliance Certificate Exhibit D — Joinder Agreement Exhibit E — Form of Borrowing Request Exhibit F — Form of Term Loan Note Exhibit G — Form of Conversion or Continuation Notice Exhibit H — [Reserved] Exhibit I — [Reserved] Exhibit J — Form of ABL Intercreditor Agreement Exhibit K-1 — Form of U.S. Tax Compliance Certificate Exhibit K-2 — Form of U.S. Tax Compliance Certificate Exhibit K-3 — Form of U.S. Tax Compliance Certificate Exhibit K-4 — Form of U.S. Tax Compliance Certificate

Exhibit A AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 9, 2025, (this “Agreement”), among CLEAN HARBORS, INC., a Massachusetts corporation (the “Borrower”), each Subsidiary of the Borrower that, from time to time, becomes a party hereto, the Lenders (as defined in Article I), and GOLDMAN SACHS LENDING PARTNERS LLC, as administrative agent for the Lenders and collateral agent for the Secured Parties hereunder (in such capacities, together with its successors and assigns in such capacities, the “Agent”). WHEREAS, the Borrower, the Agent and the lenders from time to time party thereto are party to that certain Credit Agreement, dated as of June 30, 2017 (as amended by the First Amendment, dated as of April 17, 2018, the Incremental Facility Amendment to Credit Agreement, dated as of July 19, 2018, the Incremental Facility Amendment No. 2 to Credit Agreement, dated as of October 8, 2021, Amendment No. 3 to Credit Agreement, dated as of June 23, 2023, Amendment No. 4 to Credit Agreement, dated as of December 27, 2023, Incremental Facility Amendment No. 5 to Credit Agreement, dated as of March 22, 2024, Amendment No. 6 to Credit Agreement, dated as of October 8, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). WHEREAS, the Borrower has requested that the Lenders extend Term Loans on the Closing Date in an aggregate principal amount of $1,260,000,000. WHEREAS, the proceeds of the Term Loans funded on the Closing Date will be used, together with cash on hand of the Borrower, to (x) to refinance in full all 2021 Incremental Term Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement immediately prior to the Closing Date (as defined below) (the “Refinancing Transaction”) and (y) pay fees, costs and expenses (including all legal, accounting and other professional fees, costs and expenses) incurred or paid by the Borrower or any Restricted Subsidiary in connection with the foregoing or any other transaction related to the foregoing (including premiums and accrued and unpaid interest to be paid in connection with the Refinancing Transaction, the “Transaction Costs”). The borrowing of the Term Loans on the Closing Date, the Refinancing Transaction and the payment of Transaction Costs are collectively referred to herein as the “Transactions”. NOW THEREFORE, the parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABL Credit Agreement” means the Seventh Amended and Restated Credit Agreement dated as of June 28, 2024 by and among the Borrower, each of the other borrower and guarantor parties thereto, each of the lenders and issuing banks party thereto and Bank of America, N.A., as administrative agent and collateral agent (as amended, amended and restated or otherwise modified from time to time). “ABL Intercreditor Agreement” means that certain Intercreditor Agreement dated as of June 30, 2017, by and between the Agent, Bank of America, N.A., the Borrower and certain Affiliates of the Borrower (as amended, amended and restated or otherwise modified from time to time). “ABR Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR.”

-2- “Acquired Entity or Business” means any Person, property, business or asset acquired by the Borrower or any Restricted Subsidiary, to the extent not subsequently sold, transferred or otherwise disposed by the Borrower or such Restricted Subsidiary. “Acquired Indebtedness” means, with respect to any specified Person, (a) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person, and (b) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person. “Administrative Questionnaire” means an Administrative Questionnaire in the form supplied by the Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this Agreement, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Affiliate Transaction” has the meaning assigned to such term in Section 6.05(a). “Agent” has the meaning assigned to such term in the recitals to this Agreement. “Agent’s Office” means the Agent’s address and, as appropriate, account as the Agent may from time to time notify the Borrower and the Lenders. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its direct or indirect parent companies or subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Amount” means, at any time (the “Reference Time”), an amount equal to (a) the sum, without duplication, of: (i) $1,400,000,000, plus (ii) an amount equal to 50% of the Consolidated Net Income (excluding from Consolidated Net Income, for this purpose only, any amount that otherwise increased the Applicable Amount pursuant to clause (v) or (vi) below) of the Borrower for the period (taken as one accounting period) from July 1, 2025 to the end of the Borrower’s most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01 at the Reference Time, or, in case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit, plus (iii) the amount of any capital contributions in cash, marketable securities or Qualified Proceeds made to, or any proceeds in cash, marketable securities or Qualified Proceeds of an issuance of Equity Interests of the Borrower or any of its direct or indirect parent

-3- companies (or debt securities that have been converted or exchanged into Equity Interests of the Borrower or any of its direct or indirect parent companies (other than Disqualified Stock)) (in each case, other than (w) Excluded Contributions, (x) proceeds from Equity Interests of any direct or indirect parent company of the Borrower constituting the consideration for an Investment made in reliance on clause (j) of the definition of “Permitted Investments,” (y) the Designated Equity Amount and (z) the proceeds of Disqualified Stock of the Borrower and Designated Preferred Stock) received by, the Borrower from and including the Business Day immediately following the Closing Date through and including the Reference Time, including any such proceeds from the issuance of Equity Interests of any direct or indirect parent of the Borrower to the extent the cash proceeds thereof are contributed to the Borrower, plus (iv) to the extent not already reflected as an increase to Consolidated Net Income or reflected as a return of capital or deemed reduction in the amount of such Investment pursuant to subclause (b)(ii) below, the amount of any distribution in cash, marketable securities or Qualified Proceeds received in respect of any Investment made in reliance on clause (q) of the definition of “Permitted Investments” and any dividend in cash, marketable securities or Qualified Proceeds received from an Unrestricted Subsidiary, in each case by the Borrower or any Restricted Subsidiary, plus (v) to the extent not already reflected as a return of capital or deemed reduction in the amount of such Investment pursuant to subclause (b)(ii) below, the aggregate amount received in cash or marketable securities and the fair market value, as determined in good faith by the Borrower, of Qualified Proceeds received after the Closing Date by the Borrower and its Restricted Subsidiaries by means of (1) the sale or other disposition (other than to the Borrower or a Subsidiary) of Investments made in reliance on clause (q) of the definition of “Permitted Investments,” repurchases and redemptions of such Investments (other than by the Borrower or any Subsidiary) and repayments of loans or advances that constitute such Investments or (2) the sale (other than to the Borrower or a Subsidiary) of Equity Interests in an Unrestricted Subsidiary (solely to the extent that such Investments in Unrestricted Subsidiaries were outstanding in reliance on clause (q) of the definition of “Permitted Investments”), plus (vi) to the extent not already reflected as a return of capital or deemed reduction in the amount of such Investment pursuant to subclause (b)(ii) below, the amount of any Investment made after the Closing Date in reliance on clause (q) of the definition of “Permitted Investments,” in any Unrestricted Subsidiary that has been redesignated after the Closing Date as a Restricted Subsidiary or that has been merged or consolidated with or into the Borrower or any Restricted Subsidiary after the Closing Date (but in any event not to exceed the original amount of such Investment), plus (vii) the proceeds received by the Borrower or any Restricted Subsidiary from Indebtedness of the Borrower or any Restricted Subsidiary incurred after the Closing Date (other than any such Indebtedness issued to the Borrower or any Restricted Subsidiary), to the extent such Indebtedness has been exchanged or converted into Equity Interests (other than Disqualified Stock) of the Borrower, together with the fair market value (as reasonably determined by the Borrower) of any Permitted Investments or other property received by the Borrower or any Restricted Subsidiary upon such exchange or conversion, in each case, during the period from and including the Closing Date through and including such time, plus (viii) the aggregate amount of any Declined Proceeds since the Closing Date and at or prior to such time,

-4- minus (b) the sum, without duplication, of: (i) the aggregate actual amount of Restricted Payments made pursuant to Section 6.04(i) since the Closing Date and prior to the Reference Time; and (ii) the aggregate actual amount of Investments made in reliance on clause (q) of the definition of “Permitted Investments” (net of any return of capital in respect of such Investment or deemed reduction in the amount of such Investment including, without limitation, upon the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary or the sale of any such Investment for cash or Qualified Proceeds). “Applicable Percentage” means, with respect to any Lender, the percentage of the aggregate outstanding Term Loans and Term Commitments represented by such Lender’s Term Loans and Term Commitments. If the Term Loans have been repaid and the Term Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Term Loans and Term Commitments most recently in effect, giving effect to any assignments. “Applicable Rate” means (i) with respect to the Initial Term Loans, a percentage per annum equal to (a) for Term SOFR Term Loans, 1.50%, and (b) for Base Rate Term Loans, 0.50%and (ii) with respect to any Term Loan of any other Class, the rate or rates per annum set forth in the applicable Incremental Facility Agreement, Extension/Modification Agreement or Refinancing Agreement. “Approved Electronic Communications” means each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or otherwise chooses to, provide to the Agent pursuant to any Loan Document or the transactions contemplated therein, including (a) any supplement, joinder or amendment to the Collateral Documents and any other written contractual obligation delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and (b) any financial statement, financial and other report, notice, request, certificate and other information material. “Approved Electronic Platform” has the meaning assigned to that term in Section 8.01. “Approved Fund” has the meaning assigned to that term in Section 9.04(b). “Asset Sale Prepayment Event” means any Disposition consummated in reliance on Section 6.06(j) or (n). “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Agent, in the form of Exhibit B or any other form approved by the Agent. “Attributable Debt” in respect of a Sale and Lease-Back Transaction means, as at the time of determination, the present value (discounted at the interest rate then borne by the Term Loans that are Term SOFR Term Loans, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended); provided, however, that if such Sale and Lease-Back Transaction results in a Capitalized Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capitalized Lease Obligation.”

-5- “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) Term SOFR for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or Term SOFR, respectively. “Benchmark” means, initially, Term SOFR; provided that if a replacement of the Benchmark has occurred pursuant to Section 2.14(b)(ii), then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means, for any Available Tenor, the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar- denominated syndicated credit facilities at such time; provided that, if the Benchmark Replacement

-6- would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent reasonably decides in consultation with the Borrower may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or if the Agent reasonably determines in consultation with the Borrower that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Agent reasonably decides in consultation with the Borrower is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation, (b) with respect to a partnership, the board of directors of the general partner of the partnership and (c) with respect to any other Person, the board or committee of such Person serving a similar function. “Borrower” has the meaning assigned to such term in the preamble to this Agreement. “Borrower Guaranteed Obligations” has the meaning assigned to such term in Section 10.01(b).

-7- “Borrowing” means any Term Loans of the same Class and Type made, converted or continued on the same date and, in the case of Term SOFR Term Loans, as to which a single Interest Period is in effect. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.02 and substantially in the form attached hereto as Exhibit E, or such other form as shall be approved by the Agent. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed. “Capital Expenditures” means, for any period, the aggregate, without duplication, of (a) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries; (b) the capitalized amount of any Capitalized Lease Obligations incurred by the Borrower and its Restricted Subsidiaries during such period; and (c) expenditures made for client contract investments and included as additions during the period to other assets reflected in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries. “Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but, in each case, excluding any debt securities convertible into or exchangeable for such equity (including Permitted Convertible Indebtedness), any Permitted Bond Hedge Transactions and any Permitted Warrant Transactions. “Capitalized Lease Obligation” means, subject to Section 1.08, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of a Person and its Restricted Subsidiaries. “Cash Equivalents” means: (a) Dollars; (b) in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business; (c) securities issued or directly and fully and unconditionally guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

-8- (d) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $250,000,000; (e) repurchase obligations for underlying securities of the types described in clauses (c) and (d) above entered into with any financial institution meeting the qualifications specified in clause (d) above; (f) commercial paper rated at least “P-1” by Moody’s or at least “A-1” by S&P and in each case maturing within 12 months after the date of issuance thereof; (g) investment funds investing at least 95% of their assets in securities of the types described in clauses (a) through (f) above; (h) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition; (i) Indebtedness or Preferred Stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 12 months or less from the date of acquisition; and (j) in the case of any Foreign Subsidiary, investments of comparable tenure and credit quality to those described in the foregoing clauses (a) through (i) or other high quality short-term investments, in each case, customarily utilized in countries in which such Foreign Subsidiary operates for short-term cash management purposes. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (a) and (b) above, provided that such amounts are converted into one or more of the currencies set forth in clauses (a) and (b) above as promptly as practicable and in any event within ten (10) Business Days following the receipt of such amounts. “Canadian Subsidiary” means, with respect to any Person, any Subsidiary of such Person that is organized under the laws of Canada. “Captive Insurance Subsidiary” means (i) any Subsidiary of the Borrower operating for the purpose of (a) insuring the businesses, operations or properties owned or operated by any Parent Entity, the Borrower or any of its Subsidiaries, including their future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members), and related benefits and/or (b) conducting any activities or business incidental thereto (it being understood and agreed that activities which are relevant or appropriate to qualify as an insurance company for U.S. federal or state tax purposes shall be considered “activities or business incidental thereto”) or (ii) any Subsidiary of any such insurance subsidiary operating for the same purpose described in clause (i) above. “Cash Management Agreement” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer, bilateral letters of credit and other cash management arrangements.

-9- “Cash Management Obligations” means (a) obligations in respect of any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements, electronic fund transfer, treasury services and cash management services, including controlled disbursement services, working capital lines, lines of credit, overdraft facilities, foreign exchange facilities, deposit and other accounts and merchant services, or other cash management arrangements or any automated clearing house arrangements, (b) other obligations in respect of netting or setting off arrangements, credit, debit or purchase card programs, stored value card and similar arrangements and (c) obligations in respect of any other services related, ancillary or complementary to the foregoing (including any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements and cash management services, corporate credit and purchasing cards and related programs or any automated clearing house transfers of funds). “Casualty Event” means, with respect to any equipment, fixed assets or real property (including any improvements thereon) of the Borrower or any Restricted Subsidiary, any loss of or damage to, or any condemnation or other taking by a Governmental Authority of, such property, the date on which the Borrower or any of the Restricted Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation to replace or repair such property. “CFC” means a Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Law” means the occurrence after the date of this Agreement of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority; or (c) compliance by the Lender (or, for purposes of Section 2.14(c)(ii), by any lending office of the Lender or by the Lender’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted, issued or implemented, but only to the extent such rules, regulations, or published interpretations or directives are applied to the Borrower and its Subsidiaries by the Agent or any Lender in substantially the same manner as applied to another similarly situated borrower under comparable syndicated credit facilities. “Change of Control” means the earliest to occur of: (a) the Borrower becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Closing Date), other than one or more Permitted Holders or a Parent Entity, that is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date), of more than 50% of the total voting power of the Voting Stock of the Borrower, unless the Permitted Holders have, at such time, the right or the ability by proxy, voting power, contract or otherwise to directly or indirectly elect, designate, nominate or appoint a majority of the board of directors of the Borrower; provided that (x) so long as the Borrower is a Subsidiary of any Parent Entity, no Person shall be deemed to be or become a beneficial owner of more than 50% of the total voting power of the Voting Stock of the Borrower unless such

-10- Person shall be or become a beneficial owner of more than 50% of the total voting power of the Voting Stock of such Parent Entity (other than a Parent Entity that is a Subsidiary of another Parent Entity) and (y) any Voting Stock of which any Permitted Holder is the beneficial owner shall not in any case be included in any Voting Stock of which any such Person is the beneficial owner; (b) the sale, transfer, conveyance or other disposition (other than by way of merger, amalgamation, consolidation or other business combination transaction) in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Restricted Subsidiaries taken as a whole to a Person, other than the Borrower, any of its Restricted Subsidiaries, or one or more Permitted Holders, and any “person” (as defined in clause (a)) (other than one or more Permitted Holders or any Parent Entity) is or becomes the “beneficial owner” (as defined in clause (a)) of more than 50% of the total voting power of the Voting Stock of the transferee Person in such sale or transfer of assets, as the case may be, unless the Permitted Holders have, at such time, the right or the ability by proxy, voting power, contract or otherwise to directly or indirectly elect, designate, nominate or appoint a majority of the board of directors of the Borrower; provided that (x) so long as the Borrower is a Subsidiary of any Parent Entity, no Person shall be deemed to be or become a beneficial owner of more than 50% of the total voting power of the Voting Stock of the Borrower unless such Person shall be or become a beneficial owner of more than 50% of the total voting power of the Voting Stock of such Parent Entity (other than a Parent Entity that is a Subsidiary of another Parent Entity) and (y) any Voting Stock of which any Permitted Holder is the beneficial owner shall not in any case be included in any Voting Stock of which any such Person is the beneficial owner; or (c) the occurrence of any “Change of Control” (or any comparable term) in any document pertaining to the Existing Senior Notes or the ABL Credit Agreement, in each case, including any refinancings thereof. Notwithstanding the preceding or any provision of Section 13d-3 of the Exchange Act, (i) a Person or group shall not be deemed to beneficially own Voting Stock subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Voting Stock in connection with the transactions contemplated by such agreement, (ii) if any group includes one or more Permitted Holders, the issued and outstanding Voting Stock of the Borrower owned, directly or indirectly, by any Permitted Holders that are part of such group shall not be treated as being beneficially owned by such group or any other member of such group for purposes of determining whether a Change of Control has occurred, (iii) a Person or group will not be deemed to beneficially own the Voting Stock of another Person as a result of its ownership of Voting Stock or other securities of such other Person’s parent entity (or related contractual rights) unless it owns 50% or more of the total voting power of the Voting Stock entitled to vote for the election of directors of such parent entity having a majority of the aggregate votes on the board of directors (or similar body) of such parent entity and (iv) the right to acquire Voting Stock (so long as such Person does not have the right to direct the voting of the Voting Stock subject to such right) or any veto power in connection with the acquisition or disposition of Voting Stock will not cause a party to be a beneficial owner. “Class” when used (a) in reference to any Term Loan or Borrowing, refers to whether such Term Loan, or the Term Loans comprising such Borrowing, are Initial Term Loans or Term Loans established as a separate “Class” under Section 2.18, 2.19 or 2.20, (b) in reference to any Term Commitment refers to whether such Term Commitment is an Initial Term Commitment or a Term

-11- Commitment established as a separate “Class” under Section 2.18, 2.19 or 2.20 and (c) in reference to any Lender, refers to whether such Lender has a Term Loan or Term Commitment of a particular Class. “Closing Date” means October 9, 2025. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means any “Collateral” as defined in the Security Agreement, Mortgaged Property and any and all property owned, leased or operated by a Person from time to time subject to a security interest or Lien in favor of the Agent for the benefit of the Secured Parties under the Collateral Documents. “Collateral Documents” means, collectively, the Security Agreement, the Mortgages and any other documents granting (or purporting to grant) a Lien upon the Collateral as security for payment of the Obligations. “Commitment” means the Initial Term Commitment and/or any Incremental Term Commitment, as the context may require. “Commitments Schedule” means Schedule I. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Company Competitor” means any Person that competes with the business of Borrower or any Subsidiary of Borrower from time to time. “Compliance Certificate” means a certificate of the Borrower substantially in the form of Exhibit C. “Consolidated Depreciation and Amortization Expense” means with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP. “Consolidated First Lien Debt Ratio” as of any date of determination means the ratio of (a) the excess of (i) Consolidated Total Indebtedness that is secured by any Lien on any assets or property of the Borrower or any of its Subsidiaries; provided that such Indebtedness (A) is not expressly subordinated pursuant to a written agreement in right of payment to the Obligations or (B) is not secured by Liens on the Collateral that are expressly junior to the Liens securing the Obligations (it being understood that any Indebtedness under the ABL Credit Agreement and any Refinancing Indebtedness in respect thereof shall be included in the calculation of the Consolidated First Lien Debt Ratio) as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01 over (ii) an amount equal to the amount of cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries on such date that are free and clear of any Lien (other than non-consensual Permitted Liens and Permitted Liens of the type set forth in clauses (g)(ii), (q)(A), (q)(C), (u) through (x), (aa) or (p) (solely in the case of this clause (p) to the extent such Liens relate to Permitted Liens of the type set forth in the foregoing clauses) of the definition of “Permitted Liens”) to (b) EBITDA of the Borrower for the period of the most recently ended Test Period, in each case with such pro forma adjustments to Consolidated Total Indebtedness and EBITDA, mutatis mutandis, as are set forth in the definition of “Interest Coverage Ratio.”

-12- “Consolidated Interest Expense” means, with respect to any Person for any period, the sum, without duplication, of (a) consolidated interest expense of such Person and its Restricted Subsidiaries paid in cash for such period, to the extent such expense was deducted in computing Consolidated Net Income including (i) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (ii) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers’ acceptances, (iii) noncash interest payments (but excluding any noncash interest expense attributable to the movement in the mark-to-market valuation of Hedging Obligations or other derivative instruments pursuant to GAAP), (iv) the interest component of Capitalized Lease Obligations, (v) net payments, if any, pursuant to interest rate Hedging Obligations with respect to Indebtedness and (vi) all commissions, discounts, yield and other fees and charges in the nature of interest expense related to any Receivables Facility, and excluding (A) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (B) any expensing of bridge, commitment and other financing fees and (C) any redemption premiums paid in connection with the redemption of any Indebtedness, plus (b) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, less (c) interest income for such period. For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. “Consolidated Leverage Ratio” with respect to any Person as of any date of determination, means the ratio of (a) the excess of Consolidated Total Indebtedness of such Person as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01 over the amount of cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries on such date that are free and clear of any Lien (other than non-consensual Permitted Liens and Permitted Liens of the type set forth in clauses (g)(ii), (q)(A), (q)(C), (u) through (x), (aa) or (p) (solely in the case of this clause (p) to the extent such Liens relate to Permitted Liens of the type set forth in the foregoing clauses) of the definition of “Permitted Liens”) to (b) the aggregate amount of EBITDA of such Person for the period of the most recently ended Test Period, in each case with such pro forma adjustments to Consolidated Total Indebtedness and EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Interest Coverage Ratio.” “Consolidated Net Income” means, with respect to any Person for any period, the Net Income of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, however, that there will not be included in such Consolidated Net Income (without duplication): (a) extraordinary, exceptional, infrequent, one-time, unusual or non-recurring gains or losses (less all fees and expenses relating thereto) or expenses (including any extraordinary, exceptional, infrequent, one-time, unusual or non-recurring operating expenses directly attributable to the implementation of cost savings initiatives, restructurings, strategic initiatives and any accruals or reserves in respect of any extraordinary, exceptional, infrequent, one-time, non-recurring or unusual items (including fees paid to strategic consultants and other third-party specialists) or acquisitions), severance, security, relocation costs, integration and facilities’ opening costs, restructuring or similar charges, redundancy charges, accruals or reserves (including restructuring and integration costs related to acquisitions after June 30, 2025 and adjustments to existing reserves and any restructuring or similar charge relating to any Permitted Tax Restructuring), whether or not classified as restructuring expense on the consolidated financial statements, lease run-off or other business optimization charges, including related to technology upgrades, new product introductions, systems implementation charges, charges relating to entry into a new market, consulting charges, product and intellectual property development, software development charges, charges associated with new systems design, project startup charges, Start-Up Losses, information technology charges, charges in connection with new operations, corporate

-13- development charges, recruiting fees, signing costs, retention or completion bonuses, Transaction Bonuses (and the employer portion of any payroll taxes associated therewith), bank and similar fees and expenses incurred in connection with specified Cash Management Obligations, transition costs, costs (including in respect of employees and management) related to establishing new facilities or reserves or related to discontinuation/closure/consolidation of facilities, internal costs in respect of strategic initiatives, duplicative rent expense, implementation of any enhanced accounting function (including in connection with becoming a standalone entity or public company) and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of multi-employer plan or pension liabilities), for such period; (b) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income; (c) Transaction Costs, including (i) payment of any severance and the amount of any other success, change of control or similar bonuses (including Transaction Bonuses) or payments payable to any current or former employee, director, manager, officer or consultant of the Borrower or any of its Subsidiaries as a result of the consummation of the Transactions without the requirement of any action on the part of the Borrower or any of its Subsidiaries, and (ii) costs in connection with payments related to the rollover, acceleration or payout of equity interests and stock options held by management and members of the board of the Borrower and its Subsidiaries, including the payment of any employer taxes related to the items in this clause; (d) the net income (loss) for such period of any Person that is an Unrestricted Subsidiary and any Person that is not the Borrower or a Subsidiary or that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or distributions or other similar payments that are actually paid in cash (or to the extent converted into cash) by such Person to the Borrower or any Restricted Subsidiary during such period; (e) any fees and expenses (including allocated internal costs and expenses and any transaction or retention bonus or similar payment) incurred during such period, or any amortization thereof for such period, in connection with any acquisition, non-recurring costs to acquire equipment to the extent not capitalized in accordance with GAAP, Investment, recapitalization, asset disposition, non- competition agreement, issuance or repayment of debt, issuance of equity securities (including any Equity Offering of the Borrower or any Parent Entity), refinancing transaction or amendment or other modification of or waiver or consent or forbearance or restructuring relating to any debt instrument (in each case, including the Transaction Costs and any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed and/or successful) and any charges or non- recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful or completed (including, for the avoidance of doubt, the effects of expensing all transaction-related expenses in accordance with FASB Accounting Standards Codification 805 and gains or losses associated with FASB Accounting Standards Codification 460); (f) any income (loss) for such period attributable to the early extinguishment of Indebtedness, hedging agreements or other derivative instruments; (g) accruals and reserves that are established or adjusted in accordance with GAAP (including any adjustment of estimated payouts on existing earn-outs, inventory, property and equipment, leases, rights fee arrangements, software, goodwill, intangible assets, in-process research and development, deferred revenue, advanced billings and debt line items thereof) resulting from the application of recapitalization accounting or the acquisition method of accounting, as the case may be, in relation to the Transactions or any consummated acquisition (or the amortization or write-off of any

-14- amounts thereof) or changes as a result of the adoption or modification of accounting policies during such period or inventory valuation policy methods (including changes in capitalization or variances) or other inventory adjustments (including any non-cash increase in expense as a result of last-in-first-out and/or first-in-last-out methods of accounting); (h) all non-cash expenses and costs that result from the issuance of stock-based awards, partnership interest-based awards and similar incentive based compensation awards or arrangements; (i) any income (loss) attributable to deferred compensation plans or trusts, any employment benefit scheme or any similar equity plan or agreement; (j) any income (loss) from investments recorded using the equity method of accounting (but including any cash dividends or distributions actually received by the Borrower or any Restricted Subsidiary in respect of such investment); (k) any gain (loss) on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business) or income (loss) from discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of); (l) any non-cash gain (loss) attributable to the mark to market movement in the valuation of hedging obligations or other derivative instruments pursuant to FASB Accounting Standards Codification 815-Derivatives and Hedging or mark to market movement of other financial instruments pursuant to FASB Accounting Standards Codification 825-Financial Instruments; provided that any cash payments or receipts relating to transactions realized in a given period shall be taken into account in such period; (m) any non-cash gain (loss) related to currency remeasurements of Indebtedness (including the net loss or gain resulting from hedging agreements for currency exchange risk and revaluations of intercompany balances or any other currency-related risk), unrealized or realized net foreign currency translation or transaction gains or losses impacting net income; (n) any non-cash expenses, accruals or reserves related to adjustments to historical tax exposures (provided, in each case, that the cash payment in respect thereof in such future period shall be subtracted from Consolidated Net Income for the period in which such cash payment was made); (o) any impairment charge or asset write-off or write-down related to intangible assets (including goodwill), long-lived assets, and investments in debt and equity securities, in each case, including as a result of a change in law; (p) the effects (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue, deferred rent, deferred trade incentives and other lease-related items, advanced billings and debt line items thereof) of purchase accounting, fair value accounting or recapitalization accounting adjustments (including the effects of such adjustments pushed down to the referent Person and its Restricted Subsidiaries) resulting from the application of purchase accounting, fair value accounting or recapitalization accounting in relation to the Transactions or any acquisition consummated before or after the Closing Date, and the amortization, write-down or write-off of any amounts thereof, will be excluded;

-15- (q) all discounts, commissions, fees and other charges (including interest expense) associated with any Receivables Facility will be excluded; (r) the amount of any expense required to be recorded as compensation expense related to contingent transaction consideration and the employer portion of any payroll taxes associated therewith; (s) the amount of any expense to the extent a corresponding amount is received in cash by the Borrower and the Restricted Subsidiaries from a Person other than the Borrower or any Restricted Subsidiaries, provided that such payment has not been included in determining Consolidated Net Income (it being understood that if the amounts received in cash under any such agreement in any period exceed the amount of expense in respect of such period, such excess amounts received may be carried forward and applied against expense in future periods); and (t) fees, costs and expenses incurred in connection with obtaining a credit rating from any ratings agency. In addition, to the extent not already excluded (or included, as applicable) in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall be increased by the amount of: (i) any expenses, charges or losses that are reimbursed by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed and only to the extent that such amount is in fact reimbursed within 365 days of the date of such evidence (net of any amount so added back in a prior period to the extent not so reimbursed within the applicable 365-day period) and (ii) to the extent covered by insurance (including business interruption insurance) and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such evidence (net of any amount so added back in a prior period to the extent not so reimbursed within the applicable 365-day period), expenses, charges or losses with respect to liability or Casualty Events or business interruption. For purposes of this definition of Consolidated Net Income, the amount of distributions actually made to any Parent Entity of such Person in respect of such period in accordance with Section 6.04(v)(B) shall be treated as though such amounts had been paid as taxes directly by the Borrower or its Subsidiaries (as applicable) for such periods. “Consolidated Secured Debt Ratio” as of any date of determination means the ratio of (a) the excess of (i) Consolidated Total Indebtedness that is secured by any Lien as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01 over (ii) an amount equal to the amount of cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries on such date that are free and clear of any Lien (other than non-consensual Permitted Liens and Permitted Liens of the type set forth in clauses (g)(ii), (q)(A), (q)(C), (u) through (x), (aa) or (p) (solely in the case of this clause (p) to the extent such Liens relate to Permitted Liens of the type set forth in the foregoing clauses) of the definition of “Permitted Liens”) to (b) EBITDA of the Borrower for the period of the most recently ended Test Period, in each case with such pro forma adjustments to Consolidated Total Indebtedness and EBITDA, mutatis mutandis, as are set forth in the definition of “Interest Coverage Ratio.”

-16- “Consolidated Total Indebtedness” means, as at any date of determination, an amount equal to (a) the aggregate principal amount of outstanding Indebtedness for borrowed money (excluding Indebtedness with respect to Cash Management Obligations and intercompany Indebtedness) as of such date, plus (b) the aggregate principal amount of Capitalized Lease Obligations and unreimbursed drawings under letters of credit of the Borrower and its Restricted Subsidiaries outstanding on such date (provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Total Indebtedness until five Business Days after such amount is drawn). “Consolidated Working Capital” means, at any date, the excess of (a) the sum of all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) the current portion of accrued interest and (iii) the current portion of current and deferred income taxes; provided that for the purposes of calculating increases or decreases of Consolidated Working Capital in the definition of “Excess Cash Flow,” any changes in current assets or current liabilities shall be excluded to the extent arising as a result of (x) the effect of fluctuations in the amount of recognized assets or liabilities under Hedge Agreements, (y) any reclassification of assets or liabilities between current and noncurrent in accordance with GAAP (other than as a result of the passage of time) and (z) the effects of acquisition method accounting. “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (the “primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contract Consideration” has the meaning set forth in the definition of “Excess Cash Flow”. “Controlled Investment Affiliate” means, as to any Person, any other Person which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Borrower and/or other companies. “Covered Party” has the meaning set forth in Section 9.22(a). “Customary Bridge Loans” means customary bridge loans (as determined by the Borrower in good faith) with a final scheduled maturity date of not more than one year; provided that, where the term Customary Bridge Loans is used in the context of any exception to any requirement as to the Weighted Average Life to Maturity or the final scheduled maturity date of any Indebtedness, any Indebtedness that is to be exchanged for or otherwise to replace such bridge loans, or into which such bridge loans are to be converted, shall be used for purposes of determining whether such requirement is satisfied.

-17- “Customary Term A Loans” means term loans that have a final scheduled maturity date of five years or less and are syndicated primarily to commercial banks in the primary syndication thereof (as determined by the Borrower in good faith). “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent, in consultation with the Borrower, may establish another convention in its reasonable discretion. “Debt Incurrence Prepayment Event” means any issuance or incurrence by the Borrower or any of the Restricted Subsidiaries of any Indebtedness (excluding any Indebtedness permitted to be issued or incurred under Section 6.01), except to the extent the relevant Indebtedness constitutes (i) Incremental Term Loans incurred to refinance all or a portion of any Class of Term Loans pursuant to Section 2.19, (ii) Refinancing Term Loans incurred to refinance all or any portion of any Class of Term Loans in accordance with the requirements of Section 2.20, (iii) Extended/Modified Term Loans incurred to refinance all or any portion of any Class of Term Loans in accordance with the requirements of Section 2.18, and/or (iv) Incremental Equivalent Debt incurred to refinance all or a portion of any Class of Term Loans in accordance with the requirements of Section 6.01(b)(xxvii)). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, arrangement, rearrangement, receivership, insolvency, reorganization, examinership or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Declined Proceeds” has the meaning assigned to such term in Section 2.09(d). “Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default. “Deferred Net Cash Proceeds” has the meaning assigned to such term in the definition of “Net Cash Proceeds.” “Derivative Transaction” means (a) an interest-rate transaction, including an interest- rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar, and floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when- issued securities and forward deposits accepted), (b) an exchange-rate transaction, including a cross- currency interest-rate swap, a forward foreign-exchange contract, a currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks and (c) a commodity (including precious metal) derivative transaction, including a commodity-linked swap, a commodity-linked option, a forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks, including any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction or any Permitted Structured Repurchase Transaction. “Designated Equity Amount” has the meaning assigned to such term in Section 6.01(b)(xx). “Designated Noncash Consideration” means the fair market value (as determined in good faith by the Borrower) of noncash consideration received by the Borrower or a Restricted

-18- Subsidiary in connection with a Disposition pursuant to Section 6.06(j) that is designated as Designated Noncash Consideration pursuant to a certificate of a Responsible Officer delivered to the Agent, setting forth the basis of such valuation (which amount will be reduced by any cash proceeds subsequently received by the Borrower or any Restricted Subsidiary (other than from the Borrower or a Restricted Subsidiary) in connection with any subsequent repayment, redemption or Disposition of such noncash consideration). “Designated Preferred Stock” means Preferred Stock of the Borrower or any direct or indirect parent company thereof (in each case other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary) and is so designated as Designated Preferred Stock pursuant to an Officers’ Certificate delivered to the Agent that is executed by a Responsible Officer of the Borrower on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in the definition of “Applicable Amount.” “Discharge of Obligations” shall be deemed to have occurred on the first date that (a) all Term Commitments shall have been terminated, and (b) all Obligations arising under the Loan Documents (other than contingent obligations for unasserted claims) shall have been repaid in full. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including (i) any Sale and Lease-Back Transaction and any issuance or (ii) sale of Equity Interests of any Restricted Subsidiary, in the case of this clause (ii), to any Person that is not the Borrower or a Loan Party) of any property of the Borrower or any of the Restricted Subsidiaries. For the avoidance of doubt, the issuance of any Equity Interests of the Borrower (or any Parent Entity) is not a Disposition. “Disqualified Institution” means (a) each Person identified as a “Disqualified Institution” on a list delivered to the Agent (or its counsel) by the Borrower (or its counsel) on or prior to the Closing Date (as such list may be updated from time to time with the Agent’s consent (such consent not to be unreasonably withheld, conditioned or delayed)), (b) any Company Competitor identified on a list delivered to the Agent (or its counsel) by the Borrower (or its counsel) from time to time, (c) as to any Person referenced in each of clauses (a) and (b) above (the “Primary Disqualified Institution”), any of such Primary Disqualified Institution’s Affiliates identified in writing to the Agent (or its counsel) from time to time or otherwise readily identifiable as such solely on the basis of name (but excluding, in the case of clause (a) above (and except to the extent specifically identified on such list mentioned in clause (a) above or otherwise identified in writing as being a Disqualified Institution by the Borrower (or its counsel)), any Affiliate that (i) is a bona fide debt investment fund primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, notes, bonds and similar extensions of credit or securities in the ordinary course and with respect to which the Primary Disqualified Institution does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such Person and (ii) does not have investment strategies or historical practices that include distressed debt or “loan to own” investments; provided that any additional designation permitted by the foregoing shall not apply retroactively to any prior assignment or any pending assignment to any Lender or Participant and (d) representatives or members of any Secured Party’s or any of its Affiliates’ or managed funds’ deal teams that are engaged primarily as principals in private equity, mezzanine financing or venture capital (or related funds or related Affiliates of any such Persons) (other than any person that is a senior employee of such Lead Arranger who is required, in accordance with industry regulations or such Lead Arranger’s internal policies and procedures, to act in a supervisory capacity and such Lead Arranger’s internal, legal, compliance, risk management, credit or investment committee members). “Disqualified Stock” means, with respect to any Person, any Capital Stock (including Preferred Stock) of such Person which, by its terms, or by the terms of any security into which it is

-19- convertible or for which it is convertible or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Capital Stock that is not Disqualified Stock), other than as a result of a change of control or asset sale, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than as a result of a change of control or asset sale to the extent the terms of such Capital Stock provide that such Capital Stock shall not be required to be repurchased or redeemed until the Discharge of Obligations has occurred or such repurchase or redemption is otherwise permitted by this Agreement (including as a result of a waiver hereunder)), in whole or in part, in each case prior to the date that is ninety-one (91) days after the earlier of the Latest Maturity Date at the time of issuance thereof and the Discharge of Obligations; provided that if such Capital Stock is issued to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations; provided, further, that any Capital Stock held by any future, present or former employee, director, manager or consultant (or their respective estates, Controlled Investment Affiliates or Immediate Family Members), of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies’ or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors of the Borrower (or the Compensation Committee thereof), in each case pursuant to any stockholders’ agreement, management equity plan or stock incentive plan or any other management or employee benefit plan or agreement shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries following the termination of employment of any such employee, director, manager or consultant with the Borrower or its Subsidiaries. “Dollars” and the sign “$” each mean the lawful money of the United States of America. “Domestic Subsidiary” means, with respect to any Person, any Restricted Subsidiary of such Person other than a Foreign Subsidiary. “EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period, (a) increased (without duplication) by: (i) Consolidated Interest Expense and, to the extent not reflected in Consolidated Interest Expense, non-cash interest payments, premium payments, debt discount, fees, charges and related expenses incurred in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, the implied interest component of synthetic leases with respect to such period, interest in respect of Capitalized Lease Obligation, any commissions, discounts, yield and other fees and charges (including any interest expense) related to any Receivables Facility, any losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such Hedging Obligations or such derivative instruments, commissions, discounts and other fees and charges owed with respect to bankers acceptances, and bank and letter of credit fees and costs of surety bonds in connection with financing activities (whether amortized or immediately expensed), the interest component of any pension or other post-employment benefit expense and amortization of original issue discount resulting from the issuance of any Indebtedness at less than par (and adjusted, in each case, to the extent applicable, to exclude any refunds or similar credits received in connection with the purchasing or procurement of goods or services under any purchasing card or similar program); plus (ii) provision for taxes based on income or profits, including federal, foreign and state income, franchise and similar taxes and withholding taxes paid or accrued during such period

-20- (including in respect of repatriated funds), including penalties and interest related to such taxes or arising from any tax examinations in respect of such taxes, and any payments to a Parent Entity in respect of such taxes to the extent that such payments are permitted by Section 6.04(v)(B); plus (iii) Consolidated Depreciation and Amortization Expense (including amortization of (A) deferred financing commissions, fees, expenses, yield or costs (including original issue discount) and (B) intangible assets, including goodwill and Capitalized Software Expenditures); plus (iv) other non-cash charges (provided, in each case, that if any non-cash charges represent an accrual or reserve for potential cash items in any future period, (A) the Borrower may determine not to add back such non-cash charge in the current period or (B) to the extent the Borrower decides to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from EBITDA to such extent); plus (v) the aggregate amount of Consolidated Net Income attributable to non- controlling interests of third parties in any non-Wholly-Owned Subsidiary, excluding cash distributions in respect thereof to the extent already included in Consolidated Net Income; plus (vi) the amount of payments made to option holders of the Borrower or any Parent Entity in connection with, or as a result of, any distribution being made to equityholders of such Person or its direct or indirect Parent Entities, which payments are being made to compensate such option holders as though they were equityholders at the time of, and entitled to share in, such distribution, and the employer portion of any payroll taxes associated therewith, in each case to the extent not prohibited hereunder; plus (vii) losses or discounts on sales of receivables and related assets in connection with any Receivables Facility; plus (viii) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not included in the calculation of EBITDA in any prior period to the extent non-cash gains relating to such receipts were deducted in the calculation of EBITDA pursuant to clause (b) below for any previous period and not added back; plus (ix) (A) any costs or expenses incurred or paid by the Borrower (or any Parent Entity) or any Restricted Subsidiary pursuant to any management equity plan, stock option plan, profits interest plan, phantom equity plan or any other management or employee benefit plan or long-term incentive plan or agreement, any severance agreement or any stock or equity subscription or equityholder or unitholder agreement, non-compete agreements and other similar agreements and the employer portion of any payroll taxes associated therewith, and (B) any charge in connection with the rollover, acceleration or payout of equity interests held by management and members of the Board of Directors of the Borrower (or any Parent Entity) and the employer portion of any payroll taxes associated therewith, in each case under this clause (B), to the extent any such cash charge is funded with net cash proceeds contributed to the Borrower as a capital contribution or as a result of Net Cash Proceeds of an issuance or sale of Capital Stock (other than any “specified equity contribution” or any “excluded contribution” (other than any such excluded contribution designated for such purpose)) of the Borrower; plus (x) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost)

-21- existing at the date of initial application of FASB Accounting Standards Codification 715, and any other items of a similar nature; plus (xi) charges attributable to, and payments of, legal settlements, fines, judgments or orders; plus (xii) to the extent deducted in the calculation of Consolidated Net Income, earn-out obligations and other post-closing obligations to sellers (including transaction tax benefit payments or to the extent accounted for as bonuses or otherwise) incurred in connection with the Transactions, any acquisition transaction or other Investment (including any acquisition or other Investment consummated prior to the Closing Date) or adjustments thereof, which is paid or accrued during the applicable period; plus (xiii) to the extent not otherwise included in Consolidated Net Income, proceeds of business interruption insurance in an amount representing the earnings for the applicable period that such proceeds are intended to replace (whether or not then received so long as the Borrower in good faith expects to receive such proceeds within the next four fiscal quarters (it being understood that to the extent such proceeds are not actually received within such fiscal quarters, such proceeds shall be deducted in calculating EBITDA for such fiscal quarters)); plus (xiv) the amount of any charge or deduction associated with any Restricted Subsidiary that is attributable to any non-controlling interest or minority interest of any third party; plus (xv) (A) the amount of any charge in connection with a single or one-time event, including, without limitation, in connection with the Transactions, any acquisition or other Investment consummated after June 30, 2025 (including, without limitation, legal, accounting and other professional fees and expenses incurred in connection with acquisitions and other Investments made prior to June 30, 2025) and (B) charges, expenses or losses incurred in connection with any Permitted Tax Restructuring (in each case, whether or not consummated); plus (xvi) charges relating to the sale of products or services in new locations, including, without limitation, start-up costs, initial testing and registration costs in new markets, the cost of feasibility studies, travel costs for employees engaged in activities relating to any or all of the foregoing and the allocation of general and administrative support in connection with any or all of the foregoing; plus (xvii) Public Company Costs; plus (xviii) costs, expenses, charges, accruals, reserves (including restructuring costs related to any acquisition prior to, on or after the Closing Date) or expenses attributable to the undertaking and/or the implementation of cost savings initiatives, operating expense reductions and other restructuring and integration and transition costs; plus (xix) operating expenses incurred on or prior to the Closing Date attributable to (A) salary and other wage obligations paid to employees terminated prior to the Closing Date and (B) wages paid to executives in excess of the amounts the Borrower is required to pay pursuant to its employment agreements; plus (xx) pre-opening expenses, losses and “start-up costs” (as determined by the Borrower in its sole discretion) related to the acquisition or opening of any new facilities and all other

-22- location-specific costs and costs associated with upgrading, remodeling or construction of new facilities or locations; plus (xxi) any costs of cash pooling services and other cash management arrangements; plus (xxii) non-recurring costs for IT system development and consolidated and new product introductions; plus (xxiii) (1) without duplication, the amount of “run rate” cost savings, operating expense reductions and synergies related to any Specified Transaction, any restructuring, cost saving initiative or other initiative that is projected by the Borrower in good faith to be realized as a result of actions that have been taken or initiated or are expected to be taken or initiated on or prior to the date that is 12 fiscal quarters after the date of consummation of such Specified Transaction, restructuring, cost saving initiative or other initiative, including any cost savings, expenses and charges (including restructuring and integration charges) in connection with, or incurred by or on behalf of, any joint venture of the Borrower or any of the Restricted Subsidiaries (whether accounted for on the financial statements of any such joint venture or the Borrower) with respect to any Specified Transaction and any restructuring, cost saving initiative or other initiative (which cost savings shall be added to EBITDA until fully realized and shall be calculated on a pro forma basis as though such cost savings had been realized on the first day of the relevant period, net of the amount of actual benefits realized from such actions); provided that (A) such cost savings are reasonably identifiable, factually supportable and projected by the Borrower in good faith to result from actions either taken or expected to be taken within 24 full months of the determination to take such action, net of the amount of actual benefits realized prior to or during such period from such actions (which cost savings, operating expense reductions, and cost synergies shall be calculated on a pro forma basis as though such cost savings, operating expense reductions, or cost synergies had been realized on the first day of such period); and (B) no cost savings, operating expense reductions or synergies shall be added pursuant to this clause (x) to the extent duplicative of any expenses or charges relating to such cost savings, operating expense reductions or synergies that are included in clause (1) above or otherwise added back in the computation of EBITDA (whether through a pro forma adjustment or otherwise) for such period (it being understood and agreed that “run rate” means the full recurring benefit that is associated with any action taken); and (2) other adjustments and add-backs calculated in accordance with Regulation S-X; plus (xxiv) adjustments of the nature used in connection with any due diligence quality of earnings report from time to time prepared with respect to the target of an acquisition or Investment by a nationally recognized accounting firm; and (b) decreased (without duplication) by: (i) non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income or EBITDA in any prior period); and (ii) cash expenditures (or any netting arrangements resulting in increased cash expenditures) not representing EBITDA in any period to the extent non-cash losses relating to such expenditures were added to the calculation of EBITDA for any previous periods and not subtracted back. “ECF Percentage” means, with respect to the prepayment required by Section 2.09(a) with respect to any fiscal year of the Borrower, if the Consolidated Secured Debt Ratio (prior to giving effect to the applicable prepayment pursuant to Section 2.09(a), but after giving effect to any voluntary

-23- prepayments made pursuant to such Section prior to the date of such prepayment) as of the end of such fiscal year is (a) greater than 2.50 to 1.00, 50% of Excess Cash Flow for such fiscal year, (b) less than or equal to 2.50 to 1.00 but greater than 2.00 to 1.00, 25% of Excess Cash Flow for such fiscal year and (c) equal to or less than 2.00 to 1.00, 0% of Excess Cash Flow for such fiscal year. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Yield” for any Indebtedness on any date of determination will be determined by the Borrower in good faith in consultation with the Agent and consistent with generally accepted financial practices utilizing (a) if applicable, any “Term SOFR floor” applicable to such Indebtedness on such date, (b) the interest margin for such Indebtedness on such date and (c) the issue price of such Indebtedness (after giving effect to any original issue discount (with original issue discount being equated to interest based on an assumed four-year average life to maturity on a straight-line basis)) or upfront fees (which shall be deemed to constitute like amounts of original issue discount), in each case, incurred or payable to the lenders of such Indebtedness but excluding arrangement, underwriting, commitment, structuring, ticking, unused line, amendment fees and other similar fees not paid generally to all lenders in the primary syndication of such Indebtedness; provided that with respect to any Indebtedness that includes a “Term SOFR floor,” (i) to the extent that Term SOFR (without giving effect to any floors in such definitions), as applicable, on the date that the Effective Yield is being calculated (or, at the election of the Borrower, on the date commitments with respect to the applicable Incremental Term Loans shall have become effective (or if such Incremental Term Loans are incurred in connection with an acquisition or other Investment, on the date the definitive agreement for such acquisition or other Investment is entered into (or, if applicable, in the case of any acquisition or Investment made pursuant to a tender or similar offer, on the date such offer has been commenced))) is less than such floor, the amount of such difference shall be deemed added to the interest rate margin for such Indebtedness and (ii) to the extent that Term SOFR (without giving effect to any floors in such definitions), as applicable, on such date is greater than such floor, then the floor shall be disregarded. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. “Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Agent and any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

-24- “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, land surface, sediments, and subsurface strata & natural resources such as wetlands, flora and fauna. “Environmental Laws” means all laws (including the common law), rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or legally binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the protection of the Environment, preservation or reclamation of natural resources, the management, Release or threatened Release of, or exposure to, any Hazardous Material or to worker health and safety matters. “Environmental Liability” means any liability or obligation, contingent or otherwise (including, without limitation, any liability for damages, costs of environmental investigation, remediation, restoration or monitoring, fines, penalties or indemnities), of the Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) an actual or alleged violation of or liability under any Environmental Law or any permit, license or approval issued thereunder, (b) the generation, use, handling, transportation, storage, treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other legally binding consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security (including any Permitted Convertible Indebtedness), any Permitted Bond Hedge Transactions and any Permitted Warrant Transactions that is convertible into, or exchangeable for, Capital Stock. “Equity Offering” means any public or private sale of common stock or Preferred Stock of the Borrower or any of its direct or indirect parent companies (excluding Disqualified Stock), other than (a) public offerings with respect to the Borrower’s or any direct or indirect parent company’s common stock registered on Form S-4 or Form S-8, (b) any such public or private sale that constitutes an Excluded Contribution and (c) an issuance to any direct or indirect parent company of the Borrower, or any Subsidiary of the Borrower. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) with respect to any Plan, a failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived or a failure to make a required contribution to a Multiemployer Plan; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is in “at-risk” status, within the meaning of Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA; (e) the incurrence by the Borrower or any of its ERISA

-25- Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan; (g) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice of an intent to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (h) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal (including under Section 4062(e) of ERISA) from any Plan or Multiemployer Plan; or (i) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is insolvent, within the meaning of Title IV of ERISA or is in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA. “Erroneous Payment” has the meaning assigned to it in Section 8.04(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.04(d). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 8.04(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.04(d). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.04(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning assigned to such term in Section 7.01. “Excess Cash Flow” means, for any Excess Cash Flow Period, an amount equal to the excess of: (a) the sum, without duplication, of: (i) Consolidated Net Income of the Borrower for such period, (ii) an amount equal to the amount of all noncash charges to the extent deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital and long-term account receivables for such period (other than any such decreases arising from acquisitions or other Investments by the Borrower and its Restricted Subsidiaries completed during such period), and (iv) an amount equal to the aggregate net noncash loss on the sale, lease, transfer or other disposition of assets by the Borrower and its Restricted Subsidiaries during such period (other than sales in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income; over

-26- (b) the sum, without duplication, of: (i) an amount equal to the amount of all noncash gains, credits and other items of income included in arriving at such Consolidated Net Income and all cash charges described in clauses (a) through (t) of the definition of “Consolidated Net Income” and included in arriving at such Consolidated Net Income, (ii) without duplication of amounts deducted in arriving at such Consolidated Net Income or pursuant to subclause (b)(xi) below in prior periods, the amount of Capital Expenditures made in cash during such period, except to the extent financed with the proceeds of long-term Indebtedness of the Borrower or its Restricted Subsidiaries (other than under any revolving credit facility), (iii) without duplication of any amounts deducted in calculating the amount of any required payment in accordance with Section 2.09(a), the aggregate amount of all principal payments of Indebtedness of the Borrower and its Restricted Subsidiaries (including (x) the principal component of payments in respect of Capitalized Lease Obligations and (y) the amount of any prepayment of Term Loans pursuant to Section 2.06 or, to the extent made with the proceeds of a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase, Section 2.09(b) but excluding all other prepayments of the Term Loans) made during such period (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), except to the extent financed with the proceeds of other long-term Indebtedness of the Borrower or its Restricted Subsidiaries (other than under any revolving credit facility), (iv) an amount equal to the aggregate net noncash gain on the sale, lease, transfer or other disposition of assets by the Borrower and its Restricted Subsidiaries during such period (other than sales in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income, (v) increases in Consolidated Working Capital and long-term account receivables for such period (other than any such increases arising from acquisitions of a Person or business unit or other Investments by the Borrower and its Restricted Subsidiaries during such period), (vi) cash payments by the Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and the Restricted Subsidiaries other than Indebtedness, (vii) without duplication of amounts deducted pursuant to subclause (b)(xi) below in prior periods and of amounts deducted in calculating the amount of any required payment in accordance with Section 2.09(a), the amount of Investments and acquisitions made during such period to the extent permitted under Section 6.07 (excluding Investments in (x) Cash Equivalents, (y) Investment Grade Securities and (z) the Borrower or any of its Restricted Subsidiaries), except to the extent financed with the proceeds of other long-term Indebtedness of the Borrower or its Restricted Subsidiaries (other than under any revolving credit facility)

-27- (viii) the amount of Restricted Payments permitted under Section 6.04 and made in cash during such period (other than Restricted Payments made to the Borrower or any Restricted Subsidiary), (ix) without duplication of any amounts deducted in calculating the amount of any required payment in accordance with Section 2.09(a), the aggregate amount of expenditures actually made by the Borrower and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period, (x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness, (xi) without duplication of amounts deducted in arriving at such Consolidated Net Income or deducted from Excess Cash Flow in prior periods and of amounts deducted in calculating the amount of any required payment in accordance with Section 2.09(a), (A) the aggregate consideration required to be paid in cash by the Borrower or any of its Restricted Subsidiaries pursuant to binding contracts, letters of intent or purchase orders (the “Contract Consideration”) entered into prior to or during such period relating to acquisitions or Capital Expenditures and (B) to the extent set forth in a certificate of a Financial Officer delivered to the Agent prior to the relevant Excess Cash Flow Application Date, the aggregate amount of cash that is reasonably expected to be paid in respect of planned cash Capital Expenditures by the Borrower or any of its Restricted Subsidiaries (“Planned Capital Expenditures”), in each case to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that to the extent the aggregate amount of Internally Generated Funds actually utilized to finance such acquisitions, Capital Expenditures or Planned Capital Expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration or Planned Capital Expenditures, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, (xii) the amount of cash taxes paid or payable in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, (xiii) any interest paid or payable in cash in excess of Consolidated Interest Expense deducted in determining Consolidated Net Income for such period, and (xiv) an amount equal to the aggregate net cash losses on the sale, lease, transfer or other disposition of assets by the Borrower and its Restricted Subsidiaries during such period (other than sales in the ordinary course of business) to the extent deducted in determining Consolidated Net Income. “Excess Cash Flow Amount” has the meaning specified therefor in Section 2.09(a). “Excess Cash Flow Application Date” has the meaning specified therefor in Section 2.09(a).

-28- “Excess Cash Flow Period” means each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2026. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “Excluded Contribution” means net cash proceeds, marketable securities or Qualified Proceeds received by the Borrower from (a) contributions to its common equity capital (other than from the proceeds of Designated Preferred Stock or Disqualified Stock) and (b) the sale (other than to a Subsidiary of the Borrower or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Borrower) of Capital Stock (other than Disqualified Stock or Designated Preferred Stock) of the Borrower, in each case designated as Excluded Contributions pursuant to an Officers’ Certificate executed by a Financial Officer of the Borrower on the date such capital contributions are made or the date such Equity Interests are sold, as the case may be, which are excluded from the calculation of the Applicable Amount, not used to incur Indebtedness in reliance on Section 6.01(b)(xx)(B) or used to make Restricted Payments in reliance on Section 6.04(iii). “Excluded Property” has the meaning assigned to such term in the Security Agreement. “Excluded Subsidiary” means any Domestic Subsidiary that is (a) not a Wholly-Owned Subsidiary, (b) an Unrestricted Subsidiary, (c) a FSHCO, (d) a Subsidiary of a Foreign Subsidiary that is a CFC, (e) a Receivables Subsidiary, (f) not a Material Subsidiary, (g) regulated as an insurance company, including any Captive Insurance Subsidiaries, (h) organized as a not-for-profit organization or (i) prohibited by any agreement binding on such Subsidiary at the time such Domestic Subsidiary became a Subsidiary and not created in contemplation thereof from becoming a Subsidiary Guarantor (for so long as such prohibition remains in effect). Notwithstanding the foregoing, in no event shall any Domestic Subsidiary that is a borrower or guarantor of Indebtedness under the ABL Credit Agreement be an Excluded Subsidiary. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Loan Party becomes effective with respect to such related Swap Obligation. “Excluded Taxes” means, with respect to any Agent, Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any other Loan Party hereunder, (a) Taxes imposed on (or measured by) its net income (however denominated), or franchise taxes imposed in lieu thereof, in each case, by a jurisdiction as a result of such recipient being organized or having its principal office or, in the case of any Lender, having its applicable lending office, in such jurisdiction, (b) any branch profits Taxes under Section 884 of the Code, or any similar Tax, imposed by a jurisdiction described in clause (a), (c) in the case of a Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any U.S. federal withholding Tax that is imposed on amounts payable to such Lender pursuant to a law in effect on the date such Lender becomes a party to this Agreement (or designates a new lending office), except to the extent such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower or any other Loan Party with respect to such withholding Tax

-29- pursuant to Section 2.15(a) or (e), (d) any Taxes imposed under FATCA, and (e) in the case of a Lender, any withholding Tax that is attributable to such Lender’s failure to comply with Section 2.15(f). “Existing Senior Notes” shall mean (x) the Borrower’s 6.375% Senior Notes due 2031 (the “2031 Senior Notes”), (y) the Borrower’s 5.125% Senior Notes due 2029 (the “2029 Senior Notes”) and (z) the Borrower’s 4.875% Senior Notes due 2027 (the “2027 Senior Notes”), in each case in respect of clauses (x), (y), or (z), to the extent outstanding on the Closing Date, or any modification, refinancing, refunding, renewal, replacement or extension in respect thereof. “Extended/Modified Term Loans” has the meaning assigned to such term in Section 2.18(a). “Extension/Modification” has the meaning assigned to such term in Section 2.18(a). “Extension/Modification Agreement” means an amendment to this Agreement that is reasonably satisfactory to the Agent and the Borrower executed by each of (a) the Borrower and the other Loan Parties, (b) the Agent and (c) each Lender that has accepted the applicable Extension/Modification Offer pursuant hereto and in accordance with Section 2.18. “Extension/Modification Offer” has the meaning assigned to such term in Section 2.18(a). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above), and any intergovernmental agreements (together with any related laws, rules, legislation or official administrative guidance) implementing the foregoing. “FEMA” means the Federal Emergency Management Agency. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if the Federal Funds Effective Rate shall be less than 0.00%, such rate shall be deemed 0.00% for the purposes of this Agreement. “Fees” means all amounts payable pursuant to or referred to in Section 2.10. “Financial Officer” means the chief financial officer, treasurer or controller of the Borrower. “First Lien Intercreditor Agreement” shall mean an intercreditor agreement in customary form reasonably acceptable to the Agent and the Borrower. “Fixed Incremental Amount” has the meaning assigned to such term in the definition of “Maximum Incremental Amount”. “Flood Insurance Laws” means, collectively, (i) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood

-30- Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Term SOFR. “Foreign Subsidiary” means, with respect to any Person, any Restricted Subsidiary of such Person that is not organized under the laws of the United States of America, any state thereof or the District of Columbia. “FSHCO” means any Domestic Subsidiary that has no material assets other than Capital Stock of one or more CFCs. “Funded Debt” means all Indebtedness of the Borrower and its Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Term Loans. “GAAP” means generally accepted accounting principles in the United States of America as in effect, subject to Section 1.08, from time to time. “Governmental Authority” means the government of the United States of America, any other nation, sovereign or government, any state, province or territory or any political subdivision thereof, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations, and, when used as a verb, shall have a corresponding meaning. “Guaranteed Obligations” has the meaning assigned to such term in Section 10.01(a). “Guarantor Percentage” has the meaning assigned to such term in Section 10.10. “Hazardous Materials” means all explosive or radioactive substances or wastes and all other substances, wastes, materials, pollutants or contaminants, of any nature, regulated pursuant to any Environmental Law, including petroleum products, by-products or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes. “Hedge Agreement” means any agreement with respect to any Derivative Transaction between the Borrower or any Restricted Subsidiary and any other Person. “Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedge Agreement.

-31- “Immaterial Subsidiary” means any Subsidiary that is not a Material Subsidiary. “Immediate Family Members” means with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Incremental Commitment” means any commitment made by a Lender to provide all or any portion of any Incremental Facility or Incremental Loan. “Incremental Equivalent Debt” has the meaning assigned to such term in Section 6.01(b)(xxvii). “Incremental Facilities” has the meaning assigned to such term in Section 2.19(a). “Incremental Facility Agreement” means an amendment to this Agreement that is reasonably satisfactory to the Agent and the Borrower executed by each of (a) the Borrower and the other Loan Parties, (b) the Agent and (c) each Lender that agrees to provide all or any portion of the Incremental Facility being established pursuant thereto and in accordance with Section 2.19. “Incremental Increase” has the meaning assigned to such term in Section 2.19(a). “Incremental Lender” has the meaning assigned to such term in Section 2.19(b). “Incremental Term Facility” has the meaning assigned to such term in Section 2.19(a). “Incremental Term Loan” has the meaning assigned to such term in Section 2.19(a). “Incremental Term Maturity Date” means, with respect to the Incremental Term Loans of any Class to be made pursuant to any Incremental Facility Agreement, the final scheduled maturity date specified in such Incremental Facility Agreement with respect thereto. “incur” has the meaning assigned to such term in Section 6.01(a). “incurrence” has the meaning assigned to such term in Section 6.01(a). “Indebtedness” means, with respect to any Person, (a) any indebtedness (including principal and premium) of such Person, whether or not contingent (i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof), (iii) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations), except any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business, (iv) advances under, or in respect of Receivables Facilities or (v) representing any Hedging Obligations, if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; (b) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the obligations of the type referred to in clause (a) of another Person (whether

-32- or not such items would appear upon the balance sheet of such obligor or guarantor), other than by endorsement of negotiable instruments for collection in the ordinary course of business; (c) to the extent not otherwise included, the obligations of the type referred to in clause (a) of another Person secured by a Lien on any asset owned by such Person, whether or not such obligations are assumed by such Person and whether or not such obligations would appear upon the balance sheet of such Person; provided that the amount of such Indebtedness will be the lesser of the fair market value of such asset at the date of determination and the amount of Indebtedness so secured; and (d) Attributable Debt in respect of Sale and Lease-Back Transactions; provided, however, that notwithstanding the foregoing, Indebtedness will be deemed not to include Contingent Obligations incurred in the ordinary course of business with respect to obligations not constituting Indebtedness of a type described in any of clauses (a) through (d) above. For the avoidance of doubt, and without limitation of the foregoing, Permitted Convertible Indebtedness shall at all times prior to the repurchase, conversion or payment thereof be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares and/or cash deliverable upon conversion thereof. “Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), all Other Taxes. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affiliates. “Ineligible Institution” has the meaning assigned to such term in Section 9.04(b). “Information” has the meaning assigned to such term in Section 3.13(a) except, for purposes of Section 9.12, in Section 9.12. “Initial Term Commitment” means with respect to each Initial Term Lender, the commitment of such Initial Term Lender to make Initial Term Loans in the aggregate principal amount set forth opposite such Initial Term Lender’s name on the Commitments Schedule under the heading “Initial Term Commitments”. “Initial Term Lender” means each Lender that has an Initial Term Commitment or that is a holder of Initial Term Loans. “Initial Term Loan” has the meaning assigned to such term in Section 2.01. “Initial Term Loan Facility” means the provisions herein related to the Initial Term Commitments and Initial Term Loans. “Initial Term Loan Maturity Date” means October 9, 2032; provided that, if as of the date that is 91 days (or, if such date is not a Business Day, the immediately preceding Business Day) prior to the earliest maturity date of any of the Existing Senior Notes (such date, an “Existing Senior Notes Springing Maturity Date”), an amount in excess of $50,000,000 of such Existing Senior Notes remains outstanding, then the Initial Term Loan Maturity Date shall be the Existing Senior Notes Springing Maturity Date, unless the maturity date of such Existing Senior Notes has been modified, refinanced, refunded, renewed, replaced or extended to a date that is at least 91 days after the Initial Term Loan Maturity Date.

-33- “Interest Charges” means, with respect to any Person for any period, the sum of (a) Consolidated Interest Expense of such Person paid in cash for such period, (b) the consolidated amount of all cash dividend payments (excluding items eliminated in consolidation) on any series of Preferred Stock (including any dividends paid to any direct or indirect parent company of the Borrower in order to permit the payment of dividends by such parent company on its Designated Preferred Stock) paid by such Person and its Restricted Subsidiaries during such period and (c) the consolidated amount of all cash dividend payments (excluding items eliminated in consolidation) by such Person and its Restricted Subsidiaries on any series of Disqualified Stock made during such period. “Interest Coverage Ratio” means, with respect to any Person for any period, the ratio of EBITDA of such Person for such period to the Interest Charges of such Person for such period. In the event that the Borrower or any Restricted Subsidiary incurs, assumes, guarantees, redeems, retires or extinguishes any Indebtedness (other than Indebtedness incurred under any revolving credit facility unless such revolving credit facility has been permanently repaid and has not been replaced) or issues or redeems Disqualified Stock or Preferred Stock subsequent to the commencement of the period for which the Interest Coverage Ratio is being calculated but prior to or simultaneously with the event for which the calculation of the Interest Coverage Ratio is made (the “Calculation Date”), then the Interest Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, retirement or extinguishing of Indebtedness, or such issuance or redemption of Disqualified Stock or Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter period (the “reference period”). For purposes of making the computation referred to above, Investments, acquisitions, Dispositions, mergers, consolidations and disposed operations (as determined in accordance with GAAP) that have been made by the Borrower or any Restricted Subsidiary during the applicable reference period or subsequent to such reference period and on or prior to or simultaneously with the Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, Dispositions, mergers, consolidations and disposed operations (and the change in any associated Interest Charges and the change in EBITDA resulting therefrom) had occurred on the first day of the reference period; provided that, at the option of the Borrower, no such pro forma adjustment to EBITDA shall be made in respect of any such transaction to the extent the aggregate consideration with respect to any such transaction was less than $25,000,000 for the reference period. If since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Borrower or any Restricted Subsidiary since the beginning of such period) shall have made any Investment, acquisition, Disposition, merger, consolidation or disposed operation that would have required adjustment pursuant to this definition, then the Interest Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, Disposition, merger, consolidation or disposed operation had occurred at the beginning of the reference period (subject to the threshold specified in the previous sentence). For purposes of this definition, whenever pro forma effect is to be given to a transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Borrower. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a Financial Officer of the Borrower in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank

-34- offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.12. “Interest Period” means with respect to any Term SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (c) no Interest Period for any Term SOFR Term Loans shall end after the stated maturity date of such Term Loans and (d) the first Interest Period for the Initial Term Loans, at the Borrower’s election, may end on October 31, 2025. “Internally Generated Funds” means any amount expended by the Borrower and its Restricted Subsidiaries and not representing (a) a reinvestment by the Borrower or any Restricted Subsidiaries of the Net Cash Proceeds of any Disposition outside the ordinary course of business or Casualty Event, (b) the proceeds of any issuance of Indebtedness of the Borrower or any Restricted Subsidiary (other than Indebtedness under any revolving credit facility) or (c) any credit received by the Borrower or any Restricted Subsidiary with respect to any trade in of property for substantially similar property or any “like kind exchange” of assets. “Investment Grade Securities” means (a) securities issued or directly and fully guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof (other than Cash Equivalents), (b) debt securities or debt instruments with a rating of BBB- or higher by S&P or Baa3 or higher by Moody’s or the equivalent of such rating by such rating organization, or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its subsidiaries, (c) investments in any fund that invests exclusively in investments of the type described in clauses (a) and (b), which fund may also hold immaterial amounts of cash pending investment or distribution and (d) corresponding instruments in countries other than the United States of America customarily utilized for high quality investments, in each case, consistent with the Borrower’s cash management and investment practices. “Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of guarantees, loans or advances of money or capital contributions to such Person (but excluding any such loan, advance or capital contribution arising in the ordinary course of business and having a term not exceeding 364 days and furthermore excluding, for the avoidance of doubt, any extensions of trade credit in the ordinary course of business) or purchases or other acquisitions of stocks, bonds, debentures, notes or similar securities or equity interests issued by such Person. For purposes of the definition of “Unrestricted Subsidiary”, Section 5.14, and Section 6.07, (a) “Investments” shall include the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (i) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation, less (ii) the portion

-35- (proportionate to the Borrower’s equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation, and (b) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Borrower. For the avoidance of doubt, a guarantee by a specified Person of the obligations of another Person (the “primary obligor”) shall be deemed to be an Investment by such specified Person in the primary obligor to the extent of such guarantee except that any guarantee by any Loan Party of the obligations of a primary obligor in favor of a Loan Party shall be deemed to be an Investment by a Loan Party in another Loan Party. “IRS” means the U.S. Internal Revenue Service. “Joinder Agreement” has the meaning assigned to such term in Section 5.11(a). “Joint Lead Arrangers” means (i) Goldman Sachs Lending Partners LLC, (ii) JPMorgan Chase Bank, N.A., (iii) BofA Securities, Inc., (iv) Citizens Bank, N.A., (v) Truist Securities, Inc., (vi) Stifel Nicolaus & Company, Incorporated, and (vii) Royal Bank of Canada. “Junior Indebtedness” means any Material Indebtedness of the Borrower or any Subsidiary Guarantor (other than Indebtedness owing to the Borrower or a Restricted Subsidiary) that is by its terms expressly subordinated to the obligations of the Borrower or such Subsidiary Guarantor under this Agreement with respect to the Obligations. “Junior Lien Intercreditor Agreement” means an intercreditor agreement in customary form reasonably acceptable to the Agent and the Borrower. “Latest Maturity Date” means, at any time, the latest final maturity date then in effect for any Class of Term Loans outstanding under this Agreement. “LCT Election” has the meaning assigned to such term in Section 1.08. “LCT Test Date” has the meaning assigned to such term in Section 1.08. “Lenders” means the lenders having Term Commitments or Term Loans from time to time or at any time and, as the context requires, includes their respective successors and assigns as permitted hereunder and any other Person that shall have become a party hereto pursuant to an Incremental Facility Amendment, a Refinancing Agreement or an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Lending Office” in its Administrative Questionnaire or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent. “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease or license be deemed to constitute a Lien. “Limited Condition Transaction” means (a) any acquisition of an Acquired Entity or Business or similar Investment by the Borrower or any Restricted Subsidiary the consummation of

-36- which is not conditioned on the availability of, or on obtaining, financing and (b) any Disposition of assets outside the ordinary course of business. “Loan Documents” means this Agreement, any promissory notes issued pursuant to this Agreement, the Collateral Documents, the ABL Intercreditor Agreement, any First Lien Intercreditor Agreement, any Junior Lien Intercreditor Agreement, and any other agreement, document or instrument to which any Loan Party is a party and which is designated as a Loan Document. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto. “Loan Guarantor” means each Loan Party (other than the Borrower). “Loan Guaranty” means Article X of this Agreement. “Loan Parties” means the Borrower, each of the Domestic Subsidiaries of the Borrower that is a party to this Agreement as a Loan Guarantor on the Closing Date or that becomes a party to this Agreement as a Loan Guarantor pursuant to a Joinder Agreement, and their respective successors and assigns except for any such Domestic Subsidiary that has been released as a Loan Guarantor in accordance herewith. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement. “Management Stockholders” means the members of management (and their Controlled Investment Affiliates and Immediate Family Members) of the Borrower or its direct or indirect parent who are holders of Equity Interests of any direct or indirect parent company of the Borrower on the Closing Date. “Margin Stock” has the meaning assigned to such term in Regulation U. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of the Borrower and the Restricted Subsidiaries taken as a whole, (b) the ability of the Borrower and the other Loan Parties (taken as a whole) to perform their payment obligations under the Loan Documents or (c) the rights of, or remedies available to, the Agent or the Lenders under the Loan Documents. “Material Indebtedness” means Indebtedness (other than the Term Loans), or obligations in respect of one or more Hedge Agreements, of any one or more of the Borrower and the Restricted Subsidiaries in an aggregate principal amount exceeding the greater of (x) $285,000,000 and (y) 25.0% of EBITDA of the Borrower for the most recently ended Test Period as of such time any such Indebtedness is incurred. For purposes of determining Material Indebtedness, the “obligations” of the Borrower or any Restricted Subsidiary in respect of any Hedge Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Restricted Subsidiary would be required to pay if such Hedge Agreement were terminated at such time; provided that no Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall constitute Material Indebtedness. “Material Subsidiary” means, at any time, each Restricted Subsidiary (i) whose total assets measured at the end of the most recent fiscal period for which consolidated financial statements are available (which may, at the Borrower’s election, be internal financial statements) were equal to or greater than 5.0% of the Total Assets of the Borrower and its Restricted Subsidiaries at such date or (ii)

-37- whose revenues during such period were equal to or greater than 5.0% of the consolidated revenues of the Borrower and its Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Restricted Subsidiaries that are not Material Subsidiaries have, in the aggregate, (a) total assets at the last day of such period equal to or greater than 10.0% of the Total Assets of the Borrower and its Restricted Subsidiaries at such date or (b) revenues during such period equal to or greater than 10.0% of the consolidated revenues of the Borrower and its Restricted Subsidiaries for such period, in each case determined in accordance with GAAP, then the Borrower shall, on the date on which financial statements for such quarter are available, designate one or more of such Restricted Subsidiaries as Material Subsidiaries for each fiscal period until this proviso is no longer applicable. “Maximum Incremental Amount” means, at any time, the sum of (a) the greater of (i) $1,130,000,000 and (ii) 100% of EBITDA of the Borrower for the most recently ended Test Period minus the aggregate principal amount of Incremental Term Loans and Incremental Equivalent Debt previously established or incurred in reliance on this clause (a), plus (b) in the case of any Incremental Facility or Incremental Equivalent Debt that effectively refinances or extends the maturity date with respect to any Class of Term Loans hereunder or refinances or extends the final maturity date of any other Indebtedness that is secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing the Term Loan Facility (in the case of any Class of Term Loans or any Incremental Equivalent Debt that will be so refinanced or extended, to the extent such Term Loans or Incremental Equivalent Debt were incurred or established in reliance on the Ratio Incremental Amount), an amount equal to the portion of the relevant Class of Term Loans or such other Indebtedness that will be refinanced or extended by such Incremental Facility or Incremental Equivalent Debt, provided that (A) Incremental Facilities may be incurred in reliance on this clause (b) solely in respect of refinancing or extension of Term Loans and of Indebtedness that is secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing the Term Loan Facility, (B) Incremental Equivalent Debt that is secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing the Term Loan Facility may be incurred in reliance on this clause (b) solely in respect of refinancing or extension of Term Loans and of other Indebtedness that is secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing the Term Loan Facility and (C) no Incremental Equivalent Debt that is secured may be incurred in reliance on this clause (b) in respect of any other Indebtedness that is unsecured or that is secured solely by Liens on assets not constituting Collateral, plus (c) without duplication of clause (b) above, the aggregate amount of any voluntary prepayments or redemptions or voluntary repurchases (up to the amount of the cash paid) of any Term Loans or any other Indebtedness that is secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing the Term Loan Facility (and, in each case of (x) any such Term Loans or (y) any such other Indebtedness consisting of (1) Incremental Equivalent Debt or (2) Refinancing Indebtedness in respect of Incremental Equivalent Debt, that is incurred (or, in the case of clause (y)(2), is Refinancing Indebtedness in respect of Incremental Equivalent Debt that was incurred) in reliance on the Ratio Incremental Amount); provided that (A) such prepayment, redemption or repurchase is not funded with the proceeds of long-term Indebtedness (other than revolving Indebtedness) and (B) in the case of any prepayment, redemption or repurchase of any other Indebtedness in the form of a revolving facility, credit shall be given only to the extent the commitments thereunder are permanently reduced (the sum of the amount under clauses (a) through (c), the “Fixed Incremental Amount”), plus (d) an unlimited amount (the “Ratio Incremental Amount”) so long as, in the case of this clause (d) only, after giving effect to the relevant Incremental Facility or Incremental Equivalent Debt and all related transactions on a pro forma basis (including to give effect to any acquisition or other Investment to be consummated in connection with the incurrence of Indebtedness with respect to which the Maximum Incremental Amount is being determined) (without “netting” the cash proceeds thereof or of any Indebtedness incurred concurrently therewith) and assuming a full drawing thereof, in each case, as of the last day of the most recently ended Test Period, (i) in the case of any Incremental Facility or any Incremental

-38- Equivalent Debt that is secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing the Term Loan Facility, the Consolidated First Lien Debt Ratio would not exceed (x) 2.50 to 1.00, or (y) if incurred in connection with an acquisition or other Investment not prohibited hereby, the Consolidated First Lien Debt Ratio in effect immediately prior to such incurrence, (ii) in the case of any Incremental Facility or any Incremental Equivalent Debt that is secured by Liens on the Collateral on a junior basis with the Liens on the Collateral securing the Term Loan Facility, the Consolidated Secured Debt Ratio would not exceed (x) 3.50 to 1.00, or (y) if incurred in connection with an acquisition or other Investment not prohibited hereby, the Consolidated Secured Debt Ratio in effect immediately prior to such incurrence, or (iii) in the case of any Incremental Facility or any Incremental Equivalent Debt that is secured by Liens on assets not constituting Collateral or that is unsecured, either (I) the Consolidated Leverage Ratio would not exceed (x) 4.50 to 1.00, or (y) if incurred in connection with an acquisition or Investment not prohibited hereby, the Consolidated Leverage Ratio in effect immediately prior to such incurrence or (II) the Interest Coverage Ratio either (x) is at least 2.00 to 1.00 or (y) if incurred in connection with an acquisition or other Investment not prohibited hereby, is greater than or equal to the Interest Coverage Ratio in effect immediately prior to such incurrence. Notwithstanding the foregoing: (1) any Incremental Facility and/or Incremental Equivalent Debt, or any portion thereof, may be incurred under the Fixed Incremental Amount and/or the Ratio Incremental Amount, as selected by the Borrower in its sole discretion; (2) if any Incremental Facility or Incremental Equivalent Debt, or any portion thereof, is intended to be incurred under the Fixed Incremental Amount and/or the Ratio Incremental Amount in a single transaction or series of related transaction, the permissibility of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred under the Ratio Incremental Amount of this definition shall be determined in accordance with Section 1.08; (3) it is understood that if, for purposes of determining capacity under this definition, the entire committed amount of any Indebtedness with respect to which the Maximum Incremental Amount is being determined has been tested, such committed amount may thereafter be borrowed and, in the case of any revolving credit Indebtedness, reborrowed, in whole or in part, from time to time, without any further testing under this definition; and (4) the Borrower may, at any time and from time to time in its sole discretion, reclassify any portion of any Incremental Facility or Incremental Equivalent Debt that is incurred under the Fixed Incremental Amount as having been incurred under the Ratio Incremental Amount if, at any time after the incurrence thereof, such portion of such Incremental Facility or Incremental Equivalent Debt would, using the figures as of the end of any Test Period ended after the time of the incurrence thereof, be permitted under the applicable leverage ratio set forth in clause (d) of this definition. “Maximum Liability” has the meaning assigned to such term in Section 10.09. “Minimum Extension/Modification Condition” has the meaning assigned to such term in Section 2.18(b). “Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

-39- “Mortgage” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Agent, for the benefit of the Agent and the other Secured Parties, on fee- owned real property of a Loan Party, including any amendment, modification or supplement thereto. “Mortgaged Property” means, initially, each owned real property of the Loan Parties specified on Schedule 1.01, and shall include each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.11. “Multiemployer Plan” means a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA. “Net Cash Proceeds” means, with respect to any Prepayment Event, (a) the gross cash proceeds (including payments from time to time in respect of installment obligations, if applicable) as and when actually received by or freely transferable for the account of the Borrower or any of the Restricted Subsidiaries in respect of such Prepayment Event, less (b) the sum of: (i) the amount, if any, of all taxes paid or estimated to be payable by the Borrower or any of the Restricted Subsidiaries in connection with such Prepayment Event; provided that any estimated taxes not actually paid shall be deemed to be Net Cash Proceeds of such Prepayment Event, (ii) the amount of any reasonable reserve established in accordance with GAAP in respect of (A) the sale price of the assets that are the subject of an Asset Sale Prepayment Event (including in respect of working capital adjustments or an evaluation of such assets) or (B) any liabilities (other than any taxes deducted pursuant to clause (i) above) (x) associated with the assets that are the subject of such Prepayment Event and (y) retained by the Borrower or any of the Restricted Subsidiaries, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction; provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any purchase price adjustments or such liability) shall be deemed to be Net Cash Proceeds of such Prepayment Event occurring on the date of such reduction, (iii) the principal amount, premium or penalty, if any, interest and other amounts payable on or in respect of any Indebtedness secured by a Lien on the assets that are the subject of such Prepayment Event (other than Indebtedness under this Agreement and Indebtedness secured on a pari passu basis with or junior priority basis to the Obligations) to the extent that such Indebtedness is, or under the instrument creating or evidencing such Indebtedness, is required to be repaid upon consummation of such Prepayment Event, (iv) in the case of any Asset Sale Prepayment Event or Casualty Event, the amount of any proceeds of such Prepayment Event that the Borrower or any Restricted Subsidiary has reinvested (or intends to reinvest within the Reinvestment Period) in the business of the Borrower or any of the Restricted Subsidiaries; provided that any portion of such proceeds that has not been so reinvested within such Reinvestment Period (with respect to such Prepayment Event, the “Deferred Net Cash Proceeds”) shall (x) be deemed to be Net Cash Proceeds of an Asset Sale Prepayment Event or Casualty Event occurring on the last day of such Reinvestment Period, and (y) be applied to the repayment of Term Loans in accordance with Section 2.09(b) and

-40- (v) the reasonable out-of-pocket fees and expenses actually incurred in connection with such Prepayment Event. “Net Income” means, with respect to any Person, the net income (loss) attributable to such Person, determined on a consolidated basis in accordance with GAAP and before any reduction in respect of dividends on Preferred Stock (other than dividends on Disqualified Stock). “New Project” means (a) each facility which is either a new facility, branch or office or an expansion, relocation, remodeling or substantial modernization of an existing facility, branch or office owned by the Borrower or its Subsidiaries which in fact commences operations and (b) each creation (in one or a series of related transactions) of a business unit to the extent such business unit commences operations or each expansion (in one or a series of related transactions) of business into a new market. “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(e). “Non-Extending/Modifying Lender” has the meaning assigned to such term in Section 2.18(a). “Non-Funding Lender” has the meaning assigned to such term in Section 2.02(d). “Non-Paying Guarantor” has the meaning assigned to such term in Section 10.10. “Non-U.S. Lender” means a Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates is published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Obligated Party” has the meaning assigned to such term in Section 10.02. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Term Loans made to the Borrower, all accrued and unpaid fees (including pursuant to Section 2.10 of this Agreement) and all expenses, reimbursements, indemnities and other obligations of the Loan Parties to the Lenders or to any Lender, the Agent or any indemnified party arising under the Loan Documents (including interest, fees and expenses accruing after commencement of any bankruptcy or insolvency proceeding against any Loan Party, whether or not allowed or allowable in such proceeding). “Officer” means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, any Executive Vice President, Senior Vice President or Vice President or the Secretary of the Borrower. “Officers’ Certificate” means a certificate signed on behalf of the Borrower by an Officer of the Borrower.

-41- “Other Information” has the meaning assigned to such term in Section 3.13(b). “Other Taxes” means all present or future stamp, registration, court or documentary, intangible, recording, filing or similar Taxes arising from any payment made or required to be made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). “Parent Entity” means any direct or indirect parent of the Borrower. “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Paying Guarantor” has the meaning assigned to such term in Section 10.10. “Payment Recipient” has the meaning assigned to it in Section 8.04(a). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Periodic Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR.” “Permitted Bond Hedge Transaction” means any call or capped call option on the Borrower’s Equity Interests (other than Disqualified Stock) purchased by the Borrower from a leading dealer in the relevant market (the “Hedge Provider”) in connection with the issuance of any Permitted Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Borrower from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by the Borrower from the sale of such Permitted Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction; provided further that such call option is a Swap Agreement and will be entered into between the Borrower and the Hedge Provider under or otherwise pursuant to an ISDA Master Agreement and there shall be no “Credit Support Annex”, “Credit Support Document”, “Credit Support Provider”, security, guarantee or other credit support with respect thereto, in each case provided by the Borrower or any Subsidiary or any of their respective Affiliates. “Permitted Business” means any business conducted by the Borrower or any of its Restricted Subsidiaries that is not in contravention of Section 6.11. “Permitted Convertible Indebtedness” means Indebtedness that is (a) either (i) a debt security issued by the Borrower or any Restricted Subsidiary which is convertible into or exchangeable for Equity Interests (other than Disqualified Stock) of the Borrower and cash in lieu of fractional shares and/or cash (in an amount determined by reference to the price of such Equity Interests) or (ii) sold as

-42- units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for Equity Interests (other than Disqualified Stock) of the Borrower and/or cash (in an amount determined by reference to the price of such Equity Interests) and (b) permitted to be incurred hereunder. “Permitted Holder” means each of the Management Stockholders and any group (as such term is used in the definition of “Change of Control”) of which any of the foregoing are members; provided that, in the case of such group and without giving effect to the existence of such group or any other group, the Management Stockholders, collectively, have beneficial ownership of more than 50% of the total voting power of the Voting Stock of the Borrower or any of its direct or indirect parent companies. “Permitted Intercompany Activities” means any transactions (A) between or among the Borrower and its Restricted Subsidiaries that are entered into in the ordinary course of business or consistent with past practice of the Borrower and its Restricted Subsidiaries prior to, on or after the Closing Date and, in the reasonable determination of the Borrower, are necessary or advisable in connection with the ownership or operation of the business of the Borrower and its Restricted Subsidiaries, including (a) payroll, cash management, purchasing, insurance and hedging arrangements, (b) management, technology and licensing arrangements and (c) customary loyalty and rewards programs, and (B) between or among the Borrower, its Restricted Subsidiaries and any Captive Insurance Company. “Permitted Investments” means: (a) any Investment by the Borrower or any Restricted Subsidiary in the Borrower or any Restricted Subsidiary; provided that any Investments made pursuant to this clause (a) by any Loan Party in any Restricted Subsidiary that is not a Loan Party, together with any Investments made pursuant to clause (c) of this definition in any Restricted Subsidiary that is not or does not become a Loan Party to the extent otherwise required by Section 5.11 and any Dispositions by any Loan Party to a Restricted Subsidiary that is not a Loan Party made pursuant to Section 6.06(d), shall not exceed in the aggregate the greater of (x) $565,000,000 and (y) 50% of EBITDA of the Borrower for the most recently ended Test Period for which financial statements have been delivered; (b) any Investment in cash and Cash Equivalents or Investment Grade Securities; (c) (i) any Investment by the Borrower or any Restricted Subsidiary in any Person (or in exchange for the Equity Interests of such Person) if as a result of such Investment (A) such Person becomes a Restricted Subsidiary or (B) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary; (ii) any Investment held by such Person and not acquired by such Person in contemplation of such acquisition, merger, consolidation or transfer; and (iii) any Investment by the Borrower or any Restricted Subsidiary in exchange for all or any portion of a business if, as a result of such Investment, the assets acquired thereby become owned by the Borrower or any Restricted Subsidiary; provided that any Investments made pursuant to this subclause (c)(i) and subclause (c)(iii) in any Restricted Subsidiary that is not or does not become a Loan Party to the extent otherwise required by Section 5.11 together with any Investments made pursuant to clause (a) of this definition by any Loan Party in a Restricted Subsidiary that is not a Loan Party (other than an Immaterial Subsidiary) and any Dispositions by any Loan Party to a Restricted Subsidiary that is not a Loan Party made pursuant to Section 6.06(d), shall not exceed, in the

-43- aggregate, the greater of (x) $565,000,000 and (y) 50.0% of EBITDA of the Borrower for the most recently ended Test Period for which financial statements have been delivered; (d) any Investment in securities or other assets not constituting cash, Cash Equivalents or Investment Grade Securities and received in connection with a Disposition not prohibited by Section 6.06; (e) any Investment existing on the Closing Date or made pursuant to legally binding written commitments in existence on the Closing Date; provided that such Investment shall be set forth on Schedule 6.07 if such Investment is in excess of (x) $5,000,000 individually or (y) $25,000,000 in the aggregate (when taken together with all other Investments required to be scheduled under clause (e)); (f) loans and advances to, and guarantees of Indebtedness of, employees not in excess of the greater of (x) $85,000,000 and (y) 7.5% of EBITDA of the Borrower for the most recently ended Test Period for which financial statements have been delivered outstanding at any one time, in the aggregate; (g) any Investment acquired by the Borrower or any Restricted Subsidiary (i) in exchange for any other Investment or accounts receivable held by the Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the Person in which such other Investment is made or which is the obligor with respect to such accounts receivable, (ii) in satisfaction of judgments against other Persons or (iii) as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any Investment in default; (h) Hedging Obligations not prohibited hereunder (including pursuant to Section 6.01(b)(xii)); (i) loans and advances to officers, directors and employees (i) for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business or consistent with past practice or (ii) to fund such Person’s purchase of Equity Interests of the Borrower or any direct or indirect parent company thereof under compensation plans approved by the Board of Directors of the Borrower or the compensation committee thereof in good faith; provided that to the extent that the net proceeds of any such purchase is made to any direct or indirect parent of the Borrower, such net proceeds are contributed to the Borrower; (j) Investments the payment for which consists of Equity Interests of the Borrower; (k) to the extent constituting an Investment (i) performance guarantees in the ordinary course of business, (ii) guarantees not prohibited under Section 6.01(b)(xiv) provided that guarantees by Loan Parties in respect of Indebtedness or other obligations of Restricted Subsidiaries that are not Loan Parties shall be subject to clause (a) (or, at Borrower’s election, clause (z)) of this definition and (iii) guarantees of obligations of the Borrower or any Restricted Subsidiary to any employee benefit plan of the Borrower and its Restricted Subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary of any such plan; (l) Investments consisting of purchases and acquisitions of inventory, supplies, material or equipment or the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons in the ordinary course of business;

-44- (m) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business; (n) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts; (o) any Investments in joint ventures or similar entities not to exceed the greater of (x) $340,000,000 and (y) 30.0% of EBITDA of the Borrower for the most recently ended Test Period as of such time any such Investment is made; (p) customary Investments relating to a Receivables Facility; (q) Investments out of the Applicable Amount; provided that, at the time the Investment is made and after giving pro forma effect to such Investment, no Event of Default pursuant to Section 7.01(a) or (f) has occurred and is continuing; (r) Investments out of Excluded Contributions that have not otherwise been applied to make Restricted Payments; (s) any transaction to the extent it constitutes an Investment that is permitted under Section 6.04 (other than by reference to this definition) or is made in accordance with the provisions of Section 6.05(b) (other than any transaction set forth in subclauses (i), (ii), (v), (vii) and (xiv) of Section 6.05(b)); (t) additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (t) that are at that time outstanding, not to exceed an amount equal to the greater of (x) $565,000,000 and (y) 50.0% of EBITDA of the Borrower for the most recently ended Test Period, as of such time any such Investment is made (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value but net of any actual return on capital in respect of such Investment); (u) Investments in an amount (when taken together with all Restricted Payments made in reliance on Section 6.04(xii) and net of any actual return on capital in respect of such Investment) not to exceed the greater of (x) $565,000,000 and (y) 50.0% of EBITDA of the Borrower for the most recently ended Test Period as of such time any such Investment is made (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value but net of any actual return on capital in respect of such Investment); (v) additional Investments; provided that (x) as of the last day of the most recently ended Test Period prior to the date of such Investment, after giving pro forma effect to such Investment (including the application of the net proceeds therefrom) the Consolidated Leverage Ratio at such time does not exceed 4.00:1.00 and (y) after giving pro forma effect to such Investment no Event of Default has occurred and is continuing; (w) any Investment in a Similar Business having an aggregate fair market value, taken together with all other Investments made pursuant to this clause that are at that time outstanding, not to exceed the greater of (x) $565,000,000 and (y) 50.0% of EBITDA of the Borrower for the most recently ended Test Period as of such time any such Investment is made (with the fair market value of each Investment being measured at the time made and without

-45- giving effect to subsequent changes in value), plus the amount of any returns (including dividends, payments, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) in respect of such Investments; (x) any Investments in Unrestricted Subsidiaries having an aggregate fair market value, when taken together with all other Investments made pursuant to this clause (x) that are at the time outstanding, not to exceed the greater of $340,000,000 and 30.0% of LTM EBITDA at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value), plus the amount of any returns (including dividends, payments, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) in respect of such Investments; (y) any Investments in Canadian Subsidiaries not to exceed the greater of (i) $285,000,000 and (ii) 25.0% of EBITDA of the Borrower for the most recently ended Test Period as of such time any such Investment is made; (z) to the extent constituting Investments, any Permitted Intercompany Activities and any Permitted Tax Restructuring; and (aa) any Investment by any Captive Insurance Subsidiary in connection with the provision of insurance to the Borrower or any Subsidiaries, which Investment is made in the ordinary course of business or consistent with past practice of such Captive Insurance Subsidiary, or by reason of applicable law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its business, as applicable. “Permitted Liens” means, with respect to any Person: (a) (i) Liens on accounts, payment intangibles and related assets to secure any Receivables Facility and (ii) Liens arising under the Loan Documents; (b) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits to secure bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, and pledges or deposits in respect of letters of credit, bank guarantees or similar instruments issued for the account of such Person supporting such obligations, in each case incurred in the ordinary course of business; (c) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens and other similar Liens, in each case, for sums not yet overdue for a period of more than thirty (30) days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (d) Liens for taxes, assessments or other governmental charges or claims not yet payable or overdue for a period of more than thirty (30) days or which are being contested in

-46- good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (e) Liens in favor of issuers of performance and surety bonds or bid bonds or with respect to other regulatory requirements or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; (f) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties, in each case, which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person; (g) (i) Liens existing on the Closing Date; provided that any Lien securing Funded Debt in excess of (x) $5,000,000 individually or (y) $25,000,000 in the aggregate (when taken together with all other Liens securing obligations outstanding in reliance on this clause (g) that are not listed on Schedule 6.02) shall not be permitted pursuant to this clause (g) except to the extent such Lien is listed on Schedule 6.02 and (ii) Liens securing Indebtedness permitted to be incurred in accordance with subclause (iii) of Section 6.01(b); (h) Liens on property of a Person at the time such Person becomes a Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Restricted Subsidiary; provided, further, that such Liens may not extend to any other property owned by the Borrower or any Restricted Subsidiary; (i) Liens on property at the time the Borrower or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into the Borrower or any Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition; provided, further, that the Liens may not extend to any other property owned by the Borrower or any Restricted Subsidiary; (j) Liens securing Indebtedness or other obligations of the Borrower or a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary permitted to be incurred in accordance with clause (ix) or (x) of Section 6.01(b); (k) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (l) leases, subleases, licenses and sublicenses granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the Borrower or any of the Restricted Subsidiaries and do not secure any Indebtedness; (m) Liens arising from financing statement filings under the UCC or similar state or provincial laws regarding operating leases entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business;

-47- (n) Liens in favor of the Borrower or any Subsidiary Guarantor; (o) Liens on inventory or equipment of the Borrower or any Restricted Subsidiary granted in the ordinary course of business to the Borrower’s or such Restricted Subsidiary’s client at which such inventory or equipment is located; (p) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (g), (h), (i) and (q) of this definition; provided that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property), and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (g), (h), (i) and (q) of this definition at the time the original Lien became a Permitted Lien pursuant to this Agreement, and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement; (q) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.01(a), 6.01(b)(vi), (b)(xvi) and (b)(xxi); provided that (A) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.01(a) shall, in the case of Liens on Collateral (including real property required to become Collateral pursuant to Section 5.11(f)) be secured on a junior priority basis relative to the Secured Obligations and such Indebtedness shall be subject to a Junior Lien Intercreditor Agreement, (B) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.01(b)(vi) do not at any time encumber any property other than the property financed by such Indebtedness and the proceeds and the products thereof, (C) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.01(b)(xvi)(x) shall, in the case of Liens on Collateral, be secured on a junior priority basis relative to the Secured Obligations and such Indebtedness shall be subject to a Junior Lien Intercreditor Agreement, (D) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.01(b)(xvi)(y) shall be solely on acquired property or the assets (including any acquired Equity Interests) of the Acquired Entity or Business and such Liens were not created or incurred in connection with, or in contemplation of, such acquisition, as the case may be; and (E) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.01(b)(xxi) shall only extend to the property Disposed of in the applicable Sale and Lease-Back Transaction; (r) deposits in the ordinary course of business to secure liability to insurance carriers; (s) Liens securing judgments for the payment of money not constituting an Event of Default under clause (h) of Section 7.01; (t) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (u) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business and (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of setoff) and which are within the general parameters customary in the banking industry;

-48- (v) Liens that are contractual rights of setoff; (w) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (x) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 6.01; provided that such Liens do not extend to any assets other than those assets that are the subject of such repurchase agreement; (y) Liens on the assets of any Foreign Subsidiary securing Indebtedness permitted to be incurred pursuant to Section 6.01(b); (z) other Liens securing obligations in an aggregate amount not to exceed the greater of (x) $850,000,000 and (y) 75% of EBITDA of the Borrower for the most recently ended Test Period as of such time any such Lien is incurred; (aa) Liens on the Collateral (or any portion thereof) securing Indebtedness issued pursuant to Section 6.01(b)(xxv) and Section 6.01(b)(xxvii), so long as at the time of the incurrence of such Indebtedness the holders of such Indebtedness (or a representative thereof on behalf of such holders) shall have entered into a First Lien Intercreditor Agreement or Junior Lien Intercreditor Agreement; (bb) (i) deposits of cash and other Cash Equivalents with a trustee or a similar representative made to defease, redeem or to satisfy and discharge any debt securities and (ii) pending the application of the proceeds of any Indebtedness, (A) Liens on escrowed proceeds from the incurrence of such Indebtedness by the Borrower or any Restricted Subsidiary for the benefit of the holders of such Indebtedness (or the underwriters, arrangers, trustee or collateral agent thereof) and (B) Liens on cash or Cash Equivalents set aside at the time of the incurrence of such Indebtedness by the Borrower or any Restricted Subsidiary, in either case to the extent such cash or Cash Equivalents prefund the payment of interest or premium or discount on such Indebtedness (or any costs related to the issuance of such Indebtedness) and are held in an escrow account or similar arrangement to be applied for such purpose; (cc) customary Liens arising under sale agreements related to any Disposition permitted hereunder, provided that such Liens extend only to the property to be Disposed of; (dd) in the case of (A) any Restricted Subsidiary that is not a Wholly Owned Subsidiary or (B) the Equity Interests in any Person that is not a Restricted Subsidiary, any encumbrance or restriction, including any first rights of refusal, options, put and call arrangements, related to the Equity Interests in such Restricted Subsidiary or such other Person set forth in the organizational documents or other applicable agreement of such Person or any related joint venture, shareholders’, partnerships or similar agreement (so long as such encumbrance or restriction was not created in contemplation of the acquisition of such Person or joint venture by the Borrower or its Restricted Subsidiaries); (ee) Liens on Equity Interests in Unrestricted Subsidiaries securing obligations of Unrestricted Subsidiaries; and (ff) Liens on assets securing any Indebtedness owed to any Captive Insurance Subsidiary by the Borrower or any Restricted Subsidiary.

-49- “Permitted Refinancing Notes” means senior secured notes, senior unsecured or senior subordinated debt securities of the Borrower (or of a Subsidiary Guarantor which are guaranteed by the Borrower) incurred after the Closing Date (a) the terms of which do not provide for any scheduled principal repayment, mandatory redemption or sinking fund obligations prior to the Latest Maturity Date on the date such debt securities are issued (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees, collateral and other terms of which, taken as a whole, are not more restrictive to the Borrower and its Restricted Subsidiaries than those set forth in this Agreement, except as to (A) pricing, fees, premiums, rate floors and other components of yield (and any “MFN” terms), amortization, final maturity date, redemptions, prepayments and participation in prepayments (which shall be determined by the Borrower and any purchaser that agrees to purchase the applicable Permitted Refinancing Notes), and/or (B) terms that reflect market terms and conditions (when taken as a whole) at the time of effectiveness of the issuance of the applicable Permitted Refinancing Notes (in each case, as reasonably determined by the Borrower), (c) of which no Subsidiary of the Borrower is an issuer or guarantor other than any Loan Party and (d) which are not secured by any Liens on any assets of the Borrower or any of its Subsidiaries other than assets of the Loan Parties that constitute Collateral. “Permitted Structured Repurchase Transaction” means any forward purchase or accelerated share repurchase transaction relating to the Borrower’s Equity Interests (other than Disqualified Stock) for which the Borrower is the purchaser, a call or capped call option relating to the Borrower’s Equity Interests (other than Disqualified Stock) purchased by the Borrower, and/or a put or put spread option relating to the Borrower’s Equity Interests (other than Disqualified Stock) sold by the Borrower and/or any other structured equity repurchase transaction similar to any of the foregoing in respect of the Borrower’s Equity Interests (other than Disqualified Stock), in each case (a) presented to the Agent and the Lenders by the Borrower and to which the Agent and the Required Lenders have consented and (b) entered into by the Borrower with a leading dealer in the market in respect of such transactions (each, a “Structured Repurchase Dealer”); provided that such transaction is a Swap Agreement and will be entered into between the Borrower and a Structured Repurchase Dealer under or otherwise pursuant to an ISDA Master Agreement and there shall be no “Credit Support Annex”, “Credit Support Document”, “Credit Support Provider”, security, guarantee or other credit support with respect thereto, in each case provided by the Borrower or any Subsidiary or any of their respective Affiliates. “Permitted Tax Restructuring” means any reorganizations and other activities related to tax planning and tax reorganization entered into after the Closing Date by the Borrower and/or its Restricted Subsidiaries so long as such Permitted Tax Restructuring, taken as a whole, is not materially adverse to the Lenders (as reasonably determined by the Borrower). “Permitted Warrant Transaction” means any call option, warrant or contractual right to purchase the Borrower’s Equity Interests (other than Disqualified Stock) sold by the Borrower to the Hedge Provider substantially concurrently with any purchase by the Borrower of a related Permitted Bond Hedge Transaction from the Hedge Provider for which the strike price (or the analogous term defined therein) is greater than the strike price (or the analogous term defined therein) for the Permitted Bond Hedge Transaction; provided that such call option, warrant or contractual right will be entered into between the Borrower and the Hedge Provider under or otherwise pursuant to an ISDA Master Agreement and there shall be no “Credit Support Annex”, “Credit Support Documentation”, “Credit Support Provider”, security, guarantee or other credit support with respect thereto, in each case, provided by the Borrower or any Subsidiary or any of their respective Affiliates. “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, company, government or any agency or political subdivision thereof or any other entity.

-50- “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Planned Capital Expenditure” has the meaning specified therefor in the defintion of “Excess Cash Flow”. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Preferred Stock” means any Equity Interest with preferential rights of payment of dividends or upon liquidation, dissolution, or winding-up. “Prepayment Event” means any Asset Sale Prepayment Event, Debt Incurrence Prepayment Event or Casualty Event. “Primary Disqualified Institution” has the meaning specified in the definition of “Disqualified Institution”. “Prime Rate” means the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office located in New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Projections” means the projections, estimates and forward-looking statements of the Borrower and the Restricted Subsidiaries included in the Lender Presentation dated September 18, 2025 and any other projections, estimates and forward-looking statements of such entities furnished to the Lenders or the Agent by or on behalf of the Borrower or any of the Subsidiaries. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public-Sider” means a Lender whose representatives may trade in securities of the Borrower or its controlling person or any of its Subsidiaries while in possession of the financial statements provided by the Borrower under the terms of this Agreement. “Public Company Costs” means, as to any Person, costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and costs relating to compliance with the provisions of the Securities Act and the Exchange Act or any other comparable body of laws, rules or regulations, as companies with equity or debt securities held by the public, the rules of national securities exchanges, employees’, consultants’, directors’ or managers’ compensation, fees and expense reimbursement, costs relating to enhanced accounting functions and investor relations, equityholder meetings and reports to equityholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, listing fees and other transaction costs. “QFC Credit Support” has the meaning set forth in Section 9.22. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee under this

-51- Agreement or grant of the relevant security interest becomes effective with respect to such Swap Obligation or that otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Proceeds” means assets that are used or useful in a Permitted Business; provided that the fair market value of any such assets shall be determined by the Borrower in good faith. “Ratio Incremental Amount” has the meaning assigned to such term in the definition of “Maximum Incremental Amount”. “Ratable Portion” means, with respect to any Lender under any Term Loan Facility, the percentage obtained by dividing the amount of Term Loans held by such Lender under such Term Loan Facility by the aggregate amount of Term Loans of all Lenders under such Term Loan Facility. “Receivables Facility” means one or more receivables financing facilities, in each case, as amended, supplemented, modified, extended, increased, renewed, restated, refunded, replaced or refinanced from time to time, the Indebtedness of which is non-recourse (except for Standard Receivables Facility Undertakings) to the Borrower and its Restricted Subsidiaries, other than any Receivables Subsidiary, pursuant to which the Borrower or any of its Restricted Subsidiaries sells its accounts, payment intangibles and related assets to either (a) a Person that is not a Restricted Subsidiary or (b) a Receivables Subsidiary that in turn either (1) sells its accounts, payment intangibles and related assets to a Person that is not a Restricted Subsidiary or (2) borrows against its accounts, payment intangibles and related assets from a Person that is not a Restricted Subsidiary. “Receivables Facility Repurchase Obligation” means any obligation of the Borrower or a Restricted Subsidiary that is a seller of assets in a Receivables Facility to repurchase the assets it sold thereunder as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Receivables Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Facility. “Receivables Subsidiary” means any Subsidiary formed solely for the purpose of engaging, and that engages only, in one or more Receivables Facilities. “Refinancing Agreement” means an amendment to this Agreement that is reasonably satisfactory to the Agent and the Borrower executed by each of (a) the Borrower and the other Loan Parties, (b) the Agent and (c) one or more Lenders providing a Refinancing Term Loan. “Refinancing Commitments” has the meaning assigned to such term in Section 2.20(a). “Refinancing Indebtedness” has the meaning assigned to such term in Section 6.01(b)(xv). “Refinancing Term Lender” has the meaning assigned to such term in Section 2.20(a).

-52- “Refinancing Term Loans” has the meaning assigned to such term in Section 2.20(a). “Refinancing Transactions” has the meaning assigned to such term in the recitals to this Agreement. “Register” has the meaning assigned to such term in Section 9.04(b)(iv). “Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof, and any successor provision thereto. “Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof, and any successor provision thereto. “Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof, and any successor provision thereto. “Reinvestment Period” means 18 months following the date of an Asset Sale Prepayment Event or Casualty Event (or, if later, 180 days after the date the Borrower or a Restricted Subsidiary has entered into a binding commitment to reinvest the proceeds of any such Asset Sale Prepayment Event or Casualty Event prior to the expiration of such 18 months). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, trustees, employees, agents and advisors of such Person and such Person’s Affiliates. “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the Environment or within, from or into any building, structure, facility or fixture. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Repricing Transaction” means, other than in connection with a transaction constituting a Change of Control or Transformative Acquisition, (i) any prepayment or repayment of any Initial Term Loan with the proceeds of, or any conversion of any Initial Term Loan into, any new or replacement Indebtedness constituting term loans with an Effective Yield less than the Effective Yield applicable to the Initial Term Loan and (ii) any amendment to this Agreement which reduces the Effective Yield applicable to any Initial Term Loan and, in the case of each of clauses (i) and (ii), which was for the primary purpose of reducing the Effective Yield on the Initial Term Loans. “Required Class Lenders” means with respect to any Term Loan Facility, Lenders holding more than 50% of the Term Commitments and Term Loans under such Term Loan Facility. “Required Lenders” means, collectively, Lenders having more than 50% of the aggregate principal amount of all Term Loans then outstanding. “Requirement of Law” means, as to any Person, the Certificate of Incorporation and By- Laws or other organizational or governing documents of such Person, and any law, treaty, rule, official administrative pronouncement, executive order or regulation or determination of an arbitrator or a court

-53- or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” of any Person means the chief executive officer, the president, any vice president, any director, the chief operating officer or any financial officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement, and, as to any document delivered on the Closing Date (but subject to the express requirements set forth in Section 4.01), shall include any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Equity Payment” means a Restricted Payment of the type described in clauses (x) and (y) of the definition of “Restricted Payment” set forth in the first paragraph of Section 6.04. “Restricted Junior Debt Payment” means a Restricted Payment of the type described in clause (z) of the definition of “Restricted Payment” set forth in the first paragraph of Section 6.04. “Restricted Payments” has the meaning assigned to such term in the first paragraph of Section 6.04. “Restricted Subsidiary” means, at any time, any direct or indirect Subsidiary of the Borrower (including any Foreign Subsidiary) that is not then an Unrestricted Subsidiary; provided that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of “Restricted Subsidiary.” “Rule 144A Securities” means any then outstanding securities issued by the Borrower or any of its Subsidiaries eligible for trading in compliance with Rule 144A under the Securities Act. “S&P” means Standard & Poor’s Financial Services LLC, a division of the McGraw- Hill Companies, Inc., and any successor to its rating agency business. “Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the Borrower or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person in contemplation of such leasing. “Sanctioned Country” means, at any time, a country, region or territory which is or whose government is the subject or target of country-wide Sanctions (as of the Closing Date, the so- called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Zaporizhzhia, Kherson and Crimea Regions of Ukraine, Cuba, Iran, North Korea and Crimea). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, His Majesty’s Treasury, the Office of the Superintendent of Financial Institutions or the European Union, (b) any

-54- Person located, operating, organized or resident in a Sanctioned Country or (c) any Person that is 50% or more owned by a Person or Persons described in (a) or (b) of this definition. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, His Majesty’s Treasury, the Office of the Superintendent of Financial Institutions or the European Union. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions. “Secured Cash Management Obligations” means all obligations owing by the Borrower or any Restricted Subsidiary to the Agent, a Joint Lead Arranger, any Affiliate of any of the foregoing or a Person that was a Lender or an Affiliate of a Lender on the Closing Date or at the time the Cash Management Agreement giving rise to such obligations was entered into. “Secured Hedging Obligations” means all Hedging Obligations owing by the Borrower or any Restricted Subsidiary to the Agent, a Joint Lead Arranger, any Affiliate of any of the foregoing or a Person that was a Lender or an Affiliate of a Lender on the Closing Date or at the time the Hedge Agreement giving rise to such Hedging Obligations was entered into. “Secured Indebtedness” means any Indebtedness secured by a Lien. “Secured Obligations” means all Obligations, together with all Secured Hedging Obligations and Secured Cash Management Obligations, excluding, with respect to any Loan Party, Excluded Swap Obligations of such Loan Party. “Secured Parties” has the meaning assigned to such term in the Security Agreement. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Security Agreement” means that certain Security Agreement, dated as of June 30, 2017, between the Loan Parties and the Agent, for the benefit of the Agent and the other Secured Parties. “Significant Subsidiary” means any Subsidiary (or group of Subsidiaries as to which any condition specified in clause (f) or (g) of Section 7.01 applies) of the Borrower that would be a “significant subsidiary” as defined in Article I, Rule 2-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the date hereof. “Similar Business” means (a) any businesses, services or activities engaged in by the Borrower or any of its Subsidiaries on the Closing Date, (b) any businesses, services and activities engaged in by the Borrower or any of its Subsidiaries that are reasonably similar, ancillary, supportive, synergistic, incidental, complementary or related to (including non-core incidental businesses acquired in connection with any Investment not prohibited by this Agreement), or a reasonable extension, development or expansion of, the businesses that the Borrower and its Subsidiaries conduct or propose to conduct on the Closing Date and (c) a Person conducting a business, service or activity specified in clauses (a) and (b), and any Subsidiary thereof. For the avoidance of doubt, any Person that invests in or owns Equity Interests or Indebtedness of another Person that is engaged in a Similar Business shall be deemed to be engaged in a Similar Business.

-55- “SOFR” means a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time). “Specified Restructuring” means any restructuring initiative, cost saving initiative or other similar strategic initiative of the Borrower or any of its Restricted Subsidiaries after June 30, 2025 described in reasonable detail in an Officer’s Certificate delivered to the Agent. “Specified Transaction” means, with respect to any period, any Investment, Specified Restructuring, Disposition, incurrence or repayment of Indebtedness, Restricted Payment, subsidiary designation, operating improvements, restructurings, New Project or other event that by the terms of the agreement requires “pro forma compliance” with a test or covenant hereunder or requires such test or covenant to be calculated on a “pro forma basis” or after giving “pro forma effect” to such event. “Standard Receivables Facility Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Restricted Subsidiary of the Borrower that the Borrower has determined in good faith to be customary in financings similar to a Receivables Facility, including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary, it being understood that any Receivables Facility Repurchase Obligation shall be deemed to be a Standard Receivables Facility Undertaking. “Start-Up Losses” means in respect of any period, any loss for such period directly attributable to the operation of a separately identifiable business unit of the Borrower or any of its Restricted Subsidiaries or an acquired entity or business, which business unit commenced operations, or acquired entity or business was acquired, within 18 months prior to the last day of such period. “Subsequent Transaction” has the meaning assigned to such term in Section 1.08. “Subsidiary” means, with respect to any Person, (a) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof and (b) any partnership, joint venture, limited liability company or similar entity of which (i) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and (ii) such Person or any subsidiary of such Person is a controlling general partner or otherwise controls such entity. “Subsidiary Guarantor” means each Restricted Subsidiary of the Borrower that executes this Agreement as a Loan Guarantor on the Closing Date and each other Restricted Subsidiary of the Borrower that thereafter becomes a Subsidiary Guarantor pursuant to a Joinder Agreement except for any Restricted Subsidiary that has been released as a Subsidiary Guarantor in accordance with the terms of this Agreement. “Successor Borrower” has the meaning assigned to such term in Section 6.03(a)(i).

-56- “Successor Person” has the meaning assigned to such term in Section 6.03(b)(i). “Supported QFC” has the meaning assigned to such term in Section 9.22. “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, penalties or additions to tax applicable thereto. “Term Commitments” means each of the Initial Term Commitments and, if applicable, Term Commitments with respect to any Incremental Term Loans, Refinancing Term Loans or Extended/Modified Term Loans. “Term Loan” means each of the Initial Term Loans and, if applicable, any Incremental Term Loans, Refinancing Term Loans and Extended/Modified Term Loans. “Term Loan Borrowing” means a Borrowing consisting of Term Loans under a particular Term Loan Facility. “Term Loan Facility” means, as the context requires, the Initial Term Loan Facility any Incremental Term Facility, any facility in respect of Extended/Modified Term Loans or any facility in respect of Refinancing Term Loans. “Term Loan Note” means a promissory note of the Borrower substantially in the form of Exhibit F. “Term SOFR” means, (a) for any calculation with respect to a Term SOFR Term Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Term Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as

-57- published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day. provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than zero, then Term SOFR shall be deemed to be zero for the purposes of this Agreement. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ending on or prior to such date for which financial statements have been (or were required to have been) delivered pursuant to Section 5.01; provided that prior to the first date financial statements have been delivered pursuant to Section 5.01, the Test Period in effect shall be the period of four consecutive fiscal quarters of the Borrower ended June 30, 2025. “Total Assets” means the total amount of all assets of the Borrower and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP as shown on the most recent balance sheet of the Borrower. “Transaction Bonuses” means bonuses payable to any director, manager, officer, employee or consultant of the Borrower or any of its Subsidiaries (including any Person who becomes a director, manager, officer, employee or consultant of the Borrower or any of its Subsidiaries in connection with an acquisition not prohibited hereunder). “Transaction Costs” has the meaning assigned to such term in the recitals to this Agreement. “Transactions” has the meaning assigned to such term in the recitals to this Agreement. “Transformative Acquisition” means any acquisition or series of related acquisitions of, one or more Acquired Entities or Businesses by the Borrower or any Restricted Subsidiary or other similar Investment that is either (a) not permitted hereunder immediately prior to the consummation of such transaction or (b) permitted hereunder immediately prior to the consummation of such transaction, and either (i) this Agreement would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility for the continuation or expansion of their combined operations following such consummation, as reasonably determined by the Borrower acting in good faith or (ii) such acquisition(s) involves consideration in excess of 10% of EBITDA for the Test Period most recently ended prior to the date of sch acquisition(s). “Type,” when used in reference to any Term Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Term SOFR or the Base Rate.

-58- “UCC” means the Uniform Commercial Code as in effect from time to time in the state of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unrestricted Subsidiary” means (a) any Subsidiary of the Borrower that at the time of determination is an Unrestricted Subsidiary (as designated by the Borrower in accordance with Section 5.14) and (b) any Subsidiary of an Unrestricted Subsidiary. There are no Unrestricted Subsidiaries as of the Closing Date. “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Special Resolution Regimes” has the meaning set forth in Section 9.22. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.15(f). “Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person. “Weighted Average Life to Maturity” means, when applied to any Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing (1) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock multiplied by the amount of such payment, by (2) the sum of all such payments. “Wholly-Owned Subsidiary” of any Person means a Restricted Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) shall at the time be owned by such Person or by one or more Wholly- Owned Subsidiaries of such Person.

-59- “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Term Loans may be classified and referred to by Class (e.g., an “Initial Term Loan”) or by Type (e.g., a “Term SOFR Term Loan”) or by Class and Type (e.g., a “Term SOFR Initial Term Loan”). Borrowings also may be classified and referred to by Class (e.g., an “Initial Term Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”) or by Class and Type (e.g., a “Term SOFR Initial Term Borrowing”). SECTION 1.03 Conversion of Currencies. (a) Rounding-Off. The Agent may set up appropriate rounding off mechanisms or otherwise round off amounts hereunder to the nearest higher or lower amount in whole Dollar or cent to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars or in whole cents, as may be necessary or appropriate. (b) Negative Covenants, Etc. The Borrower shall not be deemed to have violated any of the covenants set forth in Article VI solely as a result of currency fluctuations following the date any action is taken if such action was permitted on the date on which it was taken. SECTION 1.04 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless otherwise specifically indicated, the term “consolidated” with respect to any Person refers to such Person consolidated with its Restricted Subsidiaries, and excludes from such consolidation any Unrestricted Subsidiary as if such Unrestricted Subsidiary were not an Affiliate of such Person. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall, except as otherwise indicated, be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property”

-60- shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.05 Certain Calculations and Tests. (a) For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test hereunder (including any Consolidated Leverage Ratio test, any Consolidated First Lien Debt Ratio test, any Consolidated Secured Debt Ratio test, and/or Interest Coverage Ratio test, the amount of EBITDA and/or Total Assets), such financial ratio or test shall be calculated (subject to Section 1.08) at the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be. (b) Notwithstanding anything to the contrary herein, with respect to any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio (including any Consolidated First Lien Debt Ratio, Consolidated Secured Debt Ratio, Consolidated Leverage Ratio or Interest Coverage Ratio) (any such amount, a “Fixed Amount”) substantially concurrently with any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio (including any Consolidated First Lien Debt Ratio, Consolidated Secured Debt Ratio, Consolidated Leverage Ratio or Interest Coverage Ratio) (any such amount, an “Incurrence-Based Amount”), it is understood and agreed that the Fixed Amounts (and any cash proceeds thereof) (even if part of the same transaction or, in the case of Indebtedness, the same tranche, as any Incurrence-Based Amount) shall be disregarded in the calculation of the financial ratio applicable to the Incurrence-Based Amount, but giving full pro forma effect to any increase in the amount of EBITDA or Total Assets resulting from the applicable transaction consummated in reliance on, or with the use of proceeds of, the Fixed Amounts. The Borrower may elect, in its sole discretion, that any such amounts incurred or transactions entered into (or consummated) be incurred or entered into (or consummated) in reliance on one or more of any Fixed Amounts or Incurrence-Based Amounts in its sole discretion. It is further agreed that in connection with the calculation of any financial ratio applicable to any incurrence or assumption of Indebtedness in reliance on any Incurrence-Based Amount, such calculation shall be made on a pro forma basis for the incurrence of such Indebtedness (including any acquisition or similar Investment consummated concurrently therewith and any other application of the proceeds thereof), but without netting the cash proceeds of such Indebtedness (or of any Indebtedness incurred concurrently therewith), and assuming a full drawing of any undrawn committed amounts of such Indebtedness. (c) It is understood and agreed that any Indebtedness, Disqualified Stock, Preferred Stock, Lien, Restricted Payment, Disposition or Investment need not be permitted solely by reference to one clause or subclause of Section 6.01, 6.02, 6,04, 6.06 or 6.07, respectively, but may instead be permitted in part under any combination of clauses or subclauses of such Section, all as classified or, to the extent such alternative classification would have been permitted at the time of the relevant action, reclassified by the Borrower in its sole discretion at any time and from time to time, and shall constitute a usage of any availability under such clause or subclause only to the extent so classified or reclassified thereto; provided that (i) the Indebtedness outstanding under the Loan Documents may only be permitted under Section 6.01(b)(ii) and may only be secured by Liens permitted pursuant to clause (a)(ii) of the definition of “Permitted Liens”, (ii) all Indebtedness outstanding under any Receivables Facility shall at all times be deemed to have been incurred in reliance on the exception in Section 6.01(b)(i) and may only be secured by Liens permitted pursuant to clause (a)(i) of the definition of “Permitted Liens”, (iii) all Indebtedness outstanding under the ABL Credit Agreement and any Refinancing Indebtedness in

-61- respect thereof will at all times be deemed to have been incurred in reliance on the exception in Section 6.01(b)(iii) and may only be secured by Liens permitted pursuant to clause (g)(ii) of the definition of “Permitted Liens”, and (iv) Indebtedness incurred under Section 6.01(b)(xxvii), to the extent such Indebtedness is secured by Liens on the Collateral that are pari passu with or junior to the Liens on the Collateral securing the Obligations, may not be reclassified to any other clause of Section 6.01 and such Liens on the Collateral may only be secured by Liens permitted pursuant to clause (aa) of the definition of “Permitted Liens”. In addition, for purposes of determining compliance at any time with Section 6.01, 6.02, 6,04, 6.06 or 6.07 (and for purposes of any related definitions, including the Fixed Incremental Amount), the Borrower may from time to time, in its sole discretion, reclassify any Indebtedness, Lien, Investment or Restricted Payment, as the case may be (or, in each case, all or any portion thereof) that was previously incurred, consummated or otherwise undertaken under any basket other than a “ratio-based” basket as having been incurred, consummated or otherwise undertaken under any applicable “ratio-based” basket set forth in such Section if such Indebtedness, Lien, Investment or Restricted Payment, as the case may be (or, in each case, such portion thereof) would, using the figures as of the end of any Test Period ended after the time of such incurrence, consummation or undertaking, be permitted under the “ratio-based” basket; provided that, in the case of Sections 6.01 and 6.02, any such reclassification shall be subject to the limitations set forth in the proviso to the immediately preceding sentence. For the avoidance of doubt, any amount so classified or reclassified to any applicable “ratio-based” basket shall be disregarded, and shall be deemed not to be outstanding, for purposes of determining availability under any other applicable exception in such Section (and for purposes of any related definitions, including the Fixed Incremental Amount) that does not require compliance with a ratio. In addition, in the case of any clause or subclause of Section 6.01 or 6.02 (or the definition of “Permitted Liens”) that requires a calculation of any such financial ratio or test, to the extent the committed amount of any Indebtedness has been tested, such committed amount may, at the election of the Borrower, thereafter be borrowed and, in the case of commitments of a revolving nature, reborrowed in whole or in part, from time to time, without any further testing under Section 6.01 or Section 6.02 (or the definition of “Permitted Liens”), it being understood, however, that for purposes of any subsequent determination of compliance with such financial ratio or test, such Indebtedness (other than any Indebtedness that is revolving in nature) shall, solely to the extent of the reliance at such time on this sentence with respect to such committed amount, be deemed to be outstanding. (d) For purposes of determining compliance with this Agreement, the accrual of interest, the accrual of dividends, the accretion of accreted value, the amortization of original issue discount, the payment of interest or a dividend in the form of additional Indebtedness or additional shares of Equity Interests and/or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency shall not be deemed to be an incurrence of Indebtedness and, to the extent secured, shall not be deemed to result in an increase of the obligations so secured or to be a grant of a Lien securing any such obligations. SECTION 1.06 Change of Currency. Each provision of this Agreement shall be subject to such reasonable changes of construction as the Agent may from time to time specify with the Borrower’s consent to appropriately reflect a change in currency of any country and any relevant market conventions or practices relating to such change in currency. SECTION 1.07 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application

-62- thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value,” as defined therein and (ii) the accounting for any lease (and whether the obligations thereunder shall constitute “Capitalized Lease Obligations”) shall be based on GAAP as in effect on December 15, 2018 and without giving effect to any subsequent changes in GAAP (or the required implementation of any previously promulgated changes in GAAP) relating to the treatment of a lease as an operating lease or capitalized lease. SECTION 1.08 Limited Condition Transaction. As it relates to any action being taken solely in connection with a Limited Condition Transaction, for purposes of: (i) determining compliance with any provision of this Agreement which requires the calculation of any financial ratio or financial test, (ii) testing availability under baskets set forth in this Agreement (including baskets determined by reference to EBITDA or Total Assets), or (iii) testing whether a Default or Event of Default has occurred and, with respect to any Incremental Term Loan to finance such Limited Condition Transaction, testing whether any representation or warranty in any Loan Document is correct as of such date, in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, any such Default or Event of Default exists and any such representation or warranty is correct shall be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction (and the other transactions to be entered into in connection therewith, including any incurrence of Indebtedness and the use of proceeds thereof, as if they had occurred on the first day of the most recently ended Test Period prior to the LCT Test Date), the Borrower or the applicable Restricted Subsidiary would have been permitted to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket, such ratio, test or basket shall be deemed to have been complied with or if no such Default or Event of Default shall exist on such LCT Test Date or such representation or warranty is correct as of such LCT Test Date then such condition shall be deemed satisfied on the date of consummation of such LCT Test Date for purposes of clause (iii) above; provided that if financial statements for one or more subsequent fiscal periods shall have become available, the Borrower may elect, in its sole discretion, to redetermine all such ratios, tests or baskets on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCT Test Date. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date would have failed to have been complied with as a result of fluctuations in any such ratio, test or basket, including due to fluctuations in EBITDA or Total Assets of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or any Default or Event of Default has occurred and is continuing or any such representation or warranty in any Loan Document is not correct on the date of such Limited Condition Transaction, such baskets, tests or ratios or requirement will not be deemed to have failed to have been complied with as a result of such circumstance; however, if any ratios improve or baskets increase as a result of such

-63- fluctuations, such improved ratios or baskets may be utilized. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any calculation of any ratio, test or basket availability with respect to any transaction permitted hereunder (each, a “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated. SECTION 1.09 [Reserved]. SECTION 1.10 Interest Rates. The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE CREDITS SECTION 2.01 Term Commitments. On the terms and subject to the conditions contained in this Agreement, each Initial Term Lender severally agrees to make a loan (each an “Initial Term Loan”) in Dollars to the Borrower on the Closing Date, in an amount equal to such Lender’s Initial Term Commitment. Amounts of Initial Term Loans repaid or prepaid may not be reborrowed. SECTION 2.02 Loans and Borrowings. (a) All Term Loan Borrowings shall be made upon receipt of a Borrowing Request given by the Borrower to the Agent not later than 12:00 noon (New York City time) (i) one Business Day prior to the requested date of Borrowing, in the case of Base Rate Term Loans and (ii) three U.S. Government Securities Business Days prior to the requested date of Borrowing, in the case of Term SOFR Term Loans (or, in the case of any Borrowing on the Closing Date, at such later time as may be

-64- agreed by the Agent). The Borrowing Request shall specify (A) the requested date of Borrowing, (B) the aggregate amount of each proposed Borrowing and the Term Loan Facility under which such Borrowing is to be made, (C) whether any portion of the proposed Borrowing will be Term SOFR Term Loans, (D) in the case of any Term SOFR Term Loans, the initial Interest Period or Interest Periods for any Term SOFR Term Loans and (E) the account or accounts into which the proceeds of such Term Loans are to be deposited. If no Interest Period is specified with respect to any requested Term SOFR Term Loan, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Each such Term Loan Borrowing shall be in an aggregate amount of (x) $2,000,000 or an integral multiple of $1,000,000 in excess thereof, in the case of a Borrowing of Base Rate Term Loans or (y) $5,000,000 or an integral multiple of $1,000,000 in excess thereof, in the case of a Borrowing of Term SOFR Term Loans. (b) The Agent shall give to each applicable Lender prompt notice of the Agent’s receipt of a Borrowing Request and, if Term SOFR Term Loans are properly requested in such Borrowing Request, the applicable interest rate determined pursuant to Section 2.11(a). Each applicable Lender shall, before 3:00 p.m. (New York City time) on the date of the proposed Borrowing, make available to the Agent at the Agent’s Office, in immediately available funds, such Lender’s Ratable Portion of such proposed Borrowing. If a Lender funds such Borrowing to the Agent, upon fulfillment (or due waiver in accordance with Section 9.02) on the requested date of Borrowing of the conditions set forth in Section 4.01 or Section 4.02, as applicable, and after the Agent’s receipt of such funds, the Agent shall make such funds available to the Borrower. (c) Unless the Agent shall have received notice from a Lender prior to the date of any proposed Borrowing that such Lender will not make available to the Agent such Lender’s Ratable Portion of such Borrowing (or any portion thereof), the Agent may assume that such Lender has made such Ratable Portion available to the Agent on the date of such Borrowing in accordance with this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Ratable Portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Term Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Effective Rate for the first Business Day and thereafter at the interest rate applicable at the time to the Term Loans comprising such Borrowing. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Term Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Agent such corresponding amount, such payment shall not relieve such Lender of any obligation it may have hereunder to the Borrower. (d) The failure of any Lender to make on the date specified any Term Loan or any payment required by it (such Lender, during the period of such failure, being a “Non-Funding Lender”), shall not relieve any other Lender of its obligations to make such Term Loan or payment on such date but no such other Lender shall be responsible for the failure of any Non-Funding Lender to make a Term Loan or payment required under this Agreement. SECTION 2.03 [Reserved]. SECTION 2.04 [Reserved]. SECTION 2.05 [Reserved].

-65- SECTION 2.06 Repayment of Term Loans. The Borrower promises to repay in Dollars the Initial Term Loans on the last day of each of March, June, September and December, commencing March 31, 2026, in an amount equal to the product of (x) the aggregate principal amount of Initial Term Loans outstanding on the Closing Date multiplied by (y) 0.25% (subject to Sections 2.08(b), 2.08(d) and 2.09(c)); provided, however, that the Borrower shall repay the entire unpaid principal amount of the Initial Term Loans on the Initial Term Loan Maturity Date. SECTION 2.07 Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Term Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) The Agent shall maintain accounts in which it shall record (i) the amount of each Term Loan made hereunder, the Type thereof and the Interest Period (if any) applicable to each Term Loan hereunder, (ii) the amount of any principal, interest and fees due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender’s share thereof. (c) The entries made in the accounts maintained pursuant to clause (a) or (b) of this Section 2.07 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay its Obligations in accordance with the terms of this Agreement. (d) Any Lender may request that Term Loans made by it be evidenced by a promissory note. In such event, the Borrower shall reasonably promptly prepare, execute and deliver to such Lender a Term Loan Note payable to such Lender and its registered assigns and in substantially the form of Exhibit F hereto with appropriate insertions and deletions. SECTION 2.08 Optional Prepayment of Term Loans. (a) [Reserved]. (b) Term Loans. The Borrower may, upon prior notice to the Agent not later than 11:00 a.m. (New York City time) (i) at least three Business Days prior to the date of prepayment, in the case of any prepayment of Term SOFR Term Loans and (ii) on the date of prepayment, in the case of any prepayment of Base Rate Term Loans, prepay without premium or penalty (except as set forth in clause (c) below) its Term Loans under any Term Loan Facility, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that if any prepayment of any Term SOFR Term Loan is made by the Borrower other than on the last day of an Interest Period for such Term Loan, Borrower shall also pay any amounts owing pursuant to Section 2.14(e); provided, further, that each partial prepayment shall be in an aggregate amount not less than (x) $2,000,000, in the case of Base Rate Term Loans and (y) $5,000,000, in the case of Term SOFR Term Loans and that any such partial prepayment shall be applied to reduce the remaining installments of the outstanding principal amount of the Term Loans under the applicable Term Loan Facility as directed by the Borrower (or in the absence of direction from the Borrower, to the remaining scheduled amortization payments in respect of such Term Loans in direct order of maturity). Upon the giving of any notice of prepayment, the principal amount of the Term Loans specified therein to be prepaid shall become due and payable on the date specified therein for such prepayment (except that any notice of prepayment in

-66- connection with the refinancing of all or any portion of the Term Loan Facilities may be contingent upon the consummation of such refinancing). (c) Prepayment Premiums. In the event that, prior to the date that is six months after the Closing Date, (x) the Borrower makes any prepayment of any Initial Term Loans in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Agent, for the account of each Initial Term Lender (including any Initial Term Lender that is required to assign its Initial Term Loans pursuant to Section 9.02(e) in connection therewith but not its assignee), (I) in the case of subclause (c)(x), a prepayment premium of 1% of the amount of such Initial Term Lender’s Initial Term Loans being repaid in connection with such Repricing Transaction and (II) in the case of subclause (c)(y), a payment equal to 1% of the aggregate amount of such Initial Term Lender’s Initial Term Loans that are subject to such Repricing Transaction and outstanding immediately prior to such amendment. (d) In addition to any prepayment of Term Loans pursuant to Section 2.08(b), the Borrower may at any time prepay Term Loans of any Class of any Lender at such price or prices as may be mutually agreed by the Borrower and such Lender (which, for avoidance of doubt, may be a prepayment at a discount to par), pursuant to individually negotiated transactions with any Lender or offers to prepay that are open to all Lenders of Term Loans of any Class selected by the Borrower so long as (i) at the time of, and immediately after giving effect to, any such prepayment pursuant to this Section 2.08(d), no Event of Default has occurred and is continuing, and (ii) the Borrower and each Lender whose Term Loans are to be prepaid pursuant to this Section 2.08(d) execute and deliver to the Agent an instrument identifying the amount of Term Loans of each Class of each such Lender to be so prepaid, the date of such prepayment and the prepayment price therefor. The principal amount of any Term Loans of any Class prepaid pursuant to this clause (d) shall reduce remaining scheduled amortization for such Class of Term Loans on a pro rata basis. (e) Notwithstanding anything in this Agreement to the contrary, in the event that on any date, an outstanding Term Loan of a Lender would otherwise be prepaid pursuant to Section 2.08(b), 2.08(d) or 2.09 from the proceeds of any new Term Loans to be established on such date, then, if agreed to by the Borrower and such Lender in writing delivered to the Agent, such outstanding Term Loan of such Lender may be converted on a “cashless roll” basis into a new Term Loan being established on such date. SECTION 2.09 Mandatory Prepayment of Term Loans. (a) No later than the tenth (10th) Business Days after the date on which the financial statements with respect to such fiscal year are delivered pursuant to Section 5.01(a) (the “Excess Cash Flow Application Date”), commencing with the fiscal year ending on December 31, 2026, the Borrower shall prepay outstanding Term Loans in an aggregate principal amount equal to the ECF Percentage for the Excess Cash Flow Period then ended (such amount, the “Excess Cash Flow Amount”); provided that no such prepayment shall be required for any Excess Cash Flow Period to the extent Excess Cash Flow Amount for such Excess Cash Flow Period was less than $25,000,000, and only amounts in excess of $25,000,000 shall be required to be applied for such prepayment; provided, further, that, at the Borrower’s election, the Excess Cash Flow Amount may be further reduced (without duplication of any amount that has reduced the amount of Term Loans required to be prepaid pursuant to this clause (a) in any other year) by (A) an amount equal to the sum of (i) the aggregate amount of Term Loans prepaid pursuant to Section 2.08, (ii) the aggregate amount of any reduction in the outstanding principal amount of any Term Loans resulting from any purchase and assignment made in accordance with Section 9.02(e), (iii) the aggregate principal amount of any Indebtedness prepaid, repurchased, redeemed or otherwise discharged under the ABL Credit Agreement (including any reduction or termination of

-67- commitments thereunder) to the extent accompanied by a permanent reduction or termination of commitments thereunder and (iv) the aggregate principal amount of Indebtedness that is secured by a Lien on the Collateral on a pari passu basis with the Term Loans (in the case of any revolving indebtedness, solely to the extent accompanied by a permanent reduction or termination of the commitments thereunder) (including any Indebtedness permitted pursuant to Section 6.01(b)(xxvii) (A) and subject to a First Lien Intercreditor Agreement), in each case of clauses (i) through (iv), other than prepayments funded with the proceeds of the incurrence of long-term Indebtedness (other than under any revolving credit facility), and (B) amounts paid in cash in respect of acquisitions or other Investments, earn-outs or similar payments, Restricted Payments, expenditures and/or Contract Consideration in respect of the foregoing that would otherwise be permitted to be deducted in determining the Excess Cash Flow for such Excess Cash Flow Period (1) pursuant to clause (vii) of the definition of the term “Excess Cash Flow” with respect to any acquisition or other Investment, (2) pursuant to clause (b)(viii) of the definition of “Excess Cash Flow” with respect to any Restricted Payment, (3) pursuant to clause (b)(ix) of the definition of the term “Excess Cash Flow” with respect to any capital expenditure, and (4) pursuant to clause (b)(xi) of the definition of the term “Excess Cash Flow” with respect to any Contract Consideration, in each case under this clause (B), excluding any such amount to the extent that it reduced the amount required to be prepaid pursuant to this Section 2.09(a) in respect of the prior Excess Cash Flow Period, and in each case of clauses (A) and (B), during the time period commencing at the beginning of the Excess Cash Flow Period with respect to which such prepayment is required and ending on the day preceding the Excess Cash Flow Application Date (in the case of a prepayment of Term Loans pursuant to Section 2.08(d), limited to the amount of cash expended). Notwithstanding the foregoing, the Borrower may apply a portion of the Excess Cash Flow Amount to prepay or repurchase other Indebtedness (other than Term Loans and loans and commitments under the ABL Credit Agreement or any permitted Refinancing Indebtedness in respect thereof) secured on a pari passu basis with the Obligations (and, in the case of any revolving Indebtedness, to correspondingly reduce commitments) to the extent the Borrower is required to prepay such other Indebtedness with such Excess Cash Flow Amount, in each case in an amount not to exceed the product of (x) the amount of such Excess Cash Flow Amount multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of such other Indebtedness and the denominator of which is the sum of the outstanding principal amount of such other Indebtedness and the outstanding principal amount of Term Loans. (b) In the event that the Borrower or any of its Restricted Subsidiaries receives Net Cash Proceeds in respect of any (i) Debt Incurrence Prepayment Event or (ii) Asset Sale Prepayment Event or Casualty Event the Net Cash Proceeds of which, in either case of this clause (ii), exceed $25,000,000 with respect to any single Asset Sale Prepayment Event or Casualty Event or $50,000,000 with respect to a series of related Asset Sale Prepayment Events or Casualty Events, the Borrower shall within five Business Days after the occurrence of such Prepayment Event (or, in the case of Deferred Net Cash Proceeds, within five Business Days after the last day of the Reinvestment Period relating to such Prepayment Event), prepay, in accordance with clause (c) below, a principal amount of Term Loans equal to 100% of the Net Cash Proceeds (or, in the case of an Asset Sale Prepayment Event or Casualty Event, the amount of Net Cash Proceeds in excess of the applicable threshold) from such Prepayment Event; provided that with respect to the Net Cash Proceeds of an Asset Sale Prepayment Event or Casualty Event, the Borrower may (i) use a portion of such Net Cash Proceeds to prepay or repurchase other Indebtedness (other than Term Loans and loans and commitments under the ABL Credit Agreement or any permitted Refinancing Indebtedness in respect thereof) secured on a pari passu basis with the Obligations (and, in the case of any revolving Indebtedness, to correspondingly reduce commitments) to the extent the Borrower is required to prepay such other Indebtedness as a result of such Prepayment Event, in each case in an amount not to exceed the product of (x) the amount of such Net Cash Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of such other Indebtedness and the denominator of which is the sum of the outstanding principal amount of such other Indebtedness and the outstanding principal amount of Term Loans or (ii) use such

-68- Net Cash Proceeds in respect of Accounts Collateral (as such term is defined in the ABL Credit Agreement as in effect on the date hereof) to prepay Indebtedness (and correspondingly reduce commitments) under the ABL Credit Agreement or any permitted Refinancing Indebtedness in respect thereof to the extent the Borrower is required to repay such other Indebtedness as a result of such Prepayment Event in an amount not to exceed the Net Cash Proceeds in respect of such Accounts Collateral. (c) The Borrower shall deliver to the Agent, at the time of each prepayment required under Section 2.09(a) or (b), (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three (3) Business Days prior written notice of such prepayment. Amounts required to be applied to the prepayment of Term Loans in accordance with clauses (a) and (b) above shall be applied pro rata to prepay Term Loans under the Term Loan Facilities and shall be applied to scheduled amortization of such Term Loans as directed by the Borrower; provided that notwithstanding the foregoing, the Borrower may elect in its sole discretion to apply the Net Cash Proceeds from any Debt Incurrence Prepayment Event to prepay any Class of Term Loans selected by the Borrower. Each notice of prepayment shall specify the prepayment date, the Type of each Term Loan being prepaid and the principal amount of each Term Loan (or portion thereof) to be prepaid. Prepayments shall be accompanied by accrued interest as required by Section 2.11. All prepayments of Borrowings under this Section 2.09 shall be subject to Section 2.14 (and, in the case of a Repricing Transaction, Section 2.08(c)), but shall otherwise be without premium or penalty. (d) Any Lender, at its option, may elect to decline any prepayment of any Term Loan held by it required to be made by the Borrower pursuant to this Section 2.09 (other than in connection with a Debt Incurrence Prepayment Event) (such declined amounts, the “Declined Proceeds”) if it shall give written notice to the Agent thereof at or prior to the time and in the manner specified by the Agent. On the date of any such prepayment, any Declined Proceeds shall instead be retained by the Borrower.. (e) Notwithstanding any other provisions of this Section 2.09, (A) to the extent that any of or all the Net Cash Proceeds of any Asset Sale Prepayment Event by a Foreign Subsidiary giving rise to a prepayment pursuant to Section 2.09(b) (a “Foreign Prepayment Event”) or Excess Cash Flow attributable to a Foreign Subsidiary are prohibited or delayed by any Requirement of Law or conflict with the fiduciary duties of such Foreign Subsidiary’s directors, or results in, or could result in, any criminal liability for any officer, director, employee or manager of such Foreign Subsidiary, in each case as reasonably determined by the Borrower, from being repatriated to the Borrower with respect to Term Loans in an aggregate principal amount equal to the Excess Cash Flow Amount for the Excess Cash Flow Period then ended, an amount equal to the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.09, as the case may be, so long, but only so long, as the applicable Requirement of Law, fiduciary duties of such Foreign Subsidiary’s directors or actual or potential criminal liability, will not permit repatriation to the Borrower (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary use commercially reasonable efforts to for a period of 12 months to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable Requirement of Law, an amount equal to such Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than three Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result of repatriation) to the repayment of the Term Loans pursuant to this Section 2.09, and (B) to the extent that and for so long as the Borrower has determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Prepayment Event or Excess Cash Flow would have a material adverse tax consequence to the Borrower and its Subsidiaries (taking into account any foreign tax credit or benefit actually realized in connection

-69- with such repatriation) with respect to such Net Cash Proceeds or Excess Cash Flow, an amount equal to the Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.09; provided that when the Borrower determines in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Prepayment Event or Excess Cash Flow would no longer have a material adverse tax consequence to the Borrower and its Subsidiaries (taking into account any foreign tax credit or benefit actually realized in connection with such repatriation) with respect to such Net Cash Proceeds or Excess Cash Flow, an amount equal to such Net Cash Proceeds or Excess Cash Flow shall be promptly (and in any event not later than five Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result of repatriation) to the repayment of the Term Loans pursuant to this Section 2.09. SECTION 2.10 Fees. The Borrower shall pay to the Agent such fees as have been separately agreed between the Borrower and the Agent. SECTION 2.11 Interest. (a) Rate of Interest. (i) [Reserved]. (ii) All Term Loans shall bear interest on the unpaid principal amount thereof which shall accrue and be payable in the currency in which such Term Loan is denominated from the date such Term Loans are made as follows: (A) if a Base Rate Term Loan, at a rate per annum equal to the sum of (1) the Base Rate as in effect from time to time and (2) the Applicable Rate in effect from time to time; (B) [reserved]; or (C) if a Term SOFR Term Loan, at a rate per annum equal to the sum of (A) Term SOFR determined for the applicable Interest Period and (B) the Applicable Rate in effect from time to time during such Interest Period. (b) Interest Payments. (i) Interest accrued on each Base Rate Term Loan shall be payable in arrears (A) for the preceding calendar quarter, no later than the fourth Business Day of each calendar quarter, commencing on the first such day following the making of such Base Rate Term Loan, (B) upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Base Rate Term Loan, (ii) interest accrued on each Term SOFR Term Loan shall be payable in arrears (A) on the last day of each Interest Period applicable to such Term Loan and, if such Interest Period has a duration of more than three months, on each date during such Interest Period occurring every three months from the first day of such Interest Period, (B) upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Term SOFR Term Loan, as the case may be and (iii) interest accrued on the amount of all other Obligations shall be payable on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise). (c) Default Interest. If all or a portion of (i) the principal amount of any Term Loan or (ii) any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto plus 2% and (y) in the case of any overdue interest, to the extent permitted by applicable law, the rate described in Section 2.11(a)

-70- plus 2% from and including the date of such non-payment to but excluding the date on which such amount is paid in full (after as well as before judgment). SECTION 2.12 Conversion/Continuation Options. (a) (i) The Borrower may elect (x) at any time on any Business Day to convert Base Rate Term Loans or any portion thereof to Term SOFR Term Loans or (y) at the end of any Interest Period, to convert such Term Loan into a Base Rate Term Loan, and (ii) the Borrower may elect at the end of any applicable Interest Period, to continue Term SOFR Term Loans or any portion thereof for an additional Interest Period; provided, however, that in the case of clause (i) above the aggregate amount of the Term SOFR Term Loans, for each Interest Period shall not be less than $2,000,000 (in the case of Base Rate Term Loans) or $5,000,000 (in the case of Term SOFR Term Loans). Each conversion or continuation shall be allocated among the Term Loans of each Lender in accordance with such Lender’s Ratable Portion. Each such election shall be in substantially the form of Exhibit G and shall be made by giving the Agent prior written notice by 12:00 noon (New York City time) at least three Business Days in advance specifying (A) the amount and type of Term Loan being converted or continued, (B) in the case of a conversion to or a continuation of Term SOFR Term Loans, the applicable Interest Period and (C) in the case of a conversion, the date of such conversion. (b) The Agent shall promptly notify each applicable Lender of its receipt of an Interest Election Request and of the options selected therein. Notwithstanding the foregoing, no (i) conversion in whole or in part of Base Rate Term Loans to Term SOFR Term Loans, or (ii) continuation in whole or in part of Term SOFR Term Loans upon the expiration of any applicable Interest Period, in each case, shall be permitted at any time at which (A) an Event of Default shall have occurred and be continuing and the Agent or the Required Lenders shall have determined not to permit such continuation or conversion or (B) the continuation of, or conversion into, a Term SOFR Term Loan would violate any provision of Section 2.14(b). If, within the time period required under the terms of this Section 2.12, the Agent does not receive an Interest Election Request from the Borrower containing a permitted election to continue any Term SOFR Term Loans for an additional Interest Period or to convert any such Term Loans, then, upon the expiration of the applicable Interest Period, Term Loans shall be automatically converted into Base Rate Term Loans. Each Interest Election Request shall be irrevocable. SECTION 2.13 Payments and Computations. (a) The Borrower shall make each payment hereunder (including fees and expenses) not later than 2:00 p.m. (New York City time), on the day when due, in Dollars, except as specified in the following sentence, to the Agent at the Agent’s Office for payments in immediately available funds without setoff or counterclaim. The Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest or fees to the applicable Lending Offices of the applicable Lenders for such payments ratably in accordance with the amount of such principal, interest or fees due and owing to such Lenders on such date; provided, however, that amounts payable pursuant to Section 2.14 or Section 2.15 shall be paid only to the affected Lender or Lenders. Payments received by the Agent after 2:00 p.m. (New York City time) shall, at the option of the Agent, be deemed to be received on the next Business Day. (b) All computations of interest and of fees shall be made by the Agent on the basis of a year of 360 days (other than computations of interest for Base Rate Term Loans calculated by reference to the Prime Rate, which shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, in each case, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable). Each determination by

-71- the Agent of a rate of interest hereunder shall be conclusive and binding for all purposes, absent manifest error. (c) [Reserved]. (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of any Term SOFR Term Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day. All repayments of Term Loans shall be applied as follows: first, to repay such Term Loans outstanding as Base Rate Term Loans, and second, to repay such Term Loans outstanding as Term SOFR Term Loans, with those Term SOFR Term Loans having earlier expiring Interest Periods being repaid prior to those having later expiring Interest Periods. (e) Unless the Agent shall have received notice from the Borrower to the Lenders prior to the date on which any payment is due hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each applicable Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have made such payment in full to the Agent, each applicable Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon (at the Federal Funds Effective Rate for the first Business Day, and, thereafter, at the rate applicable to Base Rate Term Loans) for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent. SECTION 2.14 Increased Costs; Change of Law, Etc. (a) Determination of Interest Rate. Term SOFR for each Interest Period for Term SOFR Term Loans shall be determined by the Agent pursuant to the procedures set forth in the definition of “Term SOFR.” (b) Interest Rate Unascertainable, Inadequate or Unfair. (i) in the event that (A) the Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which Term SOFR then being determined is to be fixed or (B) the Required Class Lenders of the affected Term Loan Facility notify the Agent that Term SOFR for any Interest Period will not adequately reflect the cost to the Lenders of making or maintaining such Term Loans for such Interest Period, the Agent shall forthwith so notify the Borrower and the Lenders, whereupon each affected Term SOFR Term Loan shall automatically, on the last day of the current Interest Period for such Term Loan, convert into a Base Rate Term Loan and the obligations of the Lenders to make Term SOFR Term Loans or to convert Base Rate Term Loans into Term SOFR Term Loans shall be suspended until the Agent shall notify the Borrower that the Required Class Lenders under the affected Term Loan Facility have determined that the circumstances causing such suspension no longer exist. (ii) Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan

-72- Document so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Class Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Term Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of the Base Rate. (iii) Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (iv) Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.14. (v) Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR), then the Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings. (c) Increased Costs. (i) If any Change in Law shall: (A) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in Term SOFR); (B) impose on any Lender or the relevant interbank market any other condition affecting this Agreement or Term SOFR Term Loans made by such Lender; or (C) subject any Lender to any Taxes (other than Indemnified Taxes indemnifiable under Section 2.15 or Excluded Taxes);

-73- and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Term Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then, following delivery of the certificate contemplated by subclause (iii) of this clause (c), the Borrower will pay to such Lender in accordance with subclause (iii) such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered, as reasonably determined by such Lender (which determination shall be made in good faith (and not on an arbitrary or capricious basis)) and in a manner consistent with similarly situated borrowers of such Lender, under agreements having provisions similar to this Section 2.14. (ii) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Term Loans made by such Lender to a level below that which such Person or such Person’s holding company could have achieved but for such Change in Law (taking into consideration such Person’s policies and the policies of such Person’s holding company with respect to capital adequacy and liquidity), then from time to time following delivery of the certificate contemplated by subclause (iii) of this clause (c) of this Section 2.14 the Borrower will pay to such Lender in accordance with subclause (iii) such additional amount or amounts as will compensate such Person or such Person’s holding company for any such reduction suffered, as reasonably determined by such Lender (which determination shall be made in good faith (and not on an arbitrary or capricious basis)) and in a manner consistent with similarly situated borrowers of such Lender, under agreements having provisions similar to this Section 2.14. (iii) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in subclause (i) or (ii) of this clause (c) and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (iv) Failure or delay on the part of any Lender to demand compensation pursuant to this clause (c) shall not constitute a waiver of such Person’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this clause (c) for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Person’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (d) Illegality. Notwithstanding any other provision of this Agreement, if any Lender determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the date of this Agreement shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for such Lender or its applicable Lending Office to make Term SOFR Term Loans or to continue to fund or maintain Term SOFR Term Loans, then, on notice thereof and demand therefor by such Lender to the Borrower through the Agent, (i) the obligation of such Lender to make or to continue Term SOFR Term Loans and to convert Base Rate Term Loans into Term SOFR Term Loans shall be suspended, and each such Lender shall make a Base Rate Term Loan as part of any requested Borrowing of Term SOFR Term Loans, and (ii) if any affected Term Loans are then outstanding as Term SOFR Term Loans, the Borrower shall immediately convert each such Term Loan into Base Rate Term Loans. If, at any time after a Lender gives notice under this clause (d), such Lender determines that it may lawfully make Term SOFR Term Loans, such Lender shall promptly give notice of that determination to the Borrower and the Agent, and

-74- the Agent shall promptly transmit the notice to each other Lender. The Borrower’s right to request, and such Lender’s obligation, if any, to make Term SOFR Term Loans, shall thereupon be restored. (e) Breakage Costs. In addition to all amounts required to be paid by the Borrower pursuant to Section 2.11, the Borrower shall compensate each Lender that has made a Term Loan to the Borrower, upon written request in accordance with this clause (e), for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender’s Term SOFR Term Loans or to the Borrower but excluding any loss of the Applicable Rate on the relevant Term Loans) that such Lender may sustain (i) if for any reason (other than by reason of such Lender being a Non-Funding Lender) a proposed Borrowing, conversion into or continuation of Term SOFR Term Loans does not occur on a date specified therefor in a Borrowing Request or an Interest Election Request given by the Borrower or in a telephonic request by it for borrowing or conversion or continuation or a successive Interest Period does not commence after notice therefor is given pursuant to Section 2.12, (ii) if for any reason any Term SOFR Term Loan is repaid or prepaid (including pursuant to Section 2.09) on a date that is not the last day of the applicable Interest Period, (iii) as a consequence of a required conversion of a Term SOFR Term Loan to a Base Rate Term Loan, as a result of any of the events indicated in clause (d) above or (iv) as a result of any assignment of any Term SOFR Term Loans pursuant to a request by the Borrower pursuant to Section 2.17. In the case of a Term SOFR Term Loan, such loss, cost or expense to any Lender shall be deemed to be the amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of the Term Loan had such event not occurred, at Term SOFR that would have been applicable to the Term Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for the Term Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. The Borrower shall pay the applicable Lender the amount shown as due on any certificate delivered to the Borrower and setting forth any amount or amounts that such Lender is entitled to receive pursuant to this clause (e) and the basis therefor within ten (10) days after receipt thereof; provided such certificate sets forth in reasonable detail the manner in which such amount or amounts was determined. SECTION 2.15 Taxes. (a) All payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made free and clear of and without deduction or withholding for or on account of any Taxes unless a deduction or withholding is required by law; provided that if the Borrower, the Agent, or any other applicable withholding agent shall be required by law to deduct or withhold any Taxes from any such payment, then (i) to the extent such Tax is an Indemnified Tax, the sum payable by the Borrower or other Loan Party shall be increased as necessary so that after all such required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 2.15) by the applicable withholding agent, the Lender (or, in the case of a payment received by the Agent for its account, the Agent) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent shall make such required deductions or withholdings and (iii) the applicable withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with applicable Requirements of Law. If at any time the Borrower or a Loan Party is required by applicable Requirements of Law to make any deduction or withholding from any sum payable under any Loan Document, the Borrower or such Loan Party shall promptly notify the relevant Agent or Lender upon becoming aware of the same.

-75- (b) [Reserved] (c) [Reserved] (d) The Borrower and the other Loan Parties shall pay to the relevant Governmental Authority in accordance with applicable Requirements of Law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes. (e) The Borrower and each other Loan Party shall, jointly and severally, indemnify the Agent and each Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) payable or paid by such Agent or Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Agent on its own behalf or on behalf of any Lender, shall be conclusive absent manifest error. (f) As soon as practicable after any payment of any Taxes by the Borrower or other Loan Party to a Governmental Authority pursuant to this Section 2.15, the Borrower or other Loan Party shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. (i) Each Lender that is legally entitled to an exemption from or reduction of withholding tax with respect to any payments made under any Loan Document shall deliver to the Borrower and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by applicable Requirements of Law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Each Lender agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall deliver to the Borrower and the Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Agent) or promptly notify the Borrower and the Agent in writing of its legal ineligibility to do so. (ii) Without limiting the generality of Section 2.15(f)(i) above: (A) Each Lender that is a United States Person shall deliver to the Borrower and the Agent, on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), two duly completed and executed originals of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax. (B) Each Non-U.S. Lender, shall deliver to the Borrower and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), two duly completed and executed originals of whichever of the following is applicable:

-76- (I) In the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party, IRS Form W-8BEN or W-8BEN-E (or any successor thereto) establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to such treaty, IRS Form W-8ECI (or any successor thereto); (II) In the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Non-U.S. Lender is not a “bank” as defined in Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 881(c) (3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that the interest payments in respect of the Term Loans are not effectively connected with such Non- U.S. Lender’s conduct of a U.S. trade or business (a “U.S. Tax Compliance Certificate”) and (y) IRS Form W-8BEN or W-8BEN-E (or any successor thereto); or (III) To the extent a Non-U.S. Lender is not the beneficial owner, IRS Form W–8IMY, accompanied by a copy of IRS Form W–8ECI, IRS Form W–8BEN, IRS Form W–8BEN–E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W–9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of such direct and indirect partner(s); and (IV) Each Non-U.S. Lender shall deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) such other duly completed and executed documentation prescribed by applicable Requirement of Law as a basis for claiming exemption from, or reduction in, U.S. federal withholding Tax, together with such supplementary documentation as may be prescribed by applicable Requirement of Law to permit the Borrower or the Agent to determine the withholding or deduction required to be made; and (C) Each Lender shall deliver to the Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by applicable Requirement of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this subclause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Notwithstanding anything to the contrary in this Section 2.15(g), no Lender shall be required to provide any documentation that such Lender is not legally eligible to provide. (iv) Each Lender hereby authorizes the Agent to deliver to the Borrower and other Loan Parties and to any successor Agent any documentation provided by such Lender to the Agent pursuant to this Section 2.15(f).

-77- (g) If the Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received and retained a refund of any Indemnified Taxes as to which it has been indemnified by the Borrower or other Loan Party or with respect to which the Borrower or such Loan Party has paid additional amounts pursuant to this Section 2.15, it shall pay over such refund to the Borrower or such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower or such Loan Party under this Section 2.15 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the Agent or such Lender as is determined by the Agent or such Lender in its sole discretion exercised in good faith, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower or such Loan Party, upon the request of the Agent or such Lender, shall repay as soon as reasonably practicable the amount paid over to the Borrower or such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.15(g), in no event will any Agent or Lender be required to pay any amount to the Borrower or other Loan Party pursuant to this Section 2.15 the payment of which would place such Agent or Lender in a less favorable net after- Tax position than it would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.15(g) shall not be construed to require the Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Loan Party or any other Person. SECTION 2.16 Allocation of Proceeds; Sharing of Setoffs. (a) All proceeds of any Collateral received by the Agent after an Event of Default has occurred and is continuing and all or any portion of the Term Loans shall have been accelerated hereunder pursuant to Section 7.02, shall upon election by the Agent or at the direction of the Required Lenders be applied, first, to, ratably, pay any fees, indemnities, or expense reimbursements then due to the Agent from the Borrower, second, ratably, to pay any expense reimbursements then due to the Lenders or the other Secured Parties from the Borrower or the other Loan Parties, third, to pay interest due and payable in respect of the Term Loans or in respect of any Secured Hedging Obligations or Secured Cash Management Obligations, ratably, fourth, to pay principal on the Term Loans and any amounts owing with respect to Secured Hedging Obligations or Secured Cash Management Obligations, ratably, fifth, to the payment of any other Secured Obligation due to the Agent or any Lender, and sixth, to the applicable Loan Party or as the Borrower shall direct. Notwithstanding the foregoing, (i) the Agent shall not be required to pay any amount pursuant to this Section 2.16(a) to any holder of Secured Hedging Obligations or Secured Cash Management Obligations unless the holder thereof or the Borrower has provided notice to the Agent thereof prior to the date of the applicable payment pursuant to this Section 2.16(a) and (ii) no amount received on the account of any Collateral of any Loan Party shall be applied to the payment of any Secured Obligations in respect of Excluded Swap Obligations of such Loan Party. (b) If, following any Event of Default under Section 7.01(a) (but only to the extent that prior to the waiver of such Event of Default an Event of Default under Section 7.01(f) (with respect to the Borrower) or an acceleration of the Term Loans pursuant to Section 7.02 occurs), Section 7.01(f) (with respect to the Borrower) or any acceleration of the Term Loans pursuant to Section 7.02, any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any fees, principal of or interest on any of its Term Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans and accrued interest and fees thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall

-78- purchase (for cash at face value) participations in the Term Loans of other Lenders at such time outstanding to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest and fees on their respective Term Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this clause (b) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including, without limitation, Section 2.08(d)) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff, consolidation and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (c) If any Lender shall fail to make any payment required to be made by it pursuant to this Agreement, then the Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such obligations of such Lender until all such unsatisfied obligations are fully paid. SECTION 2.17 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Term Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.15, as applicable, in the future and (ii) would not subject such Lender (or its parent companies) to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender becomes a Non-Funding Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Term Loans, accrued interest thereon, accrued fees and all other amounts due and payable to it hereunder, from the assignee (to the extent of such outstanding principal or participation) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

-79- SECTION 2.18 Extensions and Modifications. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension/Modification Offer”) made from time to time by the Borrower to all Lenders holding Term Loans of any Class, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the Term Loans of such Class) and on the terms offered on the same basis to each such Lender, the Borrower is hereby permitted to consummate transactions with any individual Lender that accepts the terms contained in the relevant Extension/Modification Offer (any Lender that does not accept the terms contained in any such Extension/Modification Offer, a “Non- Extending/Modifying Lender”) to extend the maturity date of all or a portion of such Lender’s Term Loans of such Class and/or otherwise to modify the terms of all or a portion of such Lender’s Term Loans of such Class pursuant to the terms of the relevant Extension/Modification Offer (including by increasing or decreasing the interest rate or fees payable in respect of such Term Loans (and related outstandings) and/or modifying the amortization schedule, if any, in respect of such Term Loans) (each, an “Extension/Modification”); it being understood that any Extended/Modified Term Loans shall constitute a separate Class of Term Loans from the Class of Term Loans from which they were converted; provided that the following terms are satisfied: (i) except as to (A) pricing, fees, premiums, rate floors and other components of yield (and any “MFN” terms), amortization, final maturity date, prepayments and participation in prepayments (which shall, subject to clauses (ii), (iii) and (iv) below, be determined by the Borrower and any Lender that agrees to an Extension/Modification of its Term Loans and set forth in the relevant Extension/Modification Offer), (B) terms applicable to such Extended/Modified Term Loans that are more favorable to the Lenders of such Extended/Modified Term Loans than those contained in the Loan Documents (during the term of the Term Loans that are not Extended/Modified Term Loans) and are then conformed (or added) to the Loan Documents for the benefit of all the Lenders pursuant to the applicable Extension/Modification Agreement and (C) any covenants or other provisions applicable only to periods after the Latest Maturity Date in effect on the date of effectiveness of such Extension/Modification, the Term Loans of any Lender that are extended or otherwise modified pursuant to any Extension/Modification (any such Term Loans, the “Extended/Modified Term Loans”) shall have terms substantially consistent with (or terms not materially less favorable to existing Lenders than) the terms of the Class of Term Loans subject to the relevant Extension/Modification Offer or market terms and conditions (when taken as a whole) at the time of the applicable Extension/Modification (in each case, as reasonably determined by the Borrower); (ii) the maturity date of any Extended/Modified Term Loans may be no earlier than the maturity date of the Class of Term Loans subject to the relevant Extension/Modification Offer at the time of the effectiveness of the applicable Extension/Modification; (iii) the Weighted Average Life to Maturity of any Extended/Modified Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Class of Term Loans subject to the relevant Extension/Modification Offer at the time of the effectiveness of the applicable Extension/Modification; (iv) any Extended/Modified Term Loans may participate in any mandatory prepayment under Section 2.09(b) on a pro rata basis (or on less than pro rata basis, but, except with respect to any mandatory prepayment referred to in the parenthetical in the definition of “Debt Incurrence Prepayment Event”, not on a greater than pro rata basis) with any then-existing Class of Term Loans;

-80- (v) (A) any Extended/Modified Term Loans shall be pari passu in right of payment and with respect to security with any then-existing Class of Term Loans and (B) no Extended/Modified Term Loans may be (1) borrowed or guaranteed by any Person that is not a Loan Party or (2) secured by any assets other than the Collateral; and (vi) if the aggregate principal amount of Term Loans in respect of which Lenders have accepted the relevant Extension/Modification Offer exceed the maximum aggregate principal amount of Term Loans offered to be extended or modified by the Borrower pursuant to such Extension/Modification Offer, then the Term Loans of such Lenders shall be extended or modified ratably up to such maximum amount based on the respective principal amounts (but not to exceed the applicable Lender’s actual holdings of record) with respect to which such Lenders have accepted such Extension/Modification Offer. (b) (i) No Extension/Modification consummated in reliance on this Section 2.18 shall constitute a voluntary or mandatory prepayment for purposes of Section 2.09, (ii) the scheduled amortization payments (insofar as such Extension/Modification affects payments due to Lenders participating in the relevant Class) set forth in Section 2.06 shall be adjusted to give effect to any Extension/Modification of any Class of Term Loans and (iii) no Extension/Modification Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may at its election specify as a condition (a “Minimum Extension/Modification Condition”) to the consummation of any Extension/Modification that a minimum amount (to be specified in the relevant Extension/Modification Offer in the Borrower’s sole discretion) of Term Loans of any or all applicable Classes be tendered; it being understood that the Borrower may, in its sole discretion, waive any such Minimum Extension/Modification Condition. The Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.18 (including, for the avoidance of doubt, the payment of any interest, fees or premium in respect of any Extended/Modified Term Loans on such terms as may be set forth in the relevant Extension/Modification Offer) and hereby waive the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit any such Extension/Modification or any other transaction contemplated by this Section 2.18. (c) No consent of any Lender or the Agent shall be required to effectuate any Extension/Modification, other than the consent of each Lender agreeing to such Extension/Modification with respect to one or more of its Term Loans of any Class (or a portion thereof). In the event any Extended/Modified Term Loans have the same terms as any existing Class of Term Loans then outstanding or any Incremental Term Loans then substantially concurrently established (in each case, disregarding any differences in original issue discount or upfront fees if not affecting, and any differences in scheduled amortization payments that are required to preserve, the fungibility thereof), such Extended/Modified Term Loans may, at the election of the Borrower, be treated as a single Class with such outstanding Term Loans or such Incremental Term Loans or Refinancing Term Loans, and the scheduled amortization payments set forth in Section 2.06 with respect to any such Class of Term Loans may be increased to reflect scheduled amortization payments of such Extended/Modified Term Loans. All Extended/Modified Term Loans and all obligations in respect thereof shall constitute Secured Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed by the Loan Parties on a pari passu basis with the Term Loan Facility. The Lenders hereby irrevocably authorize the Agent to enter into any Extension/Modification Agreement and/or any amendment to this Agreement or any other Loan Document as may be necessary or appropriate, in the reasonable opinion of the Agent and the Borrower, to give effect to the provisions of this Section 2.18, including any amendments necessary to establish new Classes of Term Loans hereunder (including for purposes of prepayments and voting) or to reflect an increase in any existing Class of Term Loans and any technical amendments relating thereto, in each case, on terms consistent with this Section 2.18. The Agent agrees that its consent to any amendment to this Agreement or any other Loan Document as

-81- contemplated above, or to the form and substance of any Extension/Modification Agreement, will not be unreasonably withheld, delayed or conditioned. (d) In connection with any Extension/Modification, the Borrower shall provide the Agent at least five (5) Business Days’ (or such shorter period as may be agreed by the Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the Term Loan Facility hereunder after such Extension/Modification), if any, as may be established by, or acceptable to, the Agent, in each case acting reasonably to accomplish the purposes of this Section 2.18. (e) The provisions of this Section 2.18 shall supersede any provisions in Section 2.16 or 9.02 to the contrary. SECTION 2.19 Incremental Facilities. (a) The Borrower may, at any time, on one or more occasions pursuant to an Incremental Facility Agreement, (i) add one or more new Classes of term facilities (each, an “Incremental Term Facility” and the loans thereunder, “Incremental Term Loans”) and/or (ii) increase the principal amount of the Term Loans of any existing Class (any such increase, an “Incremental Increase” and, together with any Incremental Term Facility, collectively, the “Incremental Facilities”) in an aggregate outstanding principal amount not to exceed, when taken together with the Maximum Incremental Amount (as in effect at the time of the relevant determination); provided, that: (i) no Incremental Facility may be in an aggregate principal amount that is less than $25,000,000 (or, in each case, such lesser amount as shall be the remaining amount of the Maximum Incremental Amount or to which the Agent may reasonably agree); (ii) except as the Borrower and such Lender may separately agree, no Lender shall be obligated to provide any Incremental Commitment, and the determination to provide any Incremental Commitment shall be within the sole and absolute discretion of such Lender (it being agreed that the Borrower shall not be obligated to offer the opportunity to any Lender to participate in any Incremental Facility); (iii) no Incremental Facility or Incremental Loan (nor the creation, provision or implementation thereof) shall require the approval of any existing Lender, other than in its capacity, if any, as an Incremental Lender providing all or part of such Incremental Facility or Incremental Loan; (iv) in the case of an Incremental Increase of Term Loans of any existing Class, the terms of such Incremental Increase (other than (1) to the extent not affecting fungibility for Tax purposes, original issue discount, upfront fees and scheduled amortization and (2) any escrow provisions applicable thereto (including any mandatory prepayment thereof required if the conditions to the release from escrow are not satisfied) prior to the release of the proceeds of any Incremental Term Loans made thereunder from escrow) shall be the same as the terms of the Class of Term Loans subject to such Incremental Increase; (v) the pricing, fees, premiums, rate floors and other components of yield (and any “MFN” terms) applicable to any Incremental Term Facility shall be determined by the Borrower and the Incremental Lenders providing such Incremental Term Facility; provided that, in the case of any Incremental Term Loans denominated in US Dollars, the Effective Yield (determined on the date of the incurrence of such Incremental Term Loans) applicable to any such Incremental Term Loans in the form of broadly syndicated term loans (other than Customary Bridge Loans and Customary Term A Loans)

-82- which are incurred on or prior to the date that is six months after the Closing Date, may not be more than 1.00% higher than the Effective Yield (determined on such date but prior to any adjustment thereto pursuant to this clause (v)) applicable to the Initial Term Loans that will remain outstanding after giving effect to the incurrence of such Incremental Term Loans and the application of the proceeds thereof unless the Effective Yield (and/or, as provided in the proviso below, the Base Rate floor or Term SOFR floor) with respect to such Initial Term Loans is adjusted to be equal to the Effective Yield with respect to such Incremental Term Loans minus 1.00%; provided further that any increase in Effective Yield applicable to the Initial Term Loans due to the application or imposition of any “Term SOFR” interest rate floor on such Incremental Term Loans may, at the election of the Borrower, be effected through an increase in the Term SOFR floor (and the corresponding adjustment to the Base Rate floor) applicable to the Initial Term Loans; (vi) the Incremental Term Maturity Date with respect to any Incremental Term Facility (other than Customary Bridge Loans and Customary Term A Loans) shall be no earlier than the Latest Maturity Date in effect as of the date of effectiveness of such Incremental Term Facility; (vii) the Weighted Average Life to Maturity of any Incremental Term Loans (other than Customary Bridge Loans and Customary Term A Loans) shall be no shorter than the longest remaining Weighted Average Life to Maturity of any Term Loans then outstanding hereunder (without giving effect to any prepayment that would otherwise modify the Weighted Average Life to Maturity of such term facility); provided that, notwithstanding the foregoing, any Incremental Term Loans may have scheduled amortization in an aggregate annual amount not to exceed 1.0% per annum of the original aggregate principal amount of such Incremental Term Loans; (viii) (A) any Incremental Facility shall be pari passu or junior in right of payment and, if secured, pari passu or junior with respect to security with any then-existing Class of Loans and (B) no Incremental Facility may be (1) borrowed or guaranteed by any Person that is not a Loan Party, provided that the obligations of any Person with respect to any escrow or similar arrangement described in clause (2) shall be deemed not to constitute a Guarantee by such Person, or (2) if secured by any of the Collateral, secured by any assets other than the Collateral, provided that any Incremental Term Facility may be secured by the proceeds of such Incremental Term Facility, and any related deposit of cash or Permitted Investments to cover interest and premium with respect to such Incremental Term Facility, to the extent and only for so long as such proceeds and related deposit are subject to an escrow or similar arrangement to secure such Incremental Term Facility pending the application of the proceeds thereof; (ix) any Incremental Term Loans may participate in any mandatory prepayment under Section 2.09 on a pro rata basis (or on a less than pro rata basis, but, except with respect to any mandatory prepayment referred to in the parenthetical in the definition of “Debt Incurrence Prepayment Event”, not on a greater than pro rata basis) with any then-existing Class of Term Loans; (x) the proceeds of any Incremental Facility may be used by the Borrower and its Restricted Subsidiaries for working capital needs and other general corporate purposes, including to finance any Acquisition and other Investment permitted hereunder and to refinance Indebtedness; (xi) on the date of the borrowing of any Incremental Term Loans that will be of the same Class as any then-existing Class of Term Loans (or on the date of the release from escrow of the proceeds of any Incremental Term Loans that, upon the release of such proceeds, will be of the same Class as any then-existing Class of Term Loans), and notwithstanding anything to the contrary set forth herein, such Incremental Term Loans shall be added to (and constitute a part of, be of the same Type as and, if applicable, have the same Interest Period as) each Borrowing of outstanding Term Loans of such Class on a pro rata basis (based on the relative sizes of such Borrowings), so that each Incremental

-83- Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Term Loans of such Class; it being acknowledged that the application of this clause (a)(xi) may result in such Incremental Term Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding Term Benchmark Loans of the relevant Class and which end on the last day of such Interest Period; and (xii) subject to the foregoing terms of this Section 2.19(a), any Incremental Term Facility shall be on terms and pursuant to documentation to be determined by the Borrower and the Incremental Lenders providing such Incremental Term Facility; provided that the covenants and events of default applicable to such Incremental Term Facility shall not be, taken as a whole, materially more restrictive (but excluding any terms that (A) shall be then conformed (or added) to the Loan Documents for the benefit of all the Lenders under any then-existing Class of Term Loans pursuant to the applicable Incremental Facility Agreement; provided that if such Incremental Term Facility shall have the benefit of any financial covenant, such financial covenant shall be conformed (or added) to the Loan Documents for the benefit of all the Lenders of any then-existing Class of Term Loans, or (B) shall only be applicable to periods after the Latest Maturity Date in effect as of the date of effectiveness of such Incremental Term Facility) than those applicable to any then-existing Class of Term Loans, as reasonably determined by the Borrower. (b) Incremental Commitments may be provided by any existing Lender or by any other assignee permitted hereunder (each, an “Incremental Lender”). (c) No Incremental Facility Agreement or any Incremental Facility established thereunder shall become effective unless (i) subject to Section 1.08, on the date of effectiveness thereof and after giving pro forma effect to such Incremental Facility (and assuming that the full amount of such Incremental Facility is funded as Loans on such date) and all the related transactions, (A) at the time thereof, immediately after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom and (B) the representations and warranties of the Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representation or warranty under this Agreement or any other Loan Document already qualified as to materiality, in all respects), in each case on and as of such date (except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall have been true and correct in all material respects on and as of such prior date), provided that, notwithstanding the foregoing requirements of this clause (c) or anything to the contrary in Section 4.02, if any Incremental Facility is established to finance any Acquisition or a similar Investment that, in each case, is a Limited Condition Transaction or any related transaction (or to refinance any Indebtedness in connection therewith) and the Incremental Lenders providing such Incremental Facility so agree, the conditions to effectiveness of such Incremental Facility and to the funding of Incremental Term Loans thereunder set forth in this clause (c) and in Section 4.02 may be modified as agreed by the Borrower and such Incremental Lenders to limit such conditions to customary “SunGard” or “certain funds” conditionality, (ii) the Agent shall have received such customary opinions of counsel, customary secretary’s certificates and board resolutions, customary officer’s certificates, customary reaffirmation agreements, customary supplements and/or amendments to the Collateral Documents and other customary closing documents as shall reasonably be requested by the Agent in connection therewith, (iii) the Agent shall have received, from each Incremental Lender that is not then a Lender, an Administrative Questionnaire and such other documents as it shall reasonably request from such Incremental Lender and (iv) in the case of the making of any Incremental Term Loans under an Incremental Term Facility or an Incremental Increase with respect to any existing Class of Term Loans, the Agent shall have received a Borrowing Request (it being understood that such Borrowing Request shall not be required to contain any representation, warranty or certification).

-84- (d) Upon the effectiveness of any Incremental Loan of any Incremental Lender, such Incremental Lender shall be deemed to be a “Lender” (and a Lender in respect of Term Loans of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Term Loans of the applicable Class) hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Term Loans of the applicable Class) hereunder and under the other Loan Documents. (e) The Lenders hereby irrevocably authorize the Agent to enter into any Incremental Facility Agreement and/or any amendment to this Agreement or any other Loan Document as may be necessary or appropriate, in the reasonable opinion of the Agent and the Borrower, to give effect to the provisions of this Section 2.19, including any amendments necessary to establish new Classes of Term Loans hereunder (including for purposes of prepayments and voting) or to reflect an increase in any existing Class of Term Loans and any technical amendments relating thereto, in each case, on terms consistent with this Section 2.19. In the event any Incremental Term Loans have the same terms as any existing Class of Term Loans then outstanding or any Extended/Modified Term Loans or Refinancing Term Loans then substantially concurrently established (in each case, disregarding any differences in original issue discount or upfront fees if not affecting, and any differences in scheduled amortization payments that are required to preserve, the fungibility thereof), such Incremental Term Loans may, at the election of the Borrower, be treated as a single Class with such outstanding Term Loans or such Extended/Modified Term Loans or Refinancing Term Loans, and the scheduled amortization payments set forth in Section 2.06 with respect to any such Class of Term Loans may be increased to reflect scheduled amortization payments of such Incremental Term Loans. All Incremental Term Loans and all obligations in respect thereof shall constitute Secured Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed by the Loan Parties on a pari passu basis with all other Term Loans. (f) This Section 2.19 shall supersede any provision in Section 2.16 or 9.02 to the contrary. SECTION 2.20 Refinancing Term Loans. (a) Notwithstanding anything to the contrary in this Agreement, the Borrower may from time to time, by written notice to the Agent, request the establishment hereunder of one or more additional Classes of term loan commitments (the “Refinancing Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Term Lender”) will make term loans to the Borrower (the “Refinancing Term Loans”). (b) The terms and conditions of any Refinancing Commitments and the Refinancing Term Loans to be made thereunder shall be as determined by the Borrower and the applicable Refinancing Term Lenders and set forth in the applicable Refinancing Agreement; provided further that: (i) the maturity date of any Refinancing Term Loans may be no earlier than the maturity date of the Class of Term Loans being refinanced at the time of the effectiveness of the applicable Refinancing Term Loans; (ii) the Weighted Average Life to Maturity of any Refinancing Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Class of Term Loans being refinanced at the time of the effectiveness of the applicable Refinancing Term Loans, it being understood that, subject to this clause (ii), the scheduled amortization payments applicable to (and the effect thereon of any prepayments of) any Refinancing Term Loans shall be determined by the Borrower and the applicable Refinancing Term Lenders;

-85- (iii) any Refinancing Term Loans may participate in any mandatory prepayment under Section 2.09 on a pro rata basis (or on less than pro rata basis, but, except with respect to any mandatory prepayment referred to in the parenthetical in the definition of “Debt Incurrence Prepayment Event”, not on a greater than pro rata basis) with any then-existing Class of Term Loans; (iv) (A) any Refinancing Term Loan shall be pari passu in right of payment and with respect to security with any then-existing Class of Term Loans and (B) no Refinancing Term Loans may be (1) borrowed or guaranteed by any Person that is not a Loan Party or (2) secured by any assets other than the Collateral; and (v) the covenants, events of default, guarantees, collateral and other terms of which (other than interest rate, call protection and redemption premiums), taken as a whole, are not more restrictive to the Borrower and its Restricted Subsidiaries than those set forth in this Agreement, except for the terms referred to above and except as to (A) pricing, fees, premiums, rate floors and other components of yield (and any “MFN” terms), amortization, final maturity date, prepayments and participation in prepayments (which shall, subject to clauses (i), (ii) and (iii) above, be determined by the Borrower and any Lender that agrees to provide the applicable Refinancing Term Loan (or a portion thereof) and be set forth in the relevant Refinancing Agreement), (B) terms applicable to such Refinancing Term Loan that are more favorable to the applicable Refinancing Term Lenders than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of all the Lenders pursuant to the applicable Refinancing Agreement, (C) terms that are applicable only to periods after the Latest Maturity Date in effect as of the date of establishment or incurrence of such Refinancing Commitments or Refinancing Term Loans (determined after giving effect to any prepayments on such date) and/or (D) terms that reflect market terms and conditions (when taken as a whole) at the time of effectiveness of the applicable Refinancing Agreement (in each case, as reasonably determined by the Borrower); provided that if a Refinancing Term Facility shall have the benefit of any financial covenant, such financial covenant shall be conformed (or added) to the Loan Documents for the benefit of all the Lenders. (c) Refinancing Commitments and Refinancing Term Loans may be provided by any existing Lender or by any other assignee permitted hereunder. Except as the Borrower and such Lender may separately agree, no Lender shall be obligated to provide any Refinancing Commitment or Refinancing Term Loan, and the determination to provide any Refinancing Commitment or Refinancing Term Loan shall be within the sole and absolute discretion of such Lender (it being agreed that the Borrower shall not be obligated to offer the opportunity to any Lender to participate in any Refinancing Term Loan). (d) The Refinancing Commitments shall be effected pursuant to one or more Refinancing Agreements; provided that no Refinancing Commitments shall become effective unless (i) the Agent shall have received such customary opinions of counsel, customary secretary’s certificates and board resolutions, customary officer’s certificates, customary reaffirmation agreements, customary supplements and/or amendments to the Collateral Documents and other customary closing documents as shall reasonably be requested by the Agent in connection therewith, (ii) the Agent shall have received, from each Refinancing Term Lender that is not then a Lender, an Administrative Questionnaire and such other documents as it shall reasonably request from such Refinancing Term Lender, (iii) in the case of the making of any Refinancing Term Loans, the Agent shall have received a Borrowing Request (it being understood that such Borrowing Request shall not be required to contain any representation, warranty or certification), and (iv) in the case of any Refinancing Commitments, (A) substantially concurrently with the effectiveness thereof, the applicable Borrowers shall obtain Refinancing Term Loans thereunder and shall repay or prepay then outstanding Term Loans of any Class in an aggregate principal amount equal to the aggregate amount of such Refinancing Commitments (less the aggregate

-86- amount of accrued and unpaid interest with respect to such outstanding Term Loans, any original issue discount or upfront fees applicable to such Refinancing Term Loans and any reasonable fees, premium and expenses relating to such refinancing) and (B) any such prepayment of Term Loans of any Class shall be applied to reduce the remaining scheduled amortization payments to be made pursuant to Section 2.06 with respect to Term Loans of such Class on a pro rata basis (in accordance with the principal amounts of such scheduled amortization payments) and, in the case of a prepayment of Term Benchmark Loans, shall be subject to Section 2.14. No consent of any Lender or the Agent shall be required to effectuate any Refinancing Term Loan, other than the consent of each Lender agreeing to provide such Refinancing Term Loan (or a portion thereof). In the event any Refinancing Term Loans have the same terms as any existing Class of Term Loans then outstanding or any Incremental Term Loans or Extended/Modified Term Loans then substantially concurrently established (in each case, disregarding any differences in original issue discount or upfront fees if not affecting, and any differences in scheduled amortization payments that are required to preserve, the fungibility thereof), such Refinancing Term Loans may, at the election of the Borrower, be treated as a single Class with such outstanding Term Loans or such Incremental Term Loans or Extended/Modified Term Loans, and the scheduled amortization payments set forth in Section 2.06 with respect to any such Class of Term Loans may be increased to reflect scheduled amortization payments of such Refinancing Term Loans. All Refinancing Facilities and all Refinancing Term Loans and/or Refinancing Commitments, and related outstandings, and all obligations in respect thereof shall constitute Loan Document Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed by the Loan Parties on a pari passu basis with all other credit facilities. The Lenders hereby irrevocably authorize the Agent to enter into any Refinancing Agreement and/or any amendment to this Agreement or any other Loan Document as may be necessary or appropriate, in the reasonable opinion of the Agent and the Borrower, to give effect to the provisions of this Section 2.20, including any amendments necessary to establish new Classes of Loans and Commitments hereunder (including for purposes of prepayments and voting) or to reflect an increase in any existing Class of Loans and Commitments and any technical amendments relating thereto, in each case, on terms consistent with this Section 2.20. The Agent agrees that its consent to any amendment to this Agreement or any other Loan Document as contemplated above, or to the form and substance of any Refinancing Agreement, will not be unreasonably withheld, delayed or conditioned. (e) Upon the effectiveness of a Refinancing Commitment of any Refinancing Term Lender, such Refinancing Term Lender shall be deemed to be a “Lender” (and a Lender in respect of Term Loans of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Term Loans of the applicable Class) hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Term Loans of the applicable Class) hereunder and under the other Loan Documents. (f) This Section 2.20 shall supersede any provisions in Section 2.16 or 9.02 to the contrary. ARTICLE III REPRESENTATIONS AND WARRANTIES Each Loan Party represents and warrants to the Lenders that: SECTION 3.01 Organization; Powers. Except as would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, each of the Loan Parties and

-87- each of the Restricted Subsidiaries (a) is duly organized or incorporated and validly existing under the laws of the jurisdiction of its organization or incorporation, as the case may be, and (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and is qualified to do business in, and is in good standing (to the extent such concepts exist in the applicable jurisdictions) in every jurisdiction where such qualification is required. SECTION 3.02 Authorization; Enforceability. The Transactions are within each applicable Loan Party’s corporate powers and have been duly authorized by the reasonably necessary corporate and/or stockholder action of such Loan Party (or company or partnership or member or partner action, as the case may be). Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity. SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) for filings and registrations necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any of the Restricted Subsidiaries, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of the Restricted Subsidiaries or their respective assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of the Restricted Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of the Restricted Subsidiaries, except Liens created pursuant to the Loan Documents; except, in the case of each of clauses (a) through (d) above, to the extent that any such violation, default or right, or any failure to obtain such consent or approval or to take any such action, would not reasonably be expected to result in a Material Adverse Effect. SECTION 3.04 Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders the consolidated balance sheet and statements of earnings, shareholders’ equity and cash flows of the Borrower, (i) as of and for the fiscal years ended December 31, 2023 and 2024 each reported on by Deloitte & Touche LLP, an independent registered public accounting firm and (ii) as of and for the fiscal quarter ended June 30, 2025. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP. (b) No event, change or condition has occurred that has had, or would reasonably be expected to have, a Material Adverse Effect, since December 31, 2024. SECTION 3.05 Properties. (a) As of the Closing Date, Schedule 1.01 sets forth the address of each parcel of real property (or each set of parcels that collectively comprise one operating property) that is owned by each Loan Party with an aggregate fair market value (as determined by the Borrower in good faith) of $25,000,000 or more or that the Borrower has otherwise agreed shall initially be a Mortgaged Property. Schedule 3.05(a) identifies the principal place of business and chief executive office of each Loan Party as of the Closing Date.

-88- (b) The Borrower and each of the Restricted Subsidiaries that is a Material Subsidiary has good and insurable fee simple title to, or valid leasehold interests in, or easements or other limited property interests in, all its real properties (including all Mortgaged Properties) and has good and marketable title to its personal property and assets, in each case, except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Permitted Liens. (c) The Borrower and each of the Restricted Subsidiaries has complied with all obligations under all leases to which it is a party, except where the failure to comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and all such leases are in full force and effect, except leases in respect of which the failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Borrower and each of the Restricted Subsidiaries enjoys peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (d) As of the Closing Date, the Borrower has not received any notice of, or has any knowledge of, any pending or contemplated condemnation proceeding affecting any of the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation. (e) [Reserved]. (f) To the Borrower’s knowledge, each of the Borrower and the Restricted Subsidiaries owns or possesses, or is licensed to use, all patents, trademarks, service marks, trade names and copyrights and all licenses and rights with respect to the foregoing, necessary for the present conduct of its business, without any conflict with the rights of others, and free from any burdensome restrictions on the present conduct of its business, except where such failure to own, possess or hold pursuant to a license or such conflicts and restrictions would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or except as set forth on Schedule 3.05(f). SECTION 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any Governmental Authority pending against or, to the knowledge of the Borrower, threatened against the Loan Parties or any of their Restricted Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) on the Closing Date, that involve any Loan Documents or the Transactions. (b) Except for matters that, individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect: (i) no Loan Party nor any of its Restricted Subsidiaries or their respective operations or facilities has received notice of any claim with respect to any Environmental Liability; (ii) no Loan Party nor any of its Restricted Subsidiaries (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or (B) is subject to any Environmental Liability or knows of any basis for any Environmental Liability of any Loan Party or any subsidiary; and (iii) no lien, charge, encumbrance or restriction has been recorded pursuant to any Environmental Law with

-89- respect to any assets, facility or property owned, operated or leased by the Borrower or any of its Restricted Subsidiaries. SECTION 3.07 Compliance with Laws and Agreements; Licenses and Permits. (a) Each Loan Party and each Restricted Subsidiary is in compliance with all Requirements of Law applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (b) Each Loan Party and the Restricted Subsidiaries have obtained and hold in full force and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of their businesses as presently conducted and as proposed to be conducted, except where the failure to have so obtained or hold or to be in force, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Loan Party or any of the Restricted Subsidiaries is in violation of the terms of any such franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval, except where any such violation, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. SECTION 3.08 Investment Company Status. No Loan Party is an “investment company” as defined in, or is required to be registered under, the Investment Company Act of 1940. SECTION 3.09 Taxes. The Loan Parties and the Subsidiaries have timely filed or caused to be filed all Tax returns and reports required to have been filed and have paid or caused to be paid all Taxes required to have been paid by them (whether or not shown on a tax return), except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. All amounts have been withheld by each of the Loan Parties and the Subsidiaries from their respective employees for all periods in compliance with the tax, social security and unemployment withholding provisions of the applicable law and such withholdings have been timely paid to the respective Governmental Authorities, except to the extent that the failure to withhold and pay would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. SECTION 3.10 [Reserved]. SECTION 3.11 [Reserved]. SECTION 3.12 ERISA. (a) No ERISA Event has occurred and is continuing or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. Neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, except as would not reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, the present value of all accumulated benefit obligations under all Plans (based on the assumptions used for purposes of Accounting Standards Codification No. 715) did not, as of the date of the most recent financial

-90- statements reflecting such amounts, exceed the fair market value of the assets of such Plans, in the aggregate. (b) The Borrower represents and warrants as of the Closing Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Term Loans. SECTION 3.13 Disclosure. (a) All written information (other than the Projections, the pro forma financial statements and estimates and information of a general economic nature) concerning the Borrower and its subsidiaries, the Transactions and any other transactions contemplated hereby included in the Lender Presentation dated September 18, 2025 or otherwise prepared by or on behalf of the foregoing or their representatives and made available to the Lenders or the Agent in writing in connection with the Transactions or the transactions contemplated by any Loan Document (the “Information”), when taken as a whole and as updated from time to time, as of the date such Information was furnished to the Agent or such Lenders, as the case may be, did not contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made. (b) The Projections and information of a general economic nature prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Agent in writing in connection with the Transactions or the transactions contemplated by any Loan Document (the “Other Information”) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof (it being understood that actual results may vary materially from the Other Information). SECTION 3.14 Reserved. SECTION 3.15 Solvency. (a) Immediately after the consummation of the Transactions on the Closing Date, (i) the fair value of the assets of the Borrower and its Restricted Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Restricted Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Borrower and its Restricted Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Restricted Subsidiaries on a consolidated basis, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Restricted Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Restricted Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date. (b) The Borrower and its Restricted Subsidiaries do not intend to incur debts beyond their ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by the Borrower and its Restricted Subsidiaries and the timing and amounts of cash to be payable by the Borrower and its Restricted Subsidiaries on or in respect of their Indebtedness.

-91- SECTION 3.16 Insurance. As of the Closing Date, all commercial insurance maintained by or on behalf of the Loan Parties and the Restricted Subsidiaries is in full force and effect and all premiums in respect of such insurance have been duly paid, except where the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Borrower believes that the insurance maintained by or on behalf of the Borrower and its Restricted Subsidiaries is adequate and is in accordance with normal industry practice. SECTION 3.17 Capitalization and Subsidiaries. As of the Closing Date, Schedule 3.17 sets forth a correct and complete list of the name and relationship to the Borrower of each and all of the Borrower’s Subsidiaries. All of the issued and outstanding Equity Interests of the Restricted Subsidiaries owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non- assessable free and clear of all Liens (other than Permitted Liens). SECTION 3.18 Security Interest in Collateral. The provisions of the Collateral Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the benefit of the Secured Parties; and upon the proper filing of UCC financing statements required pursuant to Section 4.01(i) and any Mortgages with respect to Mortgaged Properties and with regard to Collateral that is perfected by control, upon delivery of possession or control, which shall be delivered to the extent required by the Collateral Documents, such Liens constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except Permitted Liens, but only to the extent that such Liens are required to be perfected by the terms of the Loan Documents (including as described in Section 5.11(c)). SECTION 3.19 Labor Disputes. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, there are no strikes, lockouts or slowdowns against any Loan Party currently occurring or, to the actual knowledge of the Borrower, threatened. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the hours worked by and payments made to employees of the Borrower or any of the Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. Except (i) as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or (ii) as set forth on Schedule 3.19, the consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any of the Restricted Subsidiaries (or any predecessor) is a party or by which the Borrower or any of the Restricted Subsidiaries (or any predecessor) is bound. SECTION 3.20 Federal Reserve Regulations. (a) [Reserved]. (b) None of the Borrower and the Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. (c) No part of the proceeds of any Term Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of Regulation T, U or X.

-92- SECTION 3.21 Anti-Corruption and Sanctions Laws. The Borrower and each of its Subsidiaries have implemented and maintain in effect policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees while acting on behalf of the Borrower or its Subsidiaries with applicable Anti-Corruption Laws and applicable Sanctions. The Borrower, its Subsidiaries and, to the knowledge of the Borrower, their respective directors, officers and employees, are in compliance with applicable (i) Anti-Corruption Laws in all material respects and (ii) Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any such Person being designated as a Sanctioned Person. None of (a) the Borrower, any Subsidiary or any officer or director of Borrower or any Subsidiary or (b) to the knowledge of the Borrower, any employee or agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facilities established hereby, is a Sanctioned Person. ARTICLE IV CONDITIONS SECTION 4.01 Conditions Precedent to Effectiveness. This Agreement shall become effective on and as of the date on which all of the following conditions precedent shall have been satisfied: (a) Credit Agreement and Loan Documents. The Agent shall have received from each other party hereto either (i) a counterpart of this Agreement signed on behalf of such party or written evidence satisfactory to the Agent that such party has signed a counterpart of this Agreement, and (ii) any Term Loan Notes requested by a Lender pursuant to Section 2.07 prior to the Closing Date. (b) Legal Opinions. The Agent shall have received, on behalf of itself and the Lenders on the Closing Date, a favorable written opinion of (i) Goodwin Procter LLP, counsel for the Loan Parties and (ii) Taft Stettinius & Hollister LLP, local Wisconsin counsel for certain of the Loan Parties, in each case (A) dated the Closing Date, (B) addressed to the Agent and the Lenders as of the Closing Date and (C) in form and substance reasonably satisfactory to the Agent and covering such customary matters under the laws of the respective jurisdiction in which such counsel is admitted to practice relating to the Loan Documents and the Transactions, as the Agent shall reasonably request. (c) Financial Statements and Projections. The Lenders shall have received the financial statements referred to in Sections 3.04(a) and (b). (d) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Agent shall have received (i) a certificate of each Loan Party, dated the Closing Date and executed by its Secretary, Assistant Secretary or director, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the other officers of such Loan Party authorized to sign the Loan Documents to which it is a party, (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each such Loan Party (and in the case of any such Loan Party, certified by the relevant authority of the jurisdiction of organization of such Loan Party), and a true and correct copy of its by-laws, memorandum and articles of incorporation or operating, management, partnership or equivalent agreement to the extent applicable, and (ii) a good standing certificate for each Loan Party (other than Safety-Kleen

-93- Envirosystems Company) from its jurisdiction of organization to the extent such concept exists in such jurisdiction and (D) either (1) attach copies of all consents, licenses and approvals required in connection with the consummation by such Loan Party of the Transactions and certify that such consents, licenses and approvals are in full force and effect, or (2) state that no such consents, licenses or approvals are so required. (e) Fees. The Lenders and the Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented by three (3) Business Days prior to the Closing Date (including the reasonable documented fees and expenses of legal counsel), on or before the Closing Date. (f) Lien and Judgment Searches. The Agent shall have received the results of recent lien and judgment searches in each of the jurisdictions reasonably requested by it. (g) Solvency. The Agent shall have received a customary certificate from the chief financial officer of the Borrower certifying that the Borrower and its Restricted Subsidiaries, on a consolidated basis after giving effect to the Transactions to occur on the Closing Date, are solvent (within the meaning of Section 3.15). (h) [Reserved]. (i) Filings, Registrations and Recordings; Insurance. The Agent shall have received (i) each document (including any UCC financing statement) reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral and (ii) evidence satisfactory to the Agent in its sole discretion that all property and liability insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect. (j) Refinancing Transactions. The Agent shall be reasonably satisfied with the arrangements to consummate the Refinancing Transactions. (k) PATRIOT Act. The Agent shall have received all documentation and other information reasonably requested by it at least ten (10) Business Days prior to the Closing Date that is required to be obtained or maintained by it by regulatory authorities under applicable “know your customer” and anti-money laundering or terrorist financing rules and regulations, including the USA PATRIOT Act. (l) No Litigation. No action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality could, in the judgment of the Agent, reasonably be expected to have a Material Adverse Effect on the business, assets, properties, liabilities, operations, condition or prospects of the Borrower or its Subsidiaries, or could impair any Loan Party’s ability to perform any of its obligations under the Loan Documents, or could reasonably be expected to materially and adversely affect the Transactions. (m) Closing Certificate. The Agent shall have received a certificate dated the Closing Date and signed by a Responsible Officer of the Borrower certifying that each of the conditions set forth in Section 4.02(b) have been satisfied.

-94- SECTION 4.02 Conditions Precedent to Each Term Loan. The obligation of each Lender on any date to make any Term Loan is subject to the satisfaction of each of the following conditions precedent: (a) Request for Borrowing. The Agent shall have received a duly executed Borrowing Request. (b) Representations and Warranties; No Defaults. Subject to Section 1.08, on the date of such Term Loan, both immediately before and immediately after giving effect thereto and to the application of the proceeds thereof: (i) the representations and warranties set forth in Article III and in the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects after giving effect to any such qualification as to materiality or “Material Adverse Effect”; and (ii) no Default shall have occurred and be continuing. Subject to Section 1.08, the acceptance by the Borrower of the proceeds of each Term Loan requested in any Borrowing Request shall be deemed to constitute a representation and warranty by the Borrower as to the matters specified in clause (b) above on the date of the making of such Term Loan (except that no opinion need be expressed as to the Agent’s or the Required Lenders’ satisfaction with any document, instrument or other matter). ARTICLE V AFFIRMATIVE COVENANTS Until the Discharge of Obligations, each Loan Party covenants and agrees, jointly and severally with all of the Loan Parties, with the Lenders that: SECTION 5.01 Financial Statements and Other Information. The Borrower will furnish to the Agent (which will promptly furnish such information to the Lenders in accordance with its customary practice): (a) within ninety (90) days after the end of each fiscal year of the Borrower (or such longer period permitted pursuant to the rules and regulations promulgated by the SEC if the Borrower (or its Parent Entity) is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act), commencing with the fiscal year ending December 31, 2025, its audited consolidated balance sheet and related statements of earnings, shareholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing and reasonably acceptable to the Agent (without a “going concern” or like qualification or exception or exception as to the scope of such audit (other than a “going concern” qualification attributable solely to upcoming maturity under this Agreement)) to the effect that such consolidated financial statements present

-95- fairly, in all material respects, the financial position and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP; (b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or such longer period permitted pursuant to the rules and regulations promulgated by the SEC if the Borrower (or its Parent Entity) is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act), commencing with the fiscal quarter ending September 30, 2025, its consolidated balance sheet and related statements of earnings and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly, in all material respects, the financial position and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments; (c) concurrently with any delivery of financial statements under clause (a) or (b) above commencing with the financial statements for the fiscal quarter ending September 30, 2025, a Compliance Certificate signed by a Financial Officer of the Borrower in substantially the form of Exhibit C (i) certifying that no Event of Default has occurred and is continuing or, if an Event of Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth, in the case of the financial statements delivered under clause (a), commencing with the fiscal year ending on December 31, 2026, the Borrower’s calculation of Excess Cash Flow for the Excess Cash Flow Period ending on the last day of such fiscal year; (d) concurrently with any delivery of consolidated financial statements under clause (a) or (b) above, the related unaudited consolidating financial information reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements; (e) within 90 days following the end of each fiscal year, commencing with the fiscal year ending December 31, 2025, a forecasted budget in reasonable detail of the Borrower and the Restricted Subsidiaries for such fiscal year; (f) [reserved]; (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials publicly filed by the Borrower or any Restricted Subsidiary with the SEC, or with any other securities exchange, or, distributed by the Borrower to its shareholders generally, as the case may be; (h) promptly following the Agent’s request therefor, all documentation and other information that the Agent reasonably requests on its behalf or on behalf of any Lender in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering or terrorist financing rules and regulations, including the USA PATRIOT Act; and (i) as promptly as reasonably practicable from time to time following the Agent’s request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Restricted Subsidiary, or compliance with the terms of any Loan Document, as the Agent may reasonably request (on behalf of itself or any Lender);

-96- provided that neither the Borrower nor any Restricted Subsidiary shall be required to disclose or provide any information (x) that constitutes non-financial trade secrets or non-financial proprietary information of the Borrower or any of its Subsidiaries, (B) in respect of which disclosure to the Agent or any Lender is prohibited by applicable law, (C) the disclosure of which would waive attorney-client or similar privilege or that constitutes attorney work product or (D) in respect of which the Borrower or any of its Subsidiaries owes confidentiality obligations to any third party (provided that such confidentiality obligations were not entered into in contemplation of the requirements of this Section 5.01(i)). Notwithstanding the foregoing, the obligations in clauses (a) and (b) of this Section 5.01 may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing the Borrower’s (or any direct or indirect parent thereof), Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, (i) to the extent such information relates to a Parent Entity, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such Parent Entity, on the one hand, and the information relating to the Borrower and its Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under clause (a) of this Section 5.01, such materials are accompanied by a report and opinion of Deloitte & Touche LLP or other independent public accountants of recognized national standing and reasonably acceptable to the Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than a “going concern” attributable solely to an upcoming maturity under this Agreement). The Borrower represents and warrants that it, its controlling Person and any Subsidiary, in each case, if any, either (i) has no registered or publicly traded securities outstanding, or (ii) files its financial statements (or those of its controlling Person together with consolidating information with respect to the Borrower) with the SEC and/or makes its financial statements (or those of its controlling Person together with consolidating information with respect to the Borrower) available to potential holders of its Rule 144A Securities, and, accordingly, the Borrower hereby (i) authorizes the Agent to make the financial statements to be provided under Section 5.01(a) and (b) above, along with the Loan Documents, available to Public-Siders and (ii) agrees that at the time such financial statements are provided hereunder, they shall already have been made available to holders of its securities. The Borrower will not request that any other material be posted to Public-Siders without expressly representing and warranting to the Agent in writing that such materials do not constitute material non- public information within the meaning of the federal securities laws or that the Borrower and each of its controlling Persons has no outstanding publicly traded securities, including Rule 144A Securities. Notwithstanding anything herein to the contrary, in no event shall the Borrower request that the Agent make available to Public-Siders budgets or any certificates, reports or calculations with respect to the Borrower’s compliance with the covenants contained herein. Documents required to be delivered pursuant to clause (a), (b) or (d) of this Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01; (ii) on which such documents are posted on the Borrower’s behalf on a Platform to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); or (iii) on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System; provided that the Borrower shall notify (which may be by facsimile or electronic mail) the Agent of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents.

-97- SECTION 5.02 Notices of Material Events. The Borrower will furnish to the Agent written notice of the following promptly (and in any event not sooner that the filing deadline applicable to a comparable report on form 8-K) after any Responsible Officer of the Borrower obtains knowledge thereof: (a) the occurrence of any Event of Default or Default; (b) the filing or commencement of any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against the Borrower or any of the Restricted Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect; (c) the occurrence of any ERISA Event that, together with all other ERISA Events that have occurred and are continuing, would reasonably be expected to have a Material Adverse Effect; and (d) the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect. Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth in reasonable detail the event or development requiring such notice and any action taken or proposed to be taken with respect thereto as of the date of such notice. SECTION 5.03 Existence; Conduct of Business. Each Loan Party that is a Material Subsidiary will, and will cause each Restricted Subsidiary that is a Material Subsidiary to, do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits (except as such would otherwise reasonably expire, be abandoned or permitted to lapse in the ordinary course of business), necessary in the normal conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except (i) other than with respect to the Borrower’s existence, to the extent such failure to do so would not reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 6.03. SECTION 5.04 Payment of Taxes. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to make such payments, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. SECTION 5.05 Maintenance of Properties. Each Loan Party will, and will cause each Restricted Subsidiary to, (a) at all times maintain and preserve all material property necessary to the normal conduct of its business in good repair, working order and condition, ordinary wear and tear excepted and casualty or condemnation excepted and (b) make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto as necessary in accordance with prudent industry practice in order that the business carried on in connection therewith, if any, may be properly conducted at all times, except, in each case under clauses (a) and (b), where the failure to do

-98- so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. SECTION 5.06 Books and Records; Inspection Rights. The Borrower shall, and shall cause its Restricted Subsidiaries that are Material Subsidiaries, to permit representatives and independent contractors of the Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower (it being understood that, in the case of any such meetings or advice from such independent accountants, the Borrower shall be deemed to have satisfied its obligations under this Section 5.06 to the extent that it has used commercially reasonable efforts to cause its independent accountants to participate in any such meeting); provided that, excluding any such visits, meetings and inspections during the continuation of an Event of Default, only the Agent on behalf of the Lenders may exercise rights of the Agent and the Lenders under this Section 5.06 and the Agent shall not exercise such rights more often than one (1) time during any calendar year absent the existence of an Event of Default; provided, further, that when an Event of Default exists, the Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding the foregoing, neither the Borrower nor any Restricted Subsidiary shall be required to disclose or provide any information (A) that constitutes non-financial trade secrets or non- financial proprietary information of the Borrower or any of its Subsidiaries, (B) in respect of which disclosure to the Agent or any Lender is prohibited by applicable law, (C) the disclosure of which would waive attorney-client or similar privilege or that constitutes attorney work product or (D) in respect of which the Borrower or any of its Subsidiaries owes confidentiality obligations to any third party (provided that such confidentiality obligations were not entered into in contemplation of the requirements of this Section 5.06. SECTION 5.07 Maintenance of Ratings. The Borrower shall use commercially reasonable efforts to cause the credit facilities provided for herein to be continuously rated by S&P and Moody’s and to maintain a corporate family rating of the Borrower from each of S&P and Moody’s. SECTION 5.08 Compliance with Laws. Each Loan Party will, and will cause each Subsidiary to, comply in all material respects with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. SECTION 5.09 Use of Proceeds. (a) The proceeds of the Term Loans incurred under this Agreement on the Closing Date will be used only for the purposes specified in the recitals to this Agreement. No part of the proceeds of any Term Loan or other extension of credit hereunder will be used, whether directly or indirectly, for any purpose that would entail a violation of Regulation T, U or X. (b) The Borrower will not, and will not permit any of its Subsidiaries to, request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its respective directors, officers, employees and agents of the Borrower and its Subsidiaries shall not use, the proceeds of any Borrowing for the purpose of (i) offering, paying, promising to pay or authorizing of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-

-99- Corruption Law, (ii) funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.10 Insurance. (a) The Borrower and each Loan Party that is a Material Subsidiary will, and will cause each Restricted Subsidiary that is a Material Subsidiary to, maintain, with financially sound and reputable insurance companies (i) insurance in such amounts and against such risks, as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations (after giving effect to any self-insurance reasonable and customary for similarly situated companies) and (ii) all insurance required pursuant to the Collateral Documents (and shall use commercially reasonable efforts to cause the Agent to be listed as a loss payee on property and casualty policies covering loss or damage to Collateral and as an additional insured on commercial general liability policies). The Borrower will furnish to the Agent, upon request, information in reasonable detail as to the insurance so maintained. (b) With respect to each Mortgaged Property, if at any time the area in which any improvements are located on any Mortgaged Property is designated a special flood hazard area in any flood insurance rate map published by FEMA (or any successor agency), (i) maintain flood insurance in such total amount as the Agent may from time to time reasonably require and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and which shall otherwise be in form and substance reasonably satisfactory to the Agent and comply with the Flood Insurance Laws and (ii) deliver to the Agent evidence of such compliance in form and substance reasonably acceptable to the Agent including, without limitation, evidence of annual renewals of such insurance. SECTION 5.11 Additional Collateral; Further Assurances; Negative Pledge. (a) The Borrower shall cause (i) each of its Domestic Subsidiaries (other than any Excluded Subsidiary) which becomes a Domestic Subsidiary after the Closing Date and (ii) any such Domestic Subsidiary that was an Excluded Subsidiary but, as of the end of the most recently ended fiscal quarter of the Borrower has ceased to qualify as an Excluded Subsidiary, to become a Loan Party as promptly thereafter as reasonably practicable (and in any event within 60 days of the date such Subsidiary becomes a Domestic Subsidiary or ceases to be an Excluded Subsidiary, or, in the case of any Domestic Subsidiary that is not or ceases to be an Excluded Subsidiary solely by operation of the last sentence of the definition of “Excluded Subsidiary”, no later than the later of (A) the date of delivery of the Compliance Certificate for the fiscal quarter ending after such sentence becomes applicable to such Subsidiary, and (B) 90 days of the date such sentence becomes applicable to such Subsidiary (or, in each case, such longer time period as may be reasonably agreed to by the Agent)) by executing a Joinder Agreement in substantially the form set forth as Exhibit D hereto (the “Joinder Agreement”). Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will simultaneously therewith or as soon as practicable thereafter (and in any event within 60 days of the date such Subsidiary becomes a Domestic Subsidiary or ceases to be an Excluded Subsidiary, or, in the case of any Domestic Subsidiary that is not or ceases to be an Excluded Subsidiary solely by operation of the last sentence of the definition of “Excluded Subsidiary”, no later than the later of (A) the date of delivery of the Compliance Certificate for the fiscal quarter ending after such sentence becomes applicable to such Subsidiary, and (B) 90 days of the date such sentence becomes applicable to such Subsidiary (or, in each case, such longer time period as may be reasonably agreed to by the Agent)) grant Liens to the Agent, for the benefit of the Agent and the other

-100- Secured Parties to the extent required by the terms of the Collateral Documents, in any property (subject to the limitations with respect to Equity Interests set forth in clause (b) of this Section 5.11 and the Security Agreement, the limitations with respect to real property set forth in clause (f) of this Section 5.11 and any other limitations set forth in the Security Agreement) of such Loan Party (other than Excluded Property), on such terms as may be required pursuant to the terms of the Collateral Documents or otherwise constitute Excluded Property. (b) The Borrower and each Domestic Subsidiary that is a Loan Party will cause (i) 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries, other than (x) any FSHCO or (y) any CFC and (ii) (A) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and (B) 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956- 2(c)(2)) in each case of subclause (b)(ii)(A) and (b)(ii)(B) above, of each CFC and FSHCO owned directly by the Borrower or any Subsidiary Guarantor to be subject at all times to a first priority perfected Lien in favor of the Agent pursuant to the terms and conditions of the Loan Documents or other security documents as the Agent shall reasonably request; provided, however, that (1) this clause (b) shall not require any Loan Party to grant a security interest in the Equity Interests of any Unrestricted Subsidiary and (2) no pledge of any Equity Interests shall be required to the extent such Equity Interests are excluded from the Collateral pursuant to the terms of the Security Agreement. (c) Without limiting the foregoing, the Borrower shall, and shall cause each Loan Party to, execute and deliver, or cause to be executed and delivered, to the Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents and such other actions or deliveries of the type required by Article IV, as applicable), which are required by law and which the Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents (subject to the limitations with respect to Equity Interests set forth in clause (b) of this Section 5.11, the limitations with respect to real property set forth in clause (f) of this Section 5.11 and any other limitations set forth in the Security Agreement), all at the expense of the Loan Parties. (d) Subject to the limitations set forth or referred to in this Section 5.11 and in the Security Agreement, if any material assets (including any real property or improvements thereto or any interest therein) are acquired by the Borrower or any Subsidiary that is a Loan Party after the Closing Date (other than (i) Excluded Property and (ii) assets constituting Collateral under the Security Agreement that become subject to the Lien in favor of the Agent upon acquisition thereof), the Borrower will notify the Agent and the Lenders thereof (but not more frequently than with the delivery of a Compliance Certificate under Section 5.01(c)), and the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Loan Parties that are Subsidiaries to take, such actions (including, with respect to real property, the deliverables listed on Schedule 5.12) as shall be necessary or reasonably requested in writing by the Agent to grant and perfect such Liens (in each case, to the extent required under clauses (a), (b) and (c) of this Section 5.11 above, clause (f) of this Section 5.11 below, Section 5.12 and by the Security Agreement), including actions described in clause (c) of this Section 5.11, all at the reasonable expense of the Loan Parties. (e) [Reserved]. (f) Notwithstanding anything to the contrary in this Section 5.11, real property required to be mortgaged under this Section 5.11 shall be limited to each real property located in the United States of America owned in fee by a Loan Party having a fair market value at the time of the

-101- acquisition thereof of $25,000,000 or more and that does not otherwise constitute an Excluded Property (as defined in the Security Agreement) (and provided that the cost of perfecting such Lien is not unreasonable in relation to the benefits to the Lenders of the security afforded thereby in the Agent’s reasonable judgment after consultation with the Borrower). (g) Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (i) the foregoing provisions of this Section 5.11 (or other provision of the Loan Documents) shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets of the Loan Parties, or the provision of guarantees by any Restricted Subsidiary, if, and for so long as and to the extent that the Agent and the Borrower reasonably agree in writing that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, or providing such guarantees (taking into account any material adverse Tax consequences to the Borrower and its Subsidiaries (including the imposition of withholding or other material Taxes)), shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (ii) no perfection actions shall be required with respect to vehicles and other assets subject to certificates of title (other than the filing of UCC financing statements), (iii) no perfection actions shall be required with respect to any commercial tort claim with a value less than $25,000,000 and no perfection actions shall be required with respect to promissory notes evidencing any debt for borrowed money in a principal amount of less than $25,000,000 (other than the filing of UCC financing statements), (iv) no actions in any non-U.S. jurisdiction, or required by the laws of any non-U.S. jurisdiction, shall be required to be taken to create any security interests in assets located or titled outside of the United States (including any Equity Interests of Foreign Subsidiaries and any foreign intellectual property) or to perfect or make enforceable any security interests in any such assets (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction) and (v) in no event shall the Collateral include any Excluded Property. The Agent may grant extensions of time or waivers for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets or the provision of any guarantee by any Subsidiary where it reasonably determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the other Loan Documents. SECTION 5.12 Post-Closing Requirements. Except as otherwise agreed by the Agent in its sole discretion, the Borrower shall, and shall cause each of the other Loan Parties to, deliver each of the documents, instruments and agreements and take each of the actions set forth on Schedule 5.12, if any, within the time periods set forth therein (or such longer time periods as determined by the Agent in its sole discretion). SECTION 5.13 Compliance with Environmental Laws. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, comply, and take reasonable steps to cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, response or other corrective action necessary to address all Hazardous Materials at, on, under or emanating from any properties currently or formerly owned, leased or operated by it as required by any applicable Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any of the obligations above to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP, or where the failure to undertake such obligation would not reasonably be expected to result in a Material Adverse Effect.

-102- SECTION 5.14 Designation of Subsidiaries. The Borrower may, at any time after the Closing Date, designate any Subsidiary as an Unrestricted Subsidiary or redesignate any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) at the time of, immediately after giving effect to such designation or redesignation (including after giving effect to the reclassification of Investments in, Indebtedness of and Liens on the assets of, the applicable Restricted Subsidiary or Unrestricted Subsidiary), no Event of Default shall have occurred and be continuing or would result therefrom, (b) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” (or similar term) under any other Material Indebtedness and (c) no Unrestricted Subsidiary may own (or hold or control by exclusive license) any intellectual property that is material to the operation of the business of the Borrower and its Restricted Subsidiaries, taken as a whole, and neither the Borrower nor any of its Restricted Subsidiaries may assign or otherwise transfer to any Unrestricted Subsidiary any such intellectual property. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time. ARTICLE VI NEGATIVE COVENANTS Until the Discharge of Obligations, the Loan Parties covenant and agree, jointly and severally, with the Lenders that: SECTION 6.01 Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock. (a) The Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume, or otherwise become directly or indirectly liable, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”), with respect to any Indebtedness (including Acquired Indebtedness), and the Borrower will not issue any shares of Disqualified Stock and will not permit any Restricted Subsidiary to issue any shares of Disqualified Stock or Preferred Stock; provided that the Borrower may incur Indebtedness (including Acquired Indebtedness) or issue shares of Disqualified Stock, and any Restricted Subsidiary may incur Indebtedness (including Acquired Indebtedness), issue shares of Disqualified Stock or issue shares of Preferred Stock, if either the Borrower’s (i) Interest Coverage Ratio for the Borrower’s most recently ended Test Period would have been at least 2.00 to 1.00, or (ii) the Consolidated Leverage Ratio for the Borrower’s most recently ended Test Period would have been at least 4.50 to 1.00, in each case determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock or Preferred Stock had been issued, as the case may be, and the application of the proceeds therefrom had occurred at the beginning of such Test Period; provided, further, that any incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock by any Restricted Subsidiary that is not a Subsidiary Guarantor (other than an Immaterial Subsidiary) pursuant to this clause (a) shall not exceed the greater of (A) $565,000,000 and (B) 50% of EBITDA of the Borrower for the most recently ended Test Period as of the time any such Indebtedness is incurred. (b) The limitations set forth in clause (a) of this Section 6.01 shall not apply to any of the following items: (i) Indebtedness under any Receivables Facility; provided that any Indebtedness incurred in reliance on this subclause (i) shall reduce (for so long as, and to the extent that, the Indebtedness referred to in this subclause (i) remains outstanding) dollar-for-dollar the aggregate amount of Indebtedness permitted to be incurred in reliance on clause (y) of Section 6.01(b)(iii);

-103- (ii) Indebtedness of the Borrower and any of its Restricted Subsidiaries under the Loan Documents; (iii) Indebtedness under the ABL Credit Agreement, when aggregated with the then outstanding amount of Indebtedness under subclause 6.01(b)(xv) incurred to refinance Indebtedness permitted by this subclause (iii), in an amount not to exceed the greater of (x) $1.0 billion and (y) the Borrowing Base (as defined in the ABL Credit Agreement as in effect on the date hereof); provided that (1) the aggregate principal amount of Indebtedness permitted to be incurred in reliance on this subclause (iii)(y) shall be reduced dollar-for-dollar by the amount of Indebtedness then outstanding under Section 6.01(b)(i) and (2) no Domestic Subsidiary other than a Loan Party shall at any time be an obligor under such Indebtedness; (iv) Indebtedness arising under the Existing Senior Notes in an aggregate principal amount, when aggregated with the then outstanding amount of Indebtedness under subclause (b)(xv) incurred to refinance Indebtedness permitted by this subclause (b)(iv), not to exceed $1,645,000,000; provided that, in each case, no Person other than a Loan Party shall at any time be an obligor under such Indebtedness; (v) Indebtedness (other than Indebtedness under the ABL Credit Agreement and the Existing Senior Notes) existing on the Closing Date; provided that any Indebtedness which is in excess of (x) $5,000,000 individually or (y) $25,000,000 in the aggregate (when taken together with all other Indebtedness required to be scheduled under subclause (b)(v)) shall only be permitted under this subclause (b)(v) to the extent such Indebtedness is set forth on Schedule 6.01; (vi) Indebtedness (including Capitalized Lease Obligations), Disqualified Stock and Preferred Stock incurred by the Borrower or any of the Restricted Subsidiaries to finance the development, construction, purchase, lease (other than the lease, pursuant to Sale and Lease-Back Transactions, of property (real or personal), equipment or other fixed or capital assets owned by the Borrower or any Restricted Subsidiary as of the Closing Date or acquired by the Borrower or any Restricted Subsidiary after the Closing Date in exchange for, or with the proceeds of the sale of, such assets owned by the Borrower or any Restricted Subsidiary as of the Closing Date), repairs, additions or improvement of property (real or personal), equipment or other fixed or capital assets; provided that at the time of incurrence of such Indebtedness or issuance of such Disqualified Stock or Preferred Stock, the aggregate amount of all outstanding Indebtedness, Disqualified Stock and Preferred Stock permitted by this subclause (b)(vi), when aggregated with the then outstanding amount of Indebtedness under subclause (b)(xv) below incurred to refinance Indebtedness permitted by this subclause (b)(vi), in an amount not to exceed the greater of (A) $565,000,000 and (B) 50% of EBITDA of the Borrower for the most recently ended Test Period as of the time any such Indebtedness is incurred; (vii) Indebtedness incurred by the Borrower or any Restricted Subsidiary constituting reimbursement obligations with respect to letters of credit or surety bonds issued in the ordinary course of business, including letters of credit in respect of workers’ compensation claims, or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims; provided that, upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within thirty (30) days following such drawing or incurrence; (viii) Indebtedness consisting of any purchase price adjustment, earnout or deferred payment of a similar nature incurred in connection with any Investment by the Borrower or any Restricted Subsidiary, or of any indemnification, reimbursement or similar obligation arising in connection with any Investment by the Borrower or any Restricted Subsidiary not prohibited hereunder;

-104- (ix) Indebtedness of the Borrower owing to a Restricted Subsidiary; provided that any such Indebtedness owing to a Restricted Subsidiary that is not a Subsidiary Guarantor is unsecured and subordinated in right of payment to the Obligations; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Borrower or another Restricted Subsidiary) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this subclause (b)(ix); (x) Indebtedness of a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary; provided that (A) if a Subsidiary Guarantor incurs such Indebtedness to a Restricted Subsidiary that is not a Subsidiary Guarantor, such Indebtedness is unsecured and subordinated in right of payment to the obligations of such Subsidiary Guarantor under its Loan Guaranty and (B) any Indebtedness of a Restricted Subsidiary that is not a Loan Party owing to a Loan Party was made by such Loan Party in compliance with Section 6.07; provided, further, that any subsequent issuance or transfer of Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness (except to the Borrower or another Restricted Subsidiary) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this subclause (b)(x); (xi) subject to compliance with Section 6.07, shares of Preferred Stock of a Restricted Subsidiary issued to the Borrower or another Restricted Subsidiary; provided that any subsequent issuance or transfer of Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Preferred Stock (except to the Borrower or another Restricted Subsidiary) shall be deemed, in each case, to be an issuance of such shares of Preferred Stock not permitted by this subclause (b)(xi); (xii) Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes); (xiii) obligations in respect of performance, bid, appeal and surety bonds and completion guarantees and similar obligations provided by the Borrower or any Restricted Subsidiary in the ordinary course of business; (xiv) Indebtedness consisting of (A) subject to compliance with Section 6.07, any guarantee by the Borrower or a Restricted Subsidiary of Indebtedness, the incurrence of such Indebtedness is permitted under the terms of this Agreement or (B) any guarantee by a Restricted Subsidiary of Indebtedness of the Borrower is permitted to be incurred under the terms of this Agreement; provided, in each case, that in the case of any guarantee of Indebtedness of the Borrower or any Subsidiary Guarantor by any Restricted Subsidiary that is not a Subsidiary Guarantor, such Restricted Subsidiary executes a Joinder Agreement in order to become a Subsidiary Guarantor under this Agreement and otherwise complies with Section 5.11 as if such Restricted Subsidiary is a newly acquired or formed Domestic Subsidiary; provided further, that no Restricted Subsidiary that is a Foreign Subsidiary shall become a Subsidiary Guarantor without the consent of the Agent; (xv) Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or any Restricted Subsidiary that serves to extend, replace, refund, refinance, renew or defease any Indebtedness, Disqualified Stock or Preferred Stock of such Person incurred as permitted under clause (a) of this Section 6.01 and subclauses (b)(iii), (iv), (v) and (vi) above, this subclause (b)(xv) and subclauses (b)(xvi), (b)(xvii) and (b)(xx)(B) below, and additional Indebtedness, Disqualified Stock or Preferred Stock incurred to pay premiums and fees (including reasonable lender premiums) in connection therewith (collectively, “Refinancing Indebtedness”); provided, however, that:

-105- (A) such Refinancing Indebtedness has a (1) Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Stock or Preferred Stock being extended, replaced, refunded, refinanced, renewed or defeased and (2) maturity date that is no shorter than the maturity date of the Indebtedness, Disqualified Stock or Preferred Stock being extended, replaced, refunded, refinanced, renewed or defeased, (B) to the extent such Refinancing Indebtedness extends, replaces, refunds, refinances, renews or defeases (1) Indebtedness subordinated to the Obligations or the Loan Guaranty of any Subsidiary Guarantor, such Refinancing Indebtedness is subordinated to the Obligations or such Loan Guaranty at least to the same extent as the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased or (2) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness is Disqualified Stock or Preferred Stock, respectively, (C) shall not include (1) Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary that is not a Subsidiary Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of the Borrower, (2) Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary that is not a Subsidiary Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary Guarantor or (3) Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or Preferred Stock of an Unrestricted Subsidiary, (D) such Refinancing Indebtedness shall be in an aggregate principal amount (or accreted value, if applicable) that does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness, Disqualified Stock or Preferred Stock so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees, costs and expenses reasonably incurred, in connection with such extension, replacement, refunding, refinancing, renewal or defeasance, (E) if such Indebtedness, Disqualified Stock or Preferred Stock being so extended, replaced, refunded, refinanced, renewed or defeased is secured by a Lien on the Collateral, the Lien securing such Refinancing Indebtedness shall not be senior in priority to the Lien on the Collateral securing the Indebtedness, Disqualified Stock or Preferred Stock being so extended, replaced, refunded, refinanced, renewed or defeased unless otherwise permitted under this Agreement and any such Liens shall be subject to a First Lien Intercreditor Agreement or Junior Lien Intercreditor Agreement, as applicable, (F) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such Refinancing Indebtedness, taken as a whole, are not materially less favorable to the lenders of such Refinancing Indebtedness than the terms and conditions of the Indebtedness, Disqualified Stock or Preferred Stock being extended, replaced, refunded, refinanced, renewed or defeased, and (G) to the extent such Indebtedness, Disqualified Stock or Preferred Stock being extended, replaced, refunded, refinanced, renewed or defeased is unsecured, such Refinancing Indebtedness is unsecured;

-106- provided, further, that any incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock by any Restricted Subsidiary that is not a Subsidiary Guarantor (other than an Immaterial Subsidiary) pursuant to this subclause (b)(xv) shall not, to the same extent as the Indebtedness refinanced, exceed the greater of (A) $565,000,000 and (B) 50% of EBITDA of the Borrower for the most recently ended Test Period as of the time any such Indebtedness is incurred or Disqualified Stock or Preferred Stock is issued; (xvi) Indebtedness, Disqualified Stock or Preferred Stock (x) of the Borrower or any Restricted Subsidiary incurred to finance any Investment permitted by subclause (c)(i)(A) or (B) or (c)(iii) of the definition of “Permitted Investments” or (y) of Persons that are acquired by the Borrower or any Restricted Subsidiary or Persons that are merged into the Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement or that is assumed by the Borrower or a Restricted Subsidiary in connection with such Investment; provided that (A) in the case of subclauses (b)(xvi)(x) and (b)(xvi)(y) above, on a pro forma basis for the issuance or assumption of such Indebtedness, Disqualified Stock or Preferred Stock and the application of proceeds therefrom, either (I) (1) the Borrower would be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 6.01(a) or (2) the Interest Coverage Ratio of the Borrower for the Borrower’s most recently ended Test Period would be greater than or equal to immediately prior to such acquisition or merger, or (II) in an amount not to exceed the greater of (x) $850,000,000 and (y) 75% of EBITDA, (B) such Indebtedness, Disqualified Stock or Preferred Stock is not incurred while an Event of Default exists and no Event of Default shall result therefrom, and (C) in the case of subclause (b)(xvi)(y) above only, such Indebtedness, Disqualified Stock or Preferred Stock is not incurred in contemplation of such acquisition or merger; provided, further, that any incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock by any Restricted Subsidiary that is not a Subsidiary Guarantor (other than an Immaterial Subsidiary) pursuant to this subclause (b)(xvi) shall not exceed the greater of (A) $565,000,000 and (B) 50% of EBITDA of the Borrower for the most recently ended Test Period as of the time any such Indebtedness is incurred or Disqualified Stock or Preferred Stock is issued; (xvii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within ten (10) Business Days of its incurrence; (xviii) [reserved]; (xix) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this subclause (b)(xix) and then outstanding, does not exceed the greater of (x) $510,000,000 and (y) 45.0% of EBITDA of the Borrower for the most recently ended Test Period as of the time such Indebtedness is incurred; (xx) Indebtedness, Disqualified Stock and Preferred Stock of the Borrower or any Restricted Subsidiary not otherwise permitted under this Section 6.01 in an aggregate principal amount or liquidation preference which, when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this subclause (b)(xx) and then outstanding (together with any Refinancing Indebtedness in respect of any such Indebtedness, Disqualified Stock or Preferred Stock which is then outstanding in reliance on subclause (b)(xv) above), does not at any one time outstanding exceed the sum of (A) the greater of (1) $850,000,000 and (2) 75% of EBITDA of the Borrower for the most recently ended Test Period as of the time such Indebtedness, Disqualified Stock or Preferred Stock is incurred (it being understood that any Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this subclause (b)(xx) shall for purposes of this subclause (b)(xx) cease to be deemed incurred or outstanding under this

-107- subclause (b)(xx) but shall be deemed incurred pursuant to Section 6.01(a) from and after the first date on which the Borrower or such Restricted Subsidiary, as applicable, could have incurred such Indebtedness, Disqualified Stock or Preferred Stock pursuant to Section 6.01(a) without reliance on this subclause (b)(xx)(A)), plus (B) 100% of the net cash proceeds received by the Borrower since the Closing Date from the issue or sale of Equity Interests of the Borrower or cash contributed to the capital of the Borrower (in each case, other than proceeds of Disqualified Stock, Designated Preferred Stock or sales of Equity Interests to the Borrower or any of its Subsidiaries) as determined in accordance with subclause (a)(iii) of the definition of “Applicable Amount” to the extent such net cash proceeds or cash has not been applied to make Restricted Payments or to make Permitted Investments (such amount, the “Designated Equity Amount”); (xxi) Attributable Debt incurred by the Borrower or any Restricted Subsidiary pursuant to Sale and Lease-Back Transactions of property (real or personal), equipment or other fixed or capital assets owned by the Borrower or any Restricted Subsidiary as of the Closing Date or acquired by the Borrower or any Restricted Subsidiary after the Closing Date in exchange for, or with the proceeds of the sale of, such assets owned by the Borrower or any Restricted Subsidiary as of the Closing Date; provided that the aggregate amount of Attributable Debt incurred under this subclause (b)(xxi) does not exceed the greater of (x) $400,000,000 and (y) 35.0% of EBITDA of the Borrower for the most recently ended Test Period as of the time such Attributable Debt is incurred; (xxii) [reserved]; (xxiii) Indebtedness, Disqualified Stock and Preferred Stock of the Borrower issued to former, future and current employees, officers, managers, directors or consultants, (or their respective estates, Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any direct or indirect parent company of the Borrower in each case to finance the purchase or redemption of Equity Interests of the Borrower or any direct or indirect parent company of the Borrower permitted by Section 6.04(iii); (xxiv) [reserved]; (xxv) Indebtedness of the Loan Parties in respect of Permitted Refinancing Notes (A) issued for cash consideration to the extent that the Net Cash Proceeds therefrom are applied to permanently repay Term Loans in accordance with Section 2.09, (B) issued in exchange for all or any portion of the Term Loans under any Term Loan Facility (and with a principal amount not to exceed the principal amount of Term Loans received by the Borrower in exchange therefor) pursuant to an exchange offer by the Borrower conducted pursuant to exchange procedures satisfactory to the Agent and the Borrower (including, without limitation, with respect to compliance with United States Federal and State securities laws) for all or any portion of the Term Loans outstanding under any Term Loan Facility (or, in the case of an exchange offer of Permitted Refinancing Notes that have not been registered under the Securities Act, for all or any portion of such Term Loans that are held by Lenders that are “qualified institutional buyers” (as defined in Rule 144A promulgated pursuant to the Securities Act)), it being understood and agreed that no Lender shall be required to participate in any such exchange offer; provided that any Term Loans acquired by the Borrower in connection with any such offer shall be deemed to have been repaid immediately upon the acquisition thereof by the Borrower and (C) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (A) or (B) above; provided that (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon, accrued and unpaid interest and the amount of fees, expenses and premium in connection with such refinancing) and (y) such refinancing, refunding,

-108- renewal or extension meets the requirements set forth in the definition of “Permitted Refinancing Notes”; (xxvi) [reserved]; (xxvii) (A) Indebtedness (in the form of senior secured, senior unsecured, senior subordinated, or subordinated notes or junior lien or unsecured loans) incurred by the Borrower in an aggregate principal amount not to exceed the then remaining Maximum Incremental Amount, which Indebtedness shall be deemed to have been incurred in reliance on Section 2.19; provided that (1) such Indebtedness (other than Customary Bridge Loans and Customary Term A Loans) shall not mature earlier than the Latest Maturity Date in effect at such time, (2) as of the date of the incurrence of such Indebtedness (other than Customary Bridge Loans and Customary Term A Loans), the Weighted Average Life to Maturity of such Indebtedness shall be no shorter than that of the Weighted Average Life to Maturity of the existing Term Loans under any Term Loan Facility, (3) no Restricted Subsidiary is a borrower or guarantor with respect to such Indebtedness other than any Loan Party, (4) the covenants, events of default, guarantees, collateral and other terms of such Indebtedness (other than pricing and optional prepayment or redemption terms), taken as a whole, are not more materially restrictive to the Borrower and the Restricted Subsidiaries, as reasonably determined by the Borrower, than those set forth in this Agreement (except for covenants or other provisions applicable only to periods after the Latest Maturity Date existing at the time of such refinancing or that are added for the benefit of the existing Term Loans under any Term Loan Facility), and (5) if secured, such indebtedness shall only be secured by Collateral and, at the time of incurrence the holders of such Indebtedness (or a representative thereof on behalf of such holders) shall have entered into a First Lien Intercreditor Agreement or Junior Lien Intercreditor Agreement with the Agent agreeing that any Liens securing such Indebtedness are subject to the terms thereof (provided that, for the avoidance of doubt, such Liens shall be pari passu with or junior to the Liens securing the Obligations) (such Indebtedness incurred pursuant to this subclause (b)(xxvii) being referred to as “Incremental Equivalent Debt”) and (B) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (A) above; provided that (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon, accrued and unpaid interest and the amount of fees, expenses and premium in connection with such refinancing) and (y) such refinancing, refunding, renewal or extension meets the requirements set forth in subclauses (b)(xxvii)(A)(1) through (b)(xxvii)(A)(5) above; (xxviii) Indebtedness in respect of tax exempt municipal bonds in an aggregate amount not to exceed the greater of (x) $282,000,000 and (y) 25.0% of EBITDA of the Borrower for the most recently ended Test Period as of the time such Indebtedness is incurred; and (xxix) Indebtedness of or with respect to any joint venture in an aggregate amount not to exceed the greater of (x) $225,000,000 and (y) 22.5% of EBITDA of the Borrower for the most recently ended Test Period as of the time such Indebtedness is incurred. (c) [Reserved]. (d) The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness, Disqualified Stock or Preferred Stock shall not be deemed to be an incurrence of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this Section 6.01. (e) For purposes of determining compliance with any restriction on the incurrence of Indebtedness, the dollar equivalent principal amount of Indebtedness denominated in a foreign

-109- currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that, if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased. (f) The principal amount of any Indebtedness incurred to extend, replace, refund, refinance, renew or defease other Indebtedness, if incurred in a different currency from the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance. SECTION 6.02 Limitation on Liens. The Borrower will not, and the Borrower will not permit any of the Subsidiary Guarantors to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any asset or property of the Borrower or any Restricted Subsidiary now owned or hereafter acquired, or any income or profits therefrom, or assign or convey any right to receive income therefrom. SECTION 6.03 Merger, Consolidation or Sale of All or Substantially All Assets. (a) The Borrower shall not consolidate or merge with or into or wind up into (whether or not the Borrower is the surviving entity), or sell, assign, transfer, lease, convey or otherwise dispose of properties and assets constituting all or substantially all of the properties or assets of the Borrower and the Restricted Subsidiaries on a consolidated basis, in one or more related transactions, to any Person unless: (i) the Borrower is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, limited partnership or limited liability company organized or existing under the laws of the United States of America, any state thereof or the District of Columbia (the Borrower or such Person, as the case may be, being herein called the “Successor Borrower”); (ii) the Successor Borrower, if other than the Borrower, expressly assumes all the obligations of the Borrower under this Agreement and the other Loan Documents pursuant to supplements to the Loan Documents or other documents or instruments in form reasonably satisfactory to the Agent; (iii) immediately after such transaction, no Event of Default exists; (iv) immediately after giving pro forma effect to such transaction, as if such transaction had occurred at the beginning of the most recently ended Test Period, the Successor Borrower would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Interest Coverage Ratio test set forth in Section 6.01(a); and

-110- (v) each Loan Guarantor, unless it is the other party to the transactions described above and is not the Successor Borrower, shall have by supplement to the Loan Documents confirmed that its guarantee of the Obligations shall apply to such Successor Borrower’s obligations under the Loan Documents and the Term Loans; provided that the Borrower shall notify the Agent in writing prior to the consummation of any such transaction and shall give each Lender reasonable prior notice thereof in order to allow each Lender to comply with “know your customer” rules and other applicable regulations that such Lender reasonably determines is required by United States or foreign bank regulatory authorities. Upon compliance with the foregoing requirements, the Successor Borrower shall succeed to, and be substituted for, the Borrower under this Agreement and the other Loan Documents and, except in the case of a lease transaction, the predecessor Borrower will be released from its obligations hereunder and thereunder. Notwithstanding subclauses (a)(iii) and (a)(iv) of this Section 6.03, (i) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to, the Borrower, and (ii) the Borrower may merge with an Affiliate of the Borrower incorporated solely for the purpose of reincorporating the Borrower in another state of the United States of America so long as the amount of Indebtedness of the Borrower and the Restricted Subsidiaries is not increased thereby. (b) Subject to Section 10.12, no Subsidiary Guarantor shall, and the Borrower shall not permit any Subsidiary Guarantor to, consolidate or merge with or into or wind up into (whether or not such Subsidiary Guarantor is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless: (i) (A) such Subsidiary Guarantor is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, partnership, limited partnership, limited liability company or trust organized or existing under the laws of the United States of America, any state thereof or the District of Columbia (such Subsidiary Guarantor or such Person, as the case may be, being herein called the “Successor Person”), (B) the Successor Person, if other than such Subsidiary Guarantor, expressly assumes all the obligations of such Subsidiary Guarantor under such Subsidiary Guarantor’s Loan Guaranty and the other Loan Documents, pursuant to a Joinder Agreement and supplements to the Loan Documents or other documents or instruments in form reasonably satisfactory to the Agent, (C) immediately after such transaction, no Event of Default exists, and (D) the Borrower shall have delivered to the Agent an Officers’ Certificate and an opinion of counsel, each stating that such consolidation, merger or transfer and such Joinder Agreement and supplements, if any, comply with this Agreement and the other Loan Documents; or (ii) the transaction is made in compliance with Section 6.06 (other than clause (e) thereof) and Section 6.07; provided that the Borrower shall give the Agent notice of any transaction referred to in subclause (b)(i) above and shall within a reasonable period of time following a request by Agent take all actions reasonably requested by the Agent in writing in order to preserve and protect the Liens on the Collateral securing the Obligations. Upon compliance with the requirements of subclause (b)(i) above, the Successor Person shall succeed to, and be substituted for, such Subsidiary Guarantor under such Subsidiary Guarantor’s

-111- Loan Guaranty and the other Loan Documents and, except in the case of a lease transaction, such Subsidiary Guarantor will be released from its obligations thereunder. Notwithstanding the foregoing, any Subsidiary Guarantor or any other Restricted Subsidiary may merge into or transfer all or part of its properties and assets to another Subsidiary Guarantor or the Borrower. (c) Notwithstanding the foregoing, this Section 6.03 shall not prohibit any transaction by the Borrower or any Restricted Subsidiary the purpose of which is to redomesticate such Person under the laws of any State of the United States of America or the District of Columbia; provided that in the case of any such transaction involving a Loan Party, (x) the continuing or surviving Person of such transaction (if not such Loan Party) shall assume all of such Loan Party’s obligations under the Loan Documents in a manner reasonably acceptable to the Agent and (y) the Borrower or such Loan Party shall notify the Agent in writing thereof prior to the consummation thereof and shall give each Lender reasonable prior notice thereof in order to allow each Lender to comply with “know your customer” rules and other applicable regulations that such Lender reasonably determines is required by United States or foreign bank regulatory authorities. . (d) [Reserved]. (e) [Reserved]. (f) For purposes of this Section 6.03, the sale, lease, conveyance, assignment, transfer or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Borrower, which properties and assets, if held by the Borrower instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Borrower and its Restricted Subsidiaries on a consolidated basis (excluding from such determination any Person that is not a Restricted Subsidiary of the Borrower), shall be deemed to be the transfer of all or substantially all of the properties and assets of the Borrower on a consolidated basis. However, transfers of assets between or among the Borrower and the Restricted Subsidiaries in compliance with Section 6.06 and Section 6.07 shall not be subject to this Section 6.03(f). SECTION 6.04 Limitation on Restricted Payments. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly (x) declare or pay any dividend or make any distribution on account of the Borrower’s or any Restricted Subsidiary’s Equity Interests, including any dividend or distribution payable in connection with any merger, amalgamation or consolidation, other than (A) dividends or distributions by the Borrower payable in Equity Interests (other than Disqualified Stock) of the Borrower or (B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly-Owned Subsidiary, the Borrower or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities, (y) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Borrower or any direct or indirect parent of the Borrower, including in connection with any merger or consolidation, or (z) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Junior Indebtedness (other than the purchase, repurchase or other acquisition of Junior Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition) (all such payments and other actions set forth in clauses (x) through (z) above being collectively referred to as “Restricted Payments”), other than: (i) Restricted Payments in an amount not to exceed the Applicable Amount; provided that at the time any such Restricted Payment is made and after giving pro forma effect

-112- to such Restricted Payment (x) no Event of Default pursuant to Section 7.01(a) or (f) has occurred and is continuing and (y) either (A) the Borrower would be permitted to incur at least $1.00 of Indebtedness pursuant to Section 6.01(a) or (B) the Interest Coverage Ratio for the most recently ended Test Period is greater than or equal to the Interest Coverage Ratio in effect immediately prior to incurrence of such Restricted Payment; (ii) the defeasance, redemption, repurchase or other acquisition or retirement of Junior Indebtedness of the Borrower or a Subsidiary Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, Refinancing Indebtedness of such Person that is incurred in compliance with Section 6.01(b)(xv); (iii) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests in any direct or indirect parent companies of the Borrower held by any future, present or former employee, director, manager or consultant (or their respective estates, Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and that is designated in good faith as an “affiliate” by the Board of Directors of the Borrower (or the compensation committee thereof), in each case pursuant to any stockholders’ agreement, any management equity plan or stock incentive plan or any other management or employee benefit plan or agreement; provided that the aggregate Restricted Payments made under this clause (iii) do not exceed the greater of (x) $170,000,000 and (y) 15% of EBITDA of the Borrower for the most recently ended Test Period for which financial statements have been delivered in any fiscal year (with 100% of the unused amounts in any fiscal year being carried over to the next succeeding fiscal year); provided, further, that such amount in any fiscal year may be increased by an amount not to exceed the (A) cash proceeds of key man life insurance policies received by the Borrower and the Restricted Subsidiaries after the Closing Date, plus (B) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock) of the Borrower and, to the extent contributed to the Borrower, Equity Interests of any of the Borrower’s direct or indirect parent companies, in each case to members of management, directors, managers or consultants (or their respective estates, Controlled Investment Affiliates or Immediate Family Members), of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Closing Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to the incurrence of Indebtedness in reliance on Section 6.01(b)(xx)(B), the payment of Restricted Payments in reliance on clause (i) of this Section 6.04 or the making of Investments in reliance on clause (q) of the definition of “Permitted Investments,” less (C) the amount of any Restricted Payments previously made pursuant to clauses (A) and (B) of this clause (iii); and provided, further, that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from members of management, directors, managers or consultants (or their respective estates, Controlled Investment Affiliates or Immediate Family Members), of the Borrower, any of its direct or indirect parent companies or any Restricted Subsidiary in connection with a repurchase of Equity Interests of any of the Borrower’s direct or indirect parent companies shall not be deemed to constitute a Restricted Payment for purposes of this Section 6.04 or any other provision of this Agreement; (iv) Restricted Payments that are made with Excluded Contributions that have not otherwise been applied to make Investments; (v) the declaration and payment of dividends by the Borrower to, or the making of loans to, its direct or indirect parent company in amounts required for the Borrower’s direct or

-113- indirect parent companies to pay, in each case without duplication, (A) franchise taxes, and other fees and expenses, required to maintain their corporate existence, (B) for any period in which the Borrower is a member of a group filing consolidated, combined or unitary income tax returns for which a direct or indirect parent of the Borrower is the common parent (a “Tax Group”), to pay the foreign, federal, state and/or local income taxes (as applicable) of such Tax Group for such taxable period, to the extent such income taxes are attributable to the income of the Borrower and its Restricted Subsidiaries and, to the extent of the amount actually received from its Unrestricted Subsidiaries for such purpose, income taxes to the extent attributable to the income of such Unrestricted Subsidiaries; provided that in each case the amount of such payments for any taxable period does not exceed the amount that the Borrower, its applicable Restricted Subsidiaries and its applicable Unrestricted Subsidiaries (to the extent described above) would be required to pay in respect of such foreign, federal, state and/or local income taxes (as applicable) for such taxable period were the Borrower, such Restricted Subsidiaries and such Unrestricted Subsidiaries (to the extent described above) to pay such taxes as a stand-alone person or a stand-alone group (as applicable), less any such taxes payable directly by the Borrower or its Restricted Subsidiaries, (C) customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries, (D) general corporate overhead expenses of any direct or indirect parent company of the Borrower to the extent such expenses are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, and (E) reasonable fees and expenses incurred in connection with any unsuccessful debt or equity offering by such direct or indirect parent company of the Borrower; (vi) (I)(A) the payment of any premium to the Hedge Provider due under and determined in accordance with a Permitted Bond Hedge Transaction, after giving effect to the setoff of any premium or other payments due to the Borrower under and determined in accordance with such Permitted Bond Hedge Transaction or any related Permitted Warrant Transaction, or (B) any payments or deliveries to the Hedge Provider required under and determined in accordance with a Permitted Warrant Transaction, in each case, (1) by delivery of the Borrower’s Equity Interests (other than Disqualified Stock) upon settlement thereof or (2) by (x) payment of an early termination amount thereof in the Borrower’s Equity Interests (other than Disqualified Stock) upon any early termination thereof or (y) setoff against any premium or other payments due to the Borrower under and determined in accordance with such Permitted Warrant Transaction or the related Permitted Bond Hedge Transaction or (II) any payments (other than any payment of any premium, prepayment amount, strike price or other applicable purchase price, costs, expenses or any other payments (whether absolute or contingent) for a Permitted Structured Repurchase Transaction at the time of entry into such Permitted Structured Repurchase Transaction) or deliveries to a Structured Repurchase Dealer required under and determined in accordance with a Permitted Structured Repurchase Transaction, in each case, (A) by delivery of the Borrower’s Equity Interests (other than Disqualified Stock) upon settlement thereof or (B) by payment of an early termination amount thereof in the Borrower’s Equity Interests (other than Disqualified Stock) upon any early termination thereof, (i) the Borrower may make repurchases of Equity Interests (other than Disqualified Stock) in the Borrower issued upon a conversion or exchange of Permitted Convertible Indebtedness (and pay cash in lieu of fractional shares) with the proceeds of other Permitted Convertible Indebtedness incurred substantially concurrently with such conversion or exchange; (vii) distributions or payments of Receivables Fees;

-114- (viii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Borrower or any Equity Interests of any direct or indirect parent company of the Borrower, in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, Equity Interests of the Borrower (other than any Disqualified Stock) or, to the extent the proceeds thereof have actually been contributed to the Borrower, Equity Interests of any direct or indirect parent company of the Borrower; (ix) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement; (x) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants; (xi) Restricted Payments made pursuant to agreements set forth on Schedule 6.04; (xii) Restricted Equity Payments in an amount which, when taken together with all other Restricted Equity Payments made pursuant to this subclause (xii) and all Investments outstanding in reliance on clause (u) of the definition of “Permitted Investments,” does not exceed the greater of (x) $565,000,000 and (y) 50.0% of EBITDA of the Borrower for the most recently ended Test Period as of the time any such Restricted Payment is made; (xiii) [reserved]; (xiv) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Borrower or any Restricted Subsidiary issued in accordance with Section 6.01 to the extent such dividends are included in the definition of “Interest Charges”; (xv) any Restricted Payments made prior to the Closing Date that were, at the time made, permitted under this Agreement; (xvi) Restricted Junior Debt Payments in an amount which, when taken together with all other Restricted Junior Debt Payments made pursuant to this subclause (xvi) does not exceed the greater of (x) $282,500,000 and (y) 25.0% of EBITDA of the Borrower for the most recently ended Test Period as of the time such Restricted Junior Debt Payment; (xvii) payments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of any repurchases (including in respect of withholding or similar Taxes payable in connection therewith) of Equity Interests held by any future, present or former employee, director, manager or consultant (or their respective estates, Controlled Investment Affiliates or Immediate Family Members) including deemed repurchases in connection with the exercise of stock options; and (xviii) additional Restricted Payments; provided that as of the last day of the most recently ended Test Period prior to the date of such Restricted Payment, after giving pro forma effect to such Restricted Payment (including the application of the net proceeds therefrom), the Consolidated Leverage Ratio at such time does not exceed 3.50:1.00;

-115- provided, however, that at the time of, and after giving effect to, any Restricted Payment permitted under subclauses (i), (xii), (xvi) and (xviii) of this Section 6.04, no Event of Default shall have occurred and be continuing or would immediately occur as a consequence thereof. SECTION 6.05 Limitations on Transactions with Affiliates. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrower (each of the foregoing, an “Affiliate Transaction”) involving aggregate payments or consideration in excess of the greater of (x) $115,000,000 and (y) 10.0% of EBITDA of the Borrower for the most recently ended Test Period as of the time such Affiliate Transaction was entered into, unless (i) such Affiliate Transaction is on terms that are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Borrower or such Restricted Subsidiary with an unrelated Person and (ii) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or consideration in excess of the greater of (x) $285,000,000 and (y) 25.0% of EBITDA of the Borrower for the most recently ended Test Period as of the time such Affiliate Transaction was entered into, the majority of the members of the Board of Directors or the audit committee of the Borrower shall have approved such Affiliate Transaction. (b) The limitations set forth in clause (a) of this Section 6.05 shall not apply to: (i) transactions between or among the Borrower or any of the Restricted Subsidiaries; (ii) Restricted Payments that are permitted by the provisions of Section 6.04 and Permitted Investments; (iii) the payment of reasonable and customary fees paid to, and indemnities provided on behalf of, officers, directors, managers, employees or consultants of the Borrower, any of its direct or indirect parent companies or any Restricted Subsidiary; (iv) [reserved]; (v) transactions in which the Borrower or any Restricted Subsidiary, as the case may be, delivers to the Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of subclause (a)(i) of this Section 6.05; (vi) (A) payments and Indebtedness, Disqualified Stock and Preferred Stock (and cancellations of any thereof) of the Borrower and its Restricted Subsidiaries to any future, present or former employee, director, manager or consultant (or their respective estates, Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and that is designated in good faith as an “affiliate” by the Board of Directors of the Borrower (or the compensation committee thereof), in each case pursuant to any stockholders’ agreement, management equity plan or stock option plan or any other management or employee benefit, plan or agreement; and (B) any employment agreements, stock option plans and other compensatory arrangements and any supplemental

-116- executive retirement benefit plans or arrangements with any such employees, directors, managers or consultants (or their respective estates, Controlled Investment Affiliates or Immediate Family Members) that are, in each case, approved by the Borrower in good faith; (vii) any agreement, instrument or arrangement as in effect as of the Closing Date and set forth on Schedule 6.05, or any amendment thereto (so long as any such amendment is not disadvantageous to the Lenders when taken as a whole in any material respect as compared to the applicable agreement as in effect on the Closing Date as reasonably determined in good faith by the Borrower); (viii) [reserved]; (ix) [reserved]; (x) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and the Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management of the Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party; (xi) [reserved]; (xii) sales of accounts receivable, payment intangibles and related assets or participations therein, in connection with any Receivables Facility and Standard Receivables Facility Undertakings; (xiii) [reserved]; and (xiv) payments to or from, and transactions with, any joint venture in the ordinary course of business. SECTION 6.06 Dispositions. The Borrower shall not and shall not permit any Restricted Subsidiary to make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Borrower and the Restricted Subsidiaries; (b) Dispositions of inventory, goods held for sale and immaterial assets in the ordinary course of business; (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of similar replacement property; (d) Dispositions of property to the Borrower or to a Restricted Subsidiary (including through the dissolution of any Restricted Subsidiary); provided that any Dispositions made pursuant to this clause (d) by any Loan Party to any Restricted Subsidiary that is not a Loan Party, together with any Investments made pursuant to clauses (a) and (c) of the definition of

-117- “Permitted Investments” in any Restricted Subsidiary that is not or does not become a Loan Party to the extent otherwise required by Section 5.11, shall not exceed in the aggregate the greater of (x) $565,000,000 and (y) 50% of EBITDA of the Borrower for the most recently ended Test Period for which financial statements have been delivered; (e) Dispositions consisting of transactions made in reliance on Sections 6.03 and Restricted Payments made in reliance on Section 6.04, Liens incurred or otherwise existing in reliance on Section 6.02 and Investments made in reliance on Section 6.07, in each case other than by reference to this Section 6.06(e); (f) Dispositions of Cash Equivalents; (g) Dispositions of accounts receivable in connection with the collection or compromise thereof or Dispositions of accounts receivable, payment intangibles and related assets in connection with any Receivables Facility permitted under Section 6.01(b)(i); (h) leases, subleases, assignments, licenses or sublicenses, in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and the Restricted Subsidiaries; (i) transfers of property subject to Casualty Events upon receipt of the Net Cash Proceeds of such Casualty Event; (j) Dispositions of property (other than any disposition of assets in connection with a securitization transaction) not otherwise permitted under this Section 6.06; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Event of Default exists), no Event of Default shall exist or would result from such Disposition and (ii) with respect to any Disposition pursuant to this clause (j) with an aggregate fair market value in excess of the greater of (x) $225,000,000 and (y) 22.5% of EBITDA of the Borrower for the most recently ended Test Period as of the time such Disposition was entered into, the Borrower or a Restricted Subsidiary shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.02); provided, however, that for the purposes of this subclause (j)(ii), (A) any liabilities (as shown on the most recent consolidated balance sheet of the Borrower provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than with respect to Indebtedness that is not secured by the assets disposed of, that are assumed by the transferee with respect to the applicable Disposition and for which the Borrower and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors, (B) any notes or other obligations or other securities received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash received), in each case, within 180 days following the closing of the applicable Disposition and (C) any Designated Noncash Consideration received by the Borrower or such Restricted Subsidiary in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Noncash Consideration received pursuant to this subclause (C) that is at that time outstanding, not in excess of the greater of (x) $400,000,000 and (y) 35.0% of EBITDA of the Borrower for the most recently ended Test Period at the time of the receipt of such Designated Noncash Consideration, with the fair market value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to

-118- subsequent changes in value, shall in each case of subclauses (A), (B) and (C) be deemed to be cash; (k) any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; (l) to the extent allowable under Section 1031 of the Code (or comparable or successor provision), any exchange of like property (excluding any boot thereon permitted by such provision) for use in a Permitted Business; (m) the unwinding of any Hedging Obligations; (n) Dispositions in connection with Sale and Lease-Back Transactions permitted by Section 6.01(b)(xxi); (o) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (p) any Disposition to the extent not involving property (when taken together with any related Disposition or series of Dispositions) with a fair market value in excess of the greater of (x) $255,000,000 and (y) 22.5% of EBITDA of the Borrower for the most recently ended Test Period for which such Disposition was made; (q) any Dispositions in any Receivables Facility not prohibited by this Agreement; and (r) to the extent constituting Dispositions, any Permitted Intercompany Activities and any Permitted Tax Restructuring. To the extent any Collateral is Disposed of as expressly permitted by this Section 6.06 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Lenders hereby authorize the Agent to take any actions the Agent deems appropriate in order to effect the foregoing. SECTION 6.07 Limitation on Investments . The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, make any Investment other than Permitted Investments. SECTION 6.08 Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary that is not a Subsidiary Guarantor to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to: (i) (A) pay dividends or make any other distributions to the Borrower or any Restricted Subsidiary on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, or (B) pay any Indebtedness owed to the Borrower or any Restricted Subsidiary;

-119- (ii) make loans or advances to the Borrower or any Restricted Subsidiary; or (iii) sell, lease or transfer any of its properties or assets to the Borrower or any Restricted Subsidiary. (b) The limitations set forth in clause (a) of this Section 6.08 shall not apply (in each case) to such encumbrances or restrictions existing under or by reason of: (i) contractual encumbrances or restrictions in effect on the Closing Date, including pursuant to the Loan Documents and the related documentation (including Collateral Documents); (ii) the ABL Credit Agreement or the loan documents related thereto or any of the Existing Senior Notes, in each case, as in effect on the Closing Date; (iii) purchase money obligations for property acquired in the ordinary course of business and Capitalized Lease Obligations that impose restrictions of the nature described in subclause (a)(iii) of this Section 6.08 on the property so acquired; (iv) applicable law or any applicable rule, regulation or order; (v) any agreement or other instrument of a Person acquired by the Borrower or any Restricted Subsidiary in existence at the time of such acquisition (but not created in connection therewith or in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; (vi) contracts for the sale of assets, including customary restrictions with respect to a Restricted Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary; (vii) Secured Indebtedness otherwise permitted to be incurred pursuant to Sections 6.01 and 6.02 that limit the right of the debtor to dispose of the assets securing such Indebtedness; (viii) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (ix) other Indebtedness, Disqualified Stock or Preferred Stock of Foreign Subsidiaries permitted to be incurred after the Closing Date pursuant to Section 6.01; (x) customary provisions in joint venture agreements and other similar agreements; (xi) customary provisions contained in leases and other agreements entered into in the ordinary course of business; (xii) restrictions created in connection with any Receivables Facility; provided that, if such restrictions are necessary or advisable, in the good faith determination of the Borrower, to effect such Receivables Facility;

-120- (xiii) restrictions or conditions contained in any trading, netting, operating, construction, service, supply, purchase or other agreement to which the Borrower or any of its Restricted Subsidiaries is a party entered into in the ordinary course of business; provided that such agreement prohibits the encumbrance of solely the property or assets of the Borrower or such Restricted Subsidiary that are the subject of such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of the Borrower or such Restricted Subsidiary or the assets or property of any other Restricted Subsidiary; (xiv) encumbrances or restrictions contained in Indebtedness permitted to be incurred pursuant to Section 6.01(b)(xvi)(y) that apply only to the Person or assets acquired with the proceeds of such Indebtedness; (xv) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; and (xvi) any encumbrances or restrictions of the type referred to in subclauses (a)(i), (ii) and (iii) of this Section 6.08 imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in subclauses (b)(i) through (b)(xv) of this Section 6.08; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Borrower, not materially more restrictive with respect to such encumbrance and other restrictions than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; provided, further, that, with respect to contracts, instruments or obligations existing on the Closing Date, any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are not materially more restrictive with respect to such encumbrances and other restrictions than those contained in such contracts, instruments or obligations as in effect on the Closing Date. SECTION 6.09 [Reserved] . SECTION 6.10 [Reserved]. SECTION 6.11 Business of the Borrower and Restricted Subsidiaries. The Borrower and the Restricted Subsidiaries, taken as a whole, will not fundamentally and substantially alter the character of their business, taken as a whole, from the business conducted by the Borrower and the Restricted Subsidiaries, taken as a whole, on the Closing Date and any Similar Business. SECTION 6.12 Fiscal Year. The Borrower will not make any change in its fiscal year. ARTICLE VII EVENTS OF DEFAULT SECTION 7.01 Events of Default. If any of the following events (“Events of Default”) shall occur: (a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Term Loan, or (ii) within five (5)

-121- Business Days after the same becomes due, any interest on any Term Loan or any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. The Borrower or any Restricted Subsidiary fails to perform or observe any term, covenant or agreement contained in any of Sections 5.02(a) or 5.03 (solely with respect to the Borrower’s existence), Section 5.09(b) or Article VI; or (c) Other Defaults. Any Loan Party or any Restricted Subsidiary fails to perform or observe any other covenant or agreement (not specified in Section 7.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after notice thereof by the Agent to the Borrower; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or (e) Cross-Default. Any Loan Party or any Restricted Subsidiary (i) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness, or (ii) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Material Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this subclause (e)(ii) shall not apply to (A) secured Material Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness, if such sale or transfer is permitted hereunder or (B) termination events or similar events occurring under any Hedge Agreement that constitutes Material Indebtedness (it being understood that this subclause (e)(ii) will apply to any failure to make any payment required as a result of any such termination or similar event); provided, further, that there shall not be an Event of Default under this subclause (e)(ii) with respect to a default under Section 10.2.11 of the ABL Credit Agreement (as in effect on the date hereof), or any other financial covenant therein or in any Refinancing Indebtedness in respect of the ABL Credit Agreement until the earlier of (1) the date on which the Indebtedness under the ABL Credit Agreement or any such Refinancing Indebtedness has been accelerated as a result of such default and (2) the date on which the administrative agent, the collateral agent and/or the lenders under the ABL Credit Agreement or any such Refinancing Indebtedness have exercised their secured creditor remedies as a result of such default; or (f) Insolvency Proceedings, Etc. The Borrower or any Significant Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, receiver-manager, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver, examiner or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver, examiner or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed

-122- for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) The Borrower or any Significant Subsidiary becomes unable or admits in writing its inability or fails generally to pay its Material Indebtedness as it becomes due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or (h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the greater of (x) $285,000,000 and (y) 25.0% of EBITDA of the Borrower for the most recently ended Test Period as of such time any such judgment is entered (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage, it being understood for purposes of this Agreement that the issuance of reservation of rights letter will not be considered a denial of coverage) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or (i) ERISA. (i) An ERISA Event occurs with respect to a Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect; or (j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 6.03 or 6.05) or as a result of acts or omissions by the Agent or any Lender or the Discharge of Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of the discharge of such Loan Party’s obligations hereunder in accordance with the terms of this Agreement), or purports in writing to revoke or rescind any Loan Document; or (k) Change of Control. There occurs any Change of Control; or (l) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01, 5.11 or 5.12 or pursuant to the Collateral Documents shall for any reason (other than pursuant to the terms thereof including as a result of a transaction permitted under Section 6.03 or 6.05) cease to create a valid and perfected Lien, with the priority required by the Collateral Documents (or other security purported to be created on the applicable Collateral) on and security interest in any portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 6.02, in each case, to the extent such Collateral has an aggregate fair market value in excess of the greater of (x) $285,000,000 and (y) 25.0% of EBITDA of the

-123- Borrower for the most recently ended Test Period; except in each case as a result of (i) a disposition of the applicable Collateral to a Person that is not a Loan Party in a transaction permitted under the Loan Documents, (ii) the release thereof as expressly provided in the applicable Collateral Document or this Agreement or (iii) as a result of the Agent’s failure (A) to maintain possession of any stock certificate, promissory note or other instrument actually delivered to it under any Collateral Document or (B) to file Uniform Commercial Code (or equivalent) continuation statements. SECTION 7.02 Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Agent, at the request of the Required Lenders, shall take any or all of the following actions: (a) declare the unpaid principal amount of all outstanding Term Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and (b) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Term Loans shall automatically terminate, the unpaid principal amount of all outstanding Term Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Agent or any Lender. ARTICLE VIII THE AGENT SECTION 8.01 The Agent. Each of the Lenders hereby irrevocably appoints the Agent (together with its Affiliates and branches) as its agent and authorizes the Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Agent shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any Subsidiary of a Loan Party or other Affiliate thereof as if it were not the Agent hereunder. The Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a holder of Secured Hedging Obligations and Secured Cash Management Obligations, as “collateral agent”) and any co-agents, sub-agents and attorneys-in-fact appointed by the Agent for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Agent, shall be entitled to the benefits of all provisions of this Article VIII and Article IX (as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

-124- The Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agent by the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the value or sufficiency of the Collateral or the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent. Each of the Lenders and the Loan Parties agree that the Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders by posting such Approved Electronic Communications on IntraLinks™ or a substantially similar electronic platform chosen by the Agent to be its electronic transmission system (the “Approved Electronic Platform”). Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method

-125- whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders and the Loan Parties acknowledge and agree that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders and the Loan Parties hereby approves distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. The Approved Electronic Communications and the Approved Electronic Platform are provided “as is” and “as available”. None of the Agent or any of its Affiliates or any of their respective officers, directors, employees, agents, advisors or representatives (the “Agent Affiliates”) warrant the accuracy, adequacy or completeness of the Approved Electronic Communications and the Approved Electronic Platform and each expressly disclaims liability for errors or omissions in the Approved Electronic Communications and the Approved Electronic Platform. No warranty of any kind, express, implied or statutory (including, without limitation, any warranty of merchantability, fitness for a particular purpose, noninfringement of third party rights or freedom from viruses or other code defects) is made by the Agent Affiliates in connection with the approved electronic communications or the approved electronic platform. Each of the Lenders and the Loan Parties agrees that the Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Agent’s generally-applicable document retention procedures and policies. Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the consent (not to be unreasonably withheld or delayed) of the Borrower, to appoint a successor that is not a Disqualified Institution; provided that, during the existence and continuation of an Event of Default under Section 7.01(a) or (f) no consent of the Borrower shall be required (other than with respect to a successor that is a Disqualified Institution). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders appoint a successor Agent that is not a Disqualified Institution which shall be a commercial bank or an Affiliate of any such commercial bank reasonably acceptable to the Borrower. Upon the acceptance of its appointment as Agent hereunder by a successor permitted hereunder, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent’s resignation hereunder, the provisions of this Article VIII and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any Joint Lead Arranger or any other Lender or a Related Party of any of the foregoing and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any Joint Lead Arranger or any other Lender or a Related Party of any of the foregoing and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this

-126- Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. The Joint Lead Arrangers shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Each Lender authorizes and directs the Agent to, upon the request of the Borrower, enter into any intercreditor agreement with any agent under any Receivables Facility of the Borrower or any of the Restricted Subsidiaries and each Lender agrees to be bound by the terms thereof that are applicable to it thereunder. SECTION 8.02 Credit Bidding. The Secured Parties hereby irrevocably authorize the Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar laws in any other jurisdictions, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth

-127- in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. SECTION 8.03 Withholding Taxes. To the extent required by any applicable Requirement of Law, the Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 2.15, each Lender shall indemnify and hold harmless the Agent against, within ten (10) days after written demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Agent) incurred by or asserted against the Agent by the IRS or any other Governmental Authority as a result of the failure of the Agent to properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Agent under this Article VIII. The agreements in this Section 8.03 shall survive the resignation and/or replacement of the Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Term Commitments and the repayment, satisfaction or discharge of all other Obligations. SECTION 8.04 Additional Acknowledgments of Lenders. (a) If the Agent notifies a Lender or Secured Party (any such Lender or Secured Party, a “Payment Recipient”) that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender or Secured Party hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates)

-128- with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this Section 8.04(b). (c) Each Lender or Secured Party hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Agent to such Lender or Secured Party from any source, against any amount due to the Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor by the Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an approved electronic platform as to which the Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any promissory notes evidencing such Loans to the Borrower or the Agent, (ii) the Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and (iv) the Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In

-129- addition, each party hereto agrees that, except to the extent that the Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Agent may be equitable subrogated, the Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 8.04 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. SECTION 8.05 Intercreditor Agreements. (a) Each of the Lenders and the other Secured Parties acknowledges that obligations of the Loan Parties under certain Indebtedness that is permitted to be incurred hereunder and secured by or are intended to be secured by, a Lien on the Collateral that is pari passu with or junior to the Liens on the Collateral securing the Term Loan Facility are required or permitted, under the terms hereof, to be subject to the ABL Intercreditor Agreement, a First Lien Intercreditor Agreement or a Junior Lien Intercreditor Agreement (such Indebtedness being referred to herein as “Specified Intercreditor Indebtedness” and such intercreditor agreement, an “Acceptable Intercreditor Agreement”). Each of the Lenders and the other Secured Parties hereby irrevocably authorizes the Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, (i) in connection with the establishment, incurrence, amendment, refinancing or replacement of any such Specified Intercreditor Indebtedness, any Acceptable Intercreditor Agreement (it being understood that the Agent is hereby authorized and directed to determine the terms and conditions of any Acceptable Intercreditor Agreement), including any amendment, supplement or other modification to any Loan Document to implement the terms of any such Acceptable Intercreditor Agreement, and (ii) any ancillary documents relating thereto. (b) Each of the Lenders and the other Secured Parties hereby irrevocably (i) consents to the treatment of the Liens and the Secured Obligations to be provided for under any Acceptable Intercreditor Agreement, (ii) agrees that, upon the execution and delivery thereof, such Secured Party will be bound by the provisions of any Acceptable Intercreditor Agreement (including any purchase option(s) contained therein) as if it were a signatory thereto and will take no actions contrary to the provisions of any Acceptable Intercreditor Agreement, (iii) agrees that no Secured Party shall have any right of action whatsoever against the Agent as a result of any action taken by the Agent pursuant to this Section or in accordance with the terms of any Acceptable Intercreditor Agreement and (iv) authorizes and directs the Agent to carry out the provisions and intent of each such document.

-130- (c) Each of the Lenders and the other Secured Parties hereby irrevocably further authorizes the Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Acceptable Intercreditor Agreement that the Borrower may from time to time request (i) to give effect to any establishment, incurrence, amendment, extension, renewal, refinancing or replacement of any Specified Intercreditor Indebtedness contemplated hereby to be subject thereto or (ii) to confirm for any party that such Acceptable Intercreditor Agreement is effective and binding upon the Agent on behalf of the Secured Parties. (d) Each of the Lenders and the other Secured Parties hereby irrevocably further authorizes the Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Collateral Document to add or amend any legend that may be required pursuant to any Acceptable Intercreditor Agreement. (e) Notwithstanding anything to the contrary in this Section 8.05, in no event shall the Agent be required to sign or deliver any document or modification of any document that is not in a form reasonably acceptable to the Agent. ARTICLE IX MISCELLANEOUS SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by e-mail, as follows: if to any Loan Party, to it in care of the Borrower at: Clean Harbors, Inc. 42 Longwater Drive Norwell, MA 02061-9149 Attention: Chief Financial Officer E-mail: [_________] with a copy to: Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Attention: Anna E. Dodson E-mail: adodson@goodwinlaw.com

-131- if to the Agent, to it at: Goldman Sachs Lending Partners LLC 200 West Street, 16th Floor New York, NY 10282 Attention: SBD Operations E-Mail Address for Borrowing Requests and Interest Election Requests: gs-sbdagency-borowernotices@ny.email.gs.com if to any other Lender, to it at its address or e-mail address set forth in its Administrative Questionnaire. All such notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by using Electronic Systems pursuant to procedures approved by the Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Agent and the applicable Lender. The Agent or the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Any party hereto may change its address or e-mail address for notices and other communications hereunder by notice to the other parties hereto. (d) Electronic Systems. (i) Each Loan Party agrees that the Agent may, but shall not be obligated to, make Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System. (ii) Any Electronic System used by the Agent is provided “as is” and “as available”. The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System. In no event shall the Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including

-132- direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Agent’s transmission of communications through an Electronic System. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Agent or any Lender by means of electronic communications pursuant to this Section 9.01, including through an Electronic System. SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Lenders under this Agreement and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, to the extent permitted by law, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Agent or any Lender may have had notice or knowledge of such Default at the time. (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders, (ii) in the case of any other Loan Document (other than any such amendment to effectuate any modification thereto expressly contemplated by the terms of the other Loan Documents), pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders or (iii) as set forth in paragraph (g) of this Section; provided that no such agreement shall (A) increase the Term Commitment of any Lender without the written consent of such Lender; it being understood that a waiver of any condition precedent set forth in Article IV or the waiver of any Default or mandatory prepayment shall not constitute an increase of any Term Commitment of any Lender, (B) reduce or forgive the principal amount of any Term Loan or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder or change the currency in which any such amount is required to be paid, without the written consent of each Lender directly affected thereby, (C) postpone any scheduled date of payment of the principal amount of any Term Loan, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Term Commitment, without the written consent of each Lender directly affected thereby (it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans will not constitute a postponement of any date scheduled for, or a reduction in the amount of, any prepayment of Term Loans); provided that only the consent of the Required Lenders shall be necessary to amend the provisions of Section 2.11(c) providing for the default rate of interest, or to waive any obligations of the Borrower to pay interest at such default rate, (D) change Section 2.16(a) or (b) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender adversely affected thereby, (E) change any of the provisions of this Section 9.02 or the definition of “Required Lenders” or “Required Class Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender adversely affected thereby, (F) release all or substantially all of the Subsidiary Guarantors

-133- from their obligation under their Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender, (G) except as provided in clauses (c) and (d) of this Section 9.02 or in any Collateral Document, release all or substantially all of the Collateral, without the written consent of each Lender or (H) amend the definition of “Secured Obligations,” “Secured Hedging Obligations,” or “Secured Cash Management Obligations” without the written consent of each Lender adversely affected thereby; provided, further, that no such agreement shall amend, modify or otherwise (x) affect the rights or duties of the Agent hereunder without the prior written consent of the Agent or (y) make any change to the documents that by its terms affects the rights of any Class of Lenders to receive payments in any manner different than any other Class of Lenders without the written consent of the Required Class Lenders of such Class. (c) The Lenders hereby irrevocably agree that the Liens granted to the Agent by the Loan Parties on any Collateral shall be automatically released (i) upon the Discharge of Obligations, (ii) upon the sale or other disposition of the property constituting such Collateral (including as part of or in connection with any other sale or other disposition permitted hereunder) to any Person other than another Loan Party, to the extent such sale or other disposition is made in compliance with the terms of this Agreement (and the Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (iii) subject to clause (b) of this Section 9.02, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, (iv) to the extent the property constituting such Collateral is owned by any Loan Guarantor, upon the release of such Loan Guarantor from its obligations under its Loan Guaranty in accordance with the provisions of this Agreement or (v) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Agent and the Lenders pursuant to the Collateral Documents. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral to the extent required under the provisions of the Loan Documents. The Lenders irrevocably authorize the Agent to release or subordinate any Lien on any property granted to or held by the Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by paragraph (q) of the definition of “Permitted Liens” (solely as it relates to Indebtedness permitted to be incurred pursuant to Sections 6.01(b)(vi) or (b)(xxi)) (in each case, to the extent required by the terms of the obligations secured by such Liens) pursuant to documents reasonably acceptable to the Agent. (d) Notwithstanding anything to the contrary contained in this Section 9.02, any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Term Loans or Term Commitments of a particular Class (but not the Lenders holding Term Loans or Term Commitments of any other Class) and is not adverse in any material respect to any other Class may be effected by an agreement or agreements in writing entered into solely by the Borrower, the Agent and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at that time. (e) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement (or to replace such Non-Consenting Lender from the Class for which consent is being sought); provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Agent shall agree, as of such date, to purchase for cash the Term Loans and other

-134- Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non- Consenting Lender to be terminated as of such date and to comply with the requirements of subclause (b)(ii) of Section 9.04, (ii) the replacement Lender shall grant its consent with respect to the applicable proposed amendment, waiver or consent and (iii) the Borrower shall pay to such Non- Consenting Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.14 and 2.15 (assuming that the Term Loans of such Non-Consenting Lender have been prepaid on such date rather than sold to the replacement Lender). (f) If the Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. (g) Notwithstanding anything in this Section 9.02 to the contrary: (i) this Agreement may be amended in the manner contemplated by Sections 2.18, 2.19 and 2.20, in each case, without any additional consents (including, in the case of any Term Loans incurred or established pursuant to any such Section that are intended to be “fungible” with any then- existing Class of Term Loans, providing scheduled amortization in such other percentages or amounts as may be agreed by the Borrower and the Agent to ensure that such Term Loans are “fungible” with such then-existing Class of Term Loans) and (B) it is understood that any waiver, amendment or modification of Section 2.19 (including clause (a)(v) thereof) (and the definition of the term “Effective Yield” as used in such Section), or of any other “most favored nation” provision set forth in any Loan Document (and the defined terms relating thereto) may be effected pursuant to any agreement or agreements in writing entered into by the Borrower and the Required Lenders (or the Agent with the consent of the Required Lenders); (ii) in connection with any transaction permitted by Section 2.18, 2.19 and/or 2.20, the consent of the Agent (but not the consent of the Required Lenders or any other Lender or group of Lenders) shall be required for any amendment or modification that adds one or more provisions to the Loan Documents that are, in the reasonable judgment of the Agent, favorable to the Lenders; (iii) any Acceptable Intercreditor Agreement may be amended as provided therein or as provided in Section 8.05; and (iv) the Agent may, without the consent of any Secured Party, amend, waive or otherwise modify any provision in any Collateral Document, or consent to a departure by any Loan Party therefrom, to the extent the Agent determines that such amendment, waiver, other modification or consent is necessary in order to eliminate any conflict between such provision and the terms of this Agreement. SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable documented out-of-pocket expenses incurred by the Agent and its Affiliates, limited to, in the case of counsel for the Agent and such Affiliates, the reasonable and documented fees and out-of-pocket charges and disbursements of Cahill

-135- Gordon & Reindel LLP and, to the extent necessary, a single firm of local counsel in each appropriate local jurisdiction (which may include a single special counsel acting in multiple jurisdictions) or otherwise retained with the Borrower’s consent (such consent not to be unreasonably withheld or delayed), in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein and the preparation of the Loan Documents and related documentation, (ii) all reasonable documented out-of- pocket expenses incurred by the Agent and its Affiliates, limited to, in the case of legal counsel to the Agent and such Affiliates, the reasonable fees, charges and disbursements of one firm of counsel to the Agent and, to the extent necessary, a single firm of local counsel in each appropriate local jurisdiction (which may include a single special counsel acting in multiple jurisdictions) or otherwise retained with the Borrower’s consent (such consent not to be unreasonably withheld or delayed), in connection with the administration of the Loan Documents and any amendments, modifications or waivers of the provisions of any Loan Documents, (iii) all reasonable documented out-of-pocket expenses incurred by the Agent or the Lenders, including the reasonable documented fees, charges and disbursements of one firm of counsel to the Agent and the Lenders taken as a whole and one firm of local counsel for the Agent and Lenders in each applicable jurisdiction (and such additional counsel as the Agent or any Lender or group of Lenders determines are necessary in light of actual or potential conflicts of interest or the availability of different claims of defenses), in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Term Loans and other extensions of credit made hereunder, including all such reasonable documented out-of-pocket expenses incurred during any workout, restructuring or related negotiations in respect of such Term Loans. Expenses reimbursable by the Borrower under this Section 9.03 include, without limiting the generality of the foregoing, subject to any other applicable provision of any Loan Document, reasonable documented out-of-pocket costs and expenses incurred in connection with: (A) lien and title searches and title insurance; and (B) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent’s Liens. (b) The Borrower shall indemnify the Agent, the Joint Lead Arrangers and each Lender, in their capacities as such, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, but limited, in the case of the fees, charges and disbursements of counsel, to one firm of counsel (and to the extent reasonably necessary, one firm of local counsel in each relevant jurisdiction and one firm of regulatory counsel) for all Indemnitees, taken as a whole (and, in the case of an actual or perceived conflict of interest, one additional firm of counsel (and, if reasonably necessary, one additional firm of local counsel in each relevant jurisdiction) to all such affected Indemnitees, taken as a whole), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution, enforcement or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any actual or alleged Release or threat of Release at, on under or from any facility currently or formerly owned or operated by the Borrower or any of its Subsidiaries or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries or to any property owned or operated by the Borrower or any of its Subsidiaries, (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party

-136- or any of their respective Affiliates) or (iv) any Term Loan or the use or proposed use of the proceeds therefrom; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agent under clause (a) or (b) of this Section 9.03, each Lender severally agrees to pay to the Agent such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Agent in its capacity as such. (d) To the extent permitted by applicable law, no party to this Agreement shall assert, and each hereby waives, any claim against any other party hereto or any Related Party thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Term Loan or the use of the proceeds thereof; provided that nothing in this clause (d) shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. Other than to the extent required to be paid on the Closing Date, all amounts due under clauses (a) and (b) above shall be payable by the Borrower within ten (10) Business Days of receipt of an invoice relating thereto and setting forth such expenses in reasonable detail. All amounts due from the Lenders under clause (c) of this Section 9.03 shall be paid promptly after written demand therefor. SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) except as permitted by Section 6.03 or the definition of “Change of Control,” the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in clause (c) of this Section 9.04) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in subclause (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution or Disqualified Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Commitment and the Term Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Borrower; provided that the Borrower shall be deemed to have consented to an assignment of Term Loans unless it shall have objected thereto by written notice to the Agent within ten (10) Business Days after having received notice thereof; provided, further, that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a

-137- Lender, an Approved Fund or, if an Event of Default specified in clause (a) or (f) of Section 7.01 has occurred and is continuing, any other assignee (but not, for the avoidance of doubt, any Disqualified Institution); and (B) the Agent; provided that no consent of the Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Term Commitment or Term Loans of any Class, the amount of the Term Commitment or Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent) shall not be less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof, unless each of the Borrower and the Agent otherwise consents; provided that no such consent of the Borrower shall be required if an Event of Default specified in clause (a) or (f) of Section 7.01 has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this subclause (ii)(B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Term Commitments or Term Loans; (C) the parties to each assignment shall execute and deliver to the Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; provided that, notwithstanding the foregoing, no Assignment and Assumption shall be required in connection with any purchase and sale of any Term Loans held by any Non-Consenting Lender pursuant to Section 9.02(e); and (D) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws. For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. For the avoidance of doubt, Approved Funds shall not include any Disqualified Institutions.

-138- “Ineligible Institution” means (a) a natural person, (b) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof or (c) the Borrower or any of its Affiliates; provided that, with respect to clause (b), such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Term Loans or Term Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business. (iii) Subject to acceptance and recording thereof pursuant to subclause (b)(iv) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15 and 9.03 with respect to facts and circumstances occurring on or prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 (other than any purported assignment or transfer to a Disqualified Institution) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 9.04. (iv) The Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Commitment of, and principal amount (and related interest) of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, and solely with respect to its own interests, any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) of this Section 9.04 and any written consent to such assignment required by clause (b) of this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.02, 2.16(b) or 9.03(c), the Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this subclause (b)(v). (c) Any Lender may, without the consent of the Borrower or the Agent, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution

-139- or Disqualified Institution, in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Term Commitment and the Term Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in subclauses (A), (B), (C), (D), (F) and (G) of the first proviso to Section 9.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14 and 2.15 (subject to the requirements and limitations of such Sections, it being understood and agreed that the documentation required under Section 2.15(g) shall be delivered solely to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 9.04; provided that such Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.15, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant shall be subject to Section 2.16(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest) of each Participant’s interest in the applicable Term Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Term Commitments, Term Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Term Commitment, Term Loan or other obligation is in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender (other than to a Disqualified Institution), including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Notwithstanding anything to the contrary herein, if any Term Loans are assigned or any participations are purchased or otherwise acquired, without the Borrower’s consent (including, without limitation, in violation of this Section 9.04), to any Disqualified Institution, then: (i) no such Disqualified Institution shall (x) receive any information or reporting provided by the Borrower, the Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Agent or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Agent or the Lenders (other than a Disqualified Institution), (ii) for purposes of voting, any Term Loans, Commitments or participations held by such Disqualified

-140- Institution shall be deemed not to be outstanding and such Disqualified Institution shall have no voting or consent rights with respect to “Required Lender” or class votes or consents, in each case notwithstanding Section 9.02, (iii) for purposes of any matter requiring the vote or consent of each Lender affected by any amendment or waiver, such Disqualified Institution shall be deemed to have voted or consented to approve such amendment or waiver if a majority of the affected class so approves and (iv) such Disqualified Institution shall not be entitled to any expense reimbursement or indemnification rights ordinarily afforded to Lenders or Participants hereunder or in any Loan Document. (f) Notwithstanding anything to the contrary herein, the Agent shall provide a list identifying the Disqualified Institutions to any Lender upon such Lender’s request, but such list will not be otherwise posted or provided to any Person (verbally or in writing) by the Agent (provided, that, such Lender agrees to keep such information confidential and each Lender party to this Agreement expressly acknowledges that the Disqualified Institutions list shall be treated as “Information” subject to the restrictions of Section 9.12, except to the extent disclosure of a particular Disqualified Institution’s status is required in connection with a potential assignment or participation to such particular Disqualified Institution). The Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with provisions hereof relating to Disqualified Institutions, and, without limiting the generality of the foregoing, the Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective lender or participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information to any Disqualified Institution. SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Term Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Term Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Term Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the Discharge of Obligations or the termination of this Agreement or any provision hereof. SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and the Agency Fee Letter, dated as of June 30, 2017, by and among the Borrower and the Agent, and any separate letter agreements with respect to fees payable to the Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

-141- (b) Delivery of an executed counterpart of a signature page of (i) this Agreement, (ii) any other Loan Document and/or (iii) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. SECTION 9.07 Severability. To the extent permitted by law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any Loan Guarantor against any of and all the Obligations held by such Lender (other than any deposits in any Excluded Accounts (as defined in the Security Agreement) described in clause (a) of the definition thereof), irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Borrower and the Agent of such setoff or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff or application under this Section 9.08. The rights of each Lender under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. NOTWITHSTANDING THE FOREGOING, AT ANY TIME THAT ANY OF THE SECURED OBLIGATIONS SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO LENDER SHALL EXERCISE A RIGHT OF SETOFF, LENDER’S LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY LOAN DOCUMENT UNLESS IT IS TAKEN WITH THE CONSENT OF THE LENDERS REQUIRED BY SECTION 9.02 OF THIS AGREEMENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE AGENT PURSUANT TO THE COLLATERAL DOCUMENTS OR THE ENFORCEABILITY OF THE OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OR ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE PARTIES AS REQUIRED ABOVE, SHALL BE

-142- NULL AND VOID. THIS PARAGRAPH SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS. SECTION 9.09 Governing Law; Jurisdiction. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in clause (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) [Reserved]. (e) To the extent permitted by law, each party to this Agreement hereby irrevocably waives personal service of any and all process upon it and agrees that all such service of process may be made by registered mail (return receipt requested) directed to it at its address for notices as provided for in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

-143- SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. The Agent and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory, governmental or administrative authority, (c) to the extent required by law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially similar to or consistent with those of this Section 9.12, provided that no such disclosure shall be made by such Lender or such Agent or any of their respective Affiliates to any such Person that is a Disqualified Institution or any Person which the Borrower has declined to consent to the assignment of any Term Loans and Commitments, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any pledgee referred to in Section 9.04(d) or (iii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.12 or (ii) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrower. In addition, the Agents, the Lead Arrangers and the Lenders may disclose the existence of this Agreement and publicly available information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the credit extensions. For the purposes of this Section 9.12, “Information” means all information received from any Loan Party relating to the Loan Parties, the Subsidiaries or their respective businesses or the Transactions other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party or any of the Subsidiaries or that becomes publicly available other than as a result of a breach by such Agent or Lender of its obligations hereunder. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised substantially the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 9.13 Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Term Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that (a) it is not relying on or looking to any Margin Stock for the repayment of the Borrowings and other credit extensions provided for herein and acknowledges that the Collateral shall not include any Margin Stock and (b) it is not and will not become a “creditor” as defined in Regulation T or a “foreign branch of a broker-dealer” within the meaning of Regulation X. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any Requirement of Law. SECTION 9.14 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of such Act or Acts, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such

-144- Lender to identify each Loan Party in accordance with such Acts. Each Loan Party shall, promptly following a request by the Agent (on behalf of itself or any Lender), provide all reasonable documentation and other information that the Agent or such Lender reasonably requests that is a Requirement of Law in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. SECTION 9.15 Disclosure. Each Loan Party and each Lender hereby acknowledges and agrees that the Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates. SECTION 9.16 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Term Loan, together with all fees, charges and other amounts which are treated as interest on such Term Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Term Loan in accordance with applicable law, the rate of interest payable in respect of such Term Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Term Loan but were not payable as a result of the operation of this Section 9.16 shall be cumulated and the interest and Charges payable to such Lender in respect of other Term Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 9.17 Material Non-Public Information. (a) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON- PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (b) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. SECTION 9.18 No Fiduciary Duty, etc. The Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that none of the Agent, any Joint Lead Arranger or any Lender will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each of the Agent, each Joint Lead Arranger and each Lender is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or

-145- an agent of, the Borrower or any other person (including, without limitation, each other Loan Party). The Borrower agrees that it will not assert any claim against the Agent, any Joint Lead Arranger or any Lender based on an alleged breach of fiduciary duty by such Agent, Joint Lead Arranger or Lender in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that none of the Agent, any Joint Lead Arranger or any Lender is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and none of the Agent, any Joint Lead Arranger or any Lender shall have any responsibility or liability to the Borrower with respect thereto. The Borrower further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each of the Agent, each Joint Lead Arranger is, and certain of the Lenders are, full service securities or banking firms engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any of the Agent, any Joint Lead Arranger or any Lender may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, you and other companies with which you may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any of the Agent, any Joint Lead Arranger or any Lender or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. In addition, the Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each of the Agent, any Joint Lead Arranger or any Lender and any of their respective affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower may have conflicting interests regarding the transactions described herein and otherwise. None of the Agent, any Joint Lead Arranger or any Lender will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Person of services for other companies, and none of the Agent, any Joint Lead Arranger or any Lender will furnish any such information to other companies. The Borrower also acknowledges that none of the Agent, any Joint Lead Arranger or any Lender has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower, confidential information obtained from other companies. SECTION 9.19 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 9.19 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 9.19, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 9.19 shall remain in full force and effect until the satisfaction and discharge of all Guaranteed Obligations. The Borrower and each Qualified ECP Guarantor intends that this Section 9.19 constitute, and this Section 9.19 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of the Borrower and each Qualified ECP Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. SECTION 9.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement,

-146- arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. SECTION 9.21 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and the Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” of one or more Benefit Plans in connection with the Term Loans, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Term Loans and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Term Loans and this Agreement, (C) the entrance into, participation in, administration of and performance of the Term Loans and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are

-147- satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Term Loans and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, (I) unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (II) if such sub-clause (i) is not true with respect to a Lender and such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and the Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that: (i) none of the Agent or the Joint Lead Arrangers or Bookrunners or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, or any of the other Loan Documents), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Term Loans and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, a registered investment adviser, a registered broker-dealer or other person that has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E), (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Term Loans and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Term Loans and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Term Loans and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to the Agent or the Joint Lead Arrangers or Bookrunners or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Term Loans or this Agreement. (c) The Agent and the Joint Lead Arrangers hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Term Loans and this Agreement, (ii) may recognize a gain if it extended the Term Loans for an amount less than the amount being paid for an interest in the Term Loans by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency

-148- fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. SECTION 9.22 Acknowledgment Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support,” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.22, the following terms have the following meanings: (i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. (ii) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

-149- ARTICLE X LOAN GUARANTY SECTION 10.01 Guaranty. (a) Each Loan Guarantor hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, and absolutely and unconditionally guarantees to the Lenders the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations (collectively the “Guaranteed Obligations”). Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. For the avoidance of doubt, unless required by applicable law, the parties hereto acknowledge and agree to report consistently therewith that each Loan Guarantor shall be treated as a primary obligor of the Guaranteed Obligations for U.S. federal and state tax purposes. (b) The Borrower hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, and absolutely and unconditionally guarantees to the Lenders the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations (other than Secured Obligations that are expressly the obligations of the Borrower pursuant to the terms of any Loan Document, Hedge Agreement or Cash Management Agreement, which Secured Obligations shall continue to be the primary obligations of the Borrower) (collectively the “Borrower Guaranteed Obligations”). The Borrower further agrees that the Borrower Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. The provisions of this Article X (other than Section 10.12) shall apply equally to the Borrower as guarantor of the Borrower Guaranteed Obligations as to the Loan Guarantors as guarantors of the Guaranteed Obligations. SECTION 10.02 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Agent or any Lender to sue the Borrower, any Loan Guarantor, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any Collateral securing all or any part of the Guaranteed Obligations. SECTION 10.03 No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of the Borrower or any other guarantor of or other Person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Agent, any Lender, or any other Person, whether in connection herewith or in any unrelated transactions.

-150- (b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof. (c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Agent or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of the Borrower for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other Person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Agent or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations). SECTION 10.04 Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of the Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of the Borrower or any Loan Guarantor, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person. The Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security. SECTION 10.05 Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any Collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Agent and the Lenders. SECTION 10.06 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise, each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such

-151- amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Agent. SECTION 10.07 Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that neither the Agent nor any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks. SECTION 10.08 [Reserved]. SECTION 10.09 Maximum Liability. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Loan Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Loan Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Loan Guarantors or the Lenders, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Loan Guarantor’s “Maximum Liability”). This Section 10.09 with respect to the Maximum Liability of each Loan Guarantor is intended solely to preserve the rights of the Lenders to the maximum extent not subject to avoidance under applicable law, and no Loan Guarantor nor any other Person or entity shall have any right or claim under this Section 10.09 with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Loan Guarantor hereunder shall not be rendered voidable under applicable law. Each Loan Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Loan Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of the Lenders hereunder; provided that nothing in this sentence shall be construed to increase any Loan Guarantor’s obligations hereunder beyond its Maximum Liability. SECTION 10.10 Contribution. In the event any Loan Guarantor (a “Paying Guarantor”) shall make any payment or payments under this Loan Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guaranty, each other Loan Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s Guarantor Percentage (as defined below) of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Article X, each Non-Paying Guarantor’s “Guarantor Percentage” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non- Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrower after the Closing Date (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Loan Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Loan Guarantor, the aggregate amount of all monies received by such Loan Guarantors from the Borrower after the Closing Date (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Loan Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such Loan Guarantor’s Maximum Liability). Each of the

-152- Loan Guarantors covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of the Guaranteed Obligations. This provision is for the benefit of both the Agent, the Lenders and the Loan Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof. SECTION 10.11 Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Agent and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. SECTION 10.12 Release of Loan Guarantors. Notwithstanding anything in Section 9.02(b) to the contrary (i) a Subsidiary Guarantor shall automatically be released from its obligations hereunder and its Loan Guaranty shall be automatically released upon the consummation of any transaction permitted hereunder as a result of which such Subsidiary Guarantor ceases to be a Domestic Subsidiary of the Borrower and (ii) so long as no Event of Default has occurred and is continuing (A) a Restricted Subsidiary is designated as an Unrestricted Subsidiary in accordance with Section 5.14, (B) a Restricted Subsidiary is designated as a Receivables Subsidiary in connection with a Receivables Facility otherwise permitted hereunder and such Restricted Subsidiary owns no assets or engages in no activities other than such assets or activities which are the subject of such Receivables Facility or (C) a Loan Guarantor ceases to be a Wholly-Owned Subsidiary as a result of a transaction permitted by this Agreement, then in the case of each of clauses (A), (B) and (C), such Subsidiary Guarantor shall be automatically released from its obligations hereunder and its Loan Guaranty shall be automatically released upon notification thereof from the Borrower to the Agent. In connection with any such release, the Agent shall execute and deliver to any Subsidiary Guarantor, at such Subsidiary Guarantor’s expense, all documents that such Subsidiary Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to the preceding sentence of this Section 10.12 shall be without recourse to or warranty by the Agent. [remainder of page intentionally left blank]

Exhibit D Amended Security Agreement [See attached.]

EXECUTION VERSION

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of June 30, 2017 (this "Security Agreement"), among CLEAN HARBORS, INC., a Massachusetts corporation (the "Borrower"), each of the subsidiaries of the Borrower listed on Annex A hereto or that becomes a party hereto pursuant to Section 8.13 hereof (each such subsidiary being a "Subsidiary Grantor" and, collectively, the "Subsidiary Grantors"; the Subsidiary Grantors and the Borrower are referred to collectively as the "Grantors"), and GOLDMAN SACHS LENDING PARTNERS LLC, as administrative agent and collateral agent (hereinafter, in such capacity together with its successors and assigns, the "Agent") under the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, ~~concurrently with the execution and delivery hereof,~~ the Borrower ~~is entering into a~~and the Grantors entered into an Amended and Restated Credit Agreement, dated as of ~~the date hereof~~October 9, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with the Lenders from time to time party thereto and the Agent, pursuant to which the Lenders, subject to the terms and conditions set forth therein, have agreed to make Term Loans and other financial accommodations to the Borrower;

WHEREAS, pursuant to the Credit Agreement, each Grantor has unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, to the Agent and the Secured Parties the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the ~~Secured~~Guaranteed Obligations ~~(as defined below)~~;

WHEREAS, it is a condition precedent to the Lenders making any loans or otherwise extending credit to the Borrower under the Credit Agreement that the Grantors execute and deliver to the Agent, for the benefit of the Secured Parties and the Agent, a security agreement substantially in the form hereof in order to secure the payment and performance in full when due of the Secured Obligations;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Section 1.04 of the Credit Agreement shall apply herein *mutatis mutandis*.

(b) The following terms shall have the following meanings:

"Accounts Collateral" means:

~~5591090~~

(i) all Accounts;

(ii) all General Intangibles that arise from, relate to, or constitute proceeds of, Accounts;

(iii) all Chattel Paper (including all tangible and Electronic Chattel Paper) that arise from, relate to, or constitute proceeds of Accounts;

(iv) all Instruments (including all promissory notes) that arise from, relate to, or constitute proceeds of Accounts;

(v) all Documents that arise from, relate to, or constitute proceeds of Accounts;

(vi) all Deposit Accounts and Securities Accounts subject to a Control Agreement or otherwise subject to the dominion and control of the Agent;

(vii) all letters of credit, banker's acceptances and similar instruments and including all Letter-of-Credit Rights that arise from, relate to, or constitute proceeds of Accounts;

(viii) all Supporting Obligations to and in respect of Accounts, including (A) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to Accounts, (B) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lien or secured party, (C) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts, including returned, repossessed and reclaimed goods, and (D) deposits by and property of Account Debtors or other persons securing the obligations of Account Debtors;

(ix) all Investment Property (including Securities, whether certificated or uncertificated, Securities Accounts, Security Entitlements, Commodity Contracts or Commodity Accounts) and all monies, credit balances, deposits and other property of any Grantor now or hereafter held or received in transit to any Secured Party or their Affiliates or at any other depository or other institution from or for the account of any Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, in each case, that arise from, relate to, or constitute proceeds of Accounts;

(x) all Commercial Tort Claims relating to Accounts; and

(~~xii~~xi) all products and Proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the Accounts Collateral.

"Agent" shall have the meaning assigned to such term in the recitals hereto.

~~-2-~~

"Annual Update Date" means, at any time, the date on which a Compliance Certificate is next required to be delivered with respect to annual financial statements pursuant to Section 5.01(c) of the Credit Agreement.

"Collateral" shall have the meaning assigned to such term in Section 2.

"Collateral Deposit Account" shall have the meaning assigned to such term in Section 5.3.

"Control" shall mean (i) in the case of each Deposit Account, "control," as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, "control," as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, "control," as such term is defined in Section 9-106 of the UCC.

"Control Agreement" means (a) with respect any Deposit Account maintained by any Grantor, an agreement establishing the Agent's Control with respect to such Deposit Account, among such Grantor, an institution maintaining such Grantor's Deposit Account, and the Agent, and (b) with respect to any Securities Account maintained by any Grantor, an agreement establishing the Agent's control with respect to such Securities Account, among such Grantor, an institution maintaining such Grantor's Securities Account, and the Agent, in each case, in form and substance reasonably satisfactory to the Agent.

"Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now owned or hereafter acquired by any Grantor (including all Copyrights) or that any Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now owned or hereafter acquired by any third party, and all rights of any Grantor under any such agreement, including those exclusive agreements listed on Schedule 1 but excluding any "off the shelf" software.

"copyrights" means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country or jurisdiction, whether as author, assignee, transferee or otherwise, whether registered or unregistered, whether statutory or common law and whether published or unpublished and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations and pending applications for registration in the United States Copyright Office.

"Copyrights" means all copyrights now owned or hereafter acquired by any Grantor, including those listed on Schedule 2.

"Distributions" shall mean, collectively, with respect to each Grantor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Grantor in respect of or in exchange for any or all of the Pledged Securities.

-3-

"Excluded Accounts" shall mean ~~(a)~~ Deposit Accounts, Securities Accounts, Commodity Accounts or any other similar accounts of any Loan Party ~~exclusively~~(and all cash, Cash Equivalents and other securities or investments held therein) (a) used exclusively for payroll, payroll taxes ~~or~~, withholding taxes, tax payments, employee benefits ~~in the ordinary course of business and (b) other Deposit Accounts of the Loan Parties~~and other employee wage and benefit payments to or for the benefit of employees, (b) used exclusively as escrow, fiduciary (maintained for the benefit of an unaffiliated third party) or trust accounts (maintained for the benefit of an unaffiliated third party), (c) that hold any cash or Cash Equivalents subject to a Permitted Lien described in clause (bb) of the definition thereof or cash collateral permitted to be deposited with a Person holding a Permitted Lien described in clause (bb) of the definition thereof, in each case, to the extent the documentation governing such Lien prohibits the creation of any other Lien on such account, (d) that are zero balance accounts, or (e) containing not more than $~~1,000,000~~25,000,000 in the aggregate at any time; provided that, in no event shall any account constitute an Excluded Account if it is subject to a control agreement in favor of the ABL Agent.

"Excluded Property" shall mean:

(a) assets owned by any Grantor on the date hereof or hereafter acquired that are subject to a Lien securing Secured Indebtedness in respect of purchase money obligations or Capitalized Lease Obligations permitted to be incurred ~~pursuant to clause (q) of the definition of "Permitted Liens" in~~under the Credit Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for such ~~Debt~~Indebtedness in respect of such purchase money obligations or Capitalized Lease Obligations) validly prohibits the creation of any other Lien on such assets and proceeds (except to the extent such prohibition or restriction is ineffective after giving effect to the applicable provision of the UCC of any relevant jurisdiction or any other applicable law);

(b) any property of a person existing at the time such person is acquired or merged with or into or consolidated with any Grantor that is subject to a Permitted Lien ~~permitted pursuant to clause (q) of the definition of "Permitted Liens" in the Credit Agreement~~ to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such property~~; provided that such prohibition is not created or incurred in connection with, or in contemplation of, such acquisition~~ (except to the extent such prohibition or restriction is ineffective after giving effect to the applicable provision of the UCC of any relevant jurisdiction or any other applicable law); provided that such Permitted Lien or prohibition is not created or incurred in connection with, or in contemplation of, this clause (b);

(c) any intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would result in the loss by such Grantor of any material rights therein;

(d) any ~~Securities~~Capital Stock in (i) a non-wholly owned Subsidiary to the extent and for so long as the grant by a Grantor of a Security Interest therein pursuant to this Security Agreement in its right, title and interest in any such Securities is prohibited by any shareholder, joint venture or similar agreement governing such Securities without the consent of

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any other party thereto (other than a Grantor) (except to the extent such consent has been obtained) or would give any other party (other than a Grantor) to any such shareholder, joint venture or similar agreement governing such Securities the right to terminate its obligations thereunder, in each case, other than to the extent that any such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law) (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents referred to in this clause (d)) and (ii) any Excluded Subsidiary described in clauses (b), (e), (f), (g) or (h) of the definition thereof;

(e) voting Capital Stock of any CFC or any FSHCO that is in excess of 65% of the outstanding voting Capital Stock of any such CFC or FSHCO;

(ef) assets of any ForeignExcluded Subsidiary;

(fg) any property or asset only to the extent and for so long as the grant of a security interest in such property or asset is prohibited by any applicable law or requires the consent, approval, license or authorization not obtained of any Governmental Authority pursuant to any applicable law (except to the extent such prohibition or restriction is ineffective after giving effect to the applicable provision of the UCC of any relevant jurisdiction or any other applicable law); and

(h) any lease, license, contract or agreement or any rights or interests thereunder if and for so long as the grant of a security interest therein would constitute or result in a breach or termination pursuant to the terms of, or a default under, such lease, license, contract or agreement (except to the extent such prohibition or restriction is ineffective after giving effect to the applicable provision of the UCC of any relevant jurisdiction or any other applicable law);

(i) any governmental licenses or state or local franchises, charters and authorizations if and for so long as the grant of a security interest therein is prohibited or restricted thereby (except to the extent such prohibition or restriction is ineffective after giving effect to the applicable provision of the UCC of any relevant jurisdiction or any other applicable law);

(j) any assets to the extent a security interest in such assets would result in material adverse tax consequences to the Borrower and its Restricted Subsidiaries as reasonably determined by the Agent and the Borrower;

(k) Excluded Accounts described in clauses (a) through (c) of the definition thereof; and

(gl) any other property or asset as to which the Agent, in consultation with the Borrower, shall reasonably determine that the costs of obtaining such security interests are excessive in relation to the value of the security to be offered thereby;

provided, however, that (A) Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in the foregoing clauses (a), (b), (c), (d), (e),

-5-

~~(f) or (g) (~~unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in ~~clause (a), (b), (c), (d), (e), (f) or (g)~~such clauses), (B) any property or asset that constitutes Excluded Property by reason of any violation ~~or~~, restriction or prohibition shall cease to be Excluded Property upon the ineffectiveness, lapse or termination of such ~~prohibition or~~violation, restriction or prohibition, and (C) no assets shall constitute "Excluded Property" to the extent such assets are subject (or purported to be subject) to Liens securing any Junior Indebtedness or any ABL Obligations (as defined in the ABL Intercreditor Agreement) (provided that this clause (C) shall not apply to assets constituting Foreign Collateral (as defined in the Intercreditor Agreement) securing any ABL Obligations).

"Final Date" shall mean the date upon which there has been a Discharge of Obligations.

"Intellectual Property" shall mean all rights, priorities and privileges relating to intellectual property, whether arising under ~~United~~Unites States, multinational or foreign laws or otherwise now owned or hereafter acquired, including (a) all proprietary information used or useful arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, confidential business information, techniques, processes, formulas and all other proprietary information, and (b) ~~the~~ Copyrights, ~~the~~ Patents, ~~the~~ Trademarks and ~~the Licenses and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom~~Licenses.

"Intercreditor Agreements" means the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement and the Junior Lien Intercreditor Agreement, in each case, as in effect from time to time.

"Investment Property" shall mean all "investment property" as such term is defined in Section 9-104 of the UCC, all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now or hereafter acquired by any Grantor.

"License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party.

"Motor Vehicle Laws" shall mean all U.S. Federal, state, provincial and local laws, regulations, rules and judicial or agency determinations and orders applicable to the ownership and/or operation of vehicles (including, without limitation, any Rolling Stock), or the business of the transportation of goods by motor vehicle, including, without limitation, laws, regulations, rules and judicial or agency determinations and orders promulgated or administered by the Federal Highway Administration, the Federal Motor Carrier Safety Administration, the National Highway Traffic Safety Administration, the Surface Transportation Board and other state, provincial and local Governmental Authorities with respect to vehicle safety and registration and motor carrier insurance, financial assurance, credit extension, contract carriage, tariff and reporting requirements.

~~-6-~~

"License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party.

"Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention or design on which a patent, now owned or hereafter acquired by any Grantor (including all Patents) or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention or design on which a patent, now owned or hereafter acquired by any third party, is in existence, and all rights of any Grantor under any such agreement, including those exclusive agreements listed on Schedule 3.

"patents" means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all patents of the United States or the equivalent thereof in any other country or jurisdiction, all registrations and recordings thereof, and all applications for patents of the United States or the equivalent thereof in any other country or jurisdiction, including registrations and pending applications in the United States Patent and Trademark Office or any similar offices in any other country or jurisdiction, and (b) all rights and privileges arising under applicable law with respect to such Person's use of any patents, all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions or designs disclosed or claimed therein, including the right to make, use and/or sell the inventions or designs disclosed or claimed therein.

"Patents" means all patents now owned or hereafter acquired by any Grantor, including those listed on Schedule 4.

"Pledged Securities" shall mean, collectively, with respect to each Grantor, ~~(i)~~ all issued and outstanding Equity Interests of ~~each~~any issuer ~~set forth on Schedule 9 to the Perfection Certificate as being~~ owned by such Grantor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Grantor (including by issuance), together with all rights, privileges, authority and powers of such Grantor relating to such Equity Interests in each such issuer or under any organizational document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, ~~(ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Grantor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Grantor (including by issuance), together with all rights, privileges, authority and powers of such Grantor relating to such Equity Interests or under any organizational document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all~~including any Equity Interests issued in respect of ~~the~~such Equity Interests ~~referred to in clause (i) or (ii)~~ upon any consolidation or merger of any issuer of such Equity Interests, excluding, in each case, any Excluded Property.

~~-7-~~

"Rolling Stock" shall mean all trucks, trailers, tractors, service vehicles, automobiles, other registered mobile equipment and any other Equipment covered by a certificate of title or ownership.

"Secured Parties" shall mean, collectively, the Agent, the Joint Lead Arrangers, the Lenders, each Person to whom Secured Cash Management Obligations are owed, each Person to whom Secured Hedging Obligations are owed and all successors, indorsees, transferees and assigns of the foregoing.

"Security Agreement" shall mean this Security Agreement, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

"Security Interest" shall have the meaning assigned to such term in Section 2.

"Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now owned or hereafter acquired by any Grantor (including any Trademark) or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now owned or hereafter acquired by any third party, and all rights of any Grantor under any such agreement, including those exclusive agreements listed on Schedule 5 but excluding any "off the shelf" software.

"trademarks" means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, domain names, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now owned or hereafter acquired, all registrations and recordings thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

"Trademarks" means all trademarks now owned or hereafter acquired by any Grantor, including those listed on Schedule 6 hereto.

~~(c)~~ (a) As used herein, the following terms are defined in accordance with the UCC in effect in the State of New York from time to time: "Account," "Chattel Paper," "Commercial Tort Claim," "Electronic Chattel Paper," "Equipment," "Goods," "Instrument," "Inventory," "Letter-of-Credit Right," "Proceeds," "Securities," "Securities Accounts," and "Supporting Obligation". In addition, other terms relating to Collateral used and not otherwise defined herein that are defined in the UCC shall have the meanings set forth in the UCC.

~~(d)~~ (b) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section, subsection and Schedule references are to this Security Agreement unless otherwise specified. The words

~~-8-~~

“include,” “includes” and “including” shall be deemed to be followed by the phrase “withoutlimitation.” (e) (c) The meanings given to terms defined herein shall be equally applicable toboth the singular and plural forms of such terms.(f) (d) Where the context requires, terms relating to the Collateral or any partthereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or therelevant part thereof2. Grant of Security Interest.(a) Each Grantor hereby bargains, sells, conveys, assigns, setsover, mortgages, pledges, hypothecates and transfers to the Agent, for the benefit of the SecuredParties, and hereby grants to the Agent, for the benefit of the Secured Parties, a security interest(the “Security Interest”) in all of the following property now owned or hereafter acquired bysuch Grantor or in which such Grantor now has or at any time in future may acquire any right,title or interest and wherever located (collectively, the “Collateral”), as collateral security for theprompt and complete payment and performance when due (whether at the stated maturity, byacceleration or otherwise) of the Secured Obligations:(i) all Accounts Collateral;(ii) all cash and/or money;(iii) all Chattel Paper;(iv) all Deposit Accounts;(v) all Documents;(vi) all General Intangibles;(vii) all Instruments;(viii) all Intellectual Property;(ix) all Goods, including Equipment and Inventory ;(x) all Investment Property;(xi) all Commercial Tort Claims described onSchedule 12 to the Perfection Certificateperfection certificate delivered by the Borrowerto the Agent on the date hereof;(xii) all Supporting Obligations;(xiii) all Letter-of-Credit Rights;-9-

(xiv) all Rolling Stock and any other motor vehicles, trucks, trailers, tractors, service vehicles, automobiles, other mobile equipment and any other Equipment whether or not covered by a certificate of title or ownership;

(xv) books and records pertaining to the Collateral;

(xvi) any other contract rights or rights to payment of money, insurance claims and proceeds; and

(xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xvii) above, the security interest created by this Security Agreement shall not extend to, and the term "Collateral" shall not include, any Excluded Property.

(b) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments or continuations thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner such as "all assets" or "all personal property, whether now owned or hereafter acquired." Each Grantor agrees to provide such information to the Agent promptly upon reasonable written request.

Each Grantor also ratifies its authorization for the Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents executed by any Grantor as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing, recording or protecting the Security Interest granted by each Grantor over each Grantor's registrations and applications for Copyrights, Patents and Trademarks, and naming any Grantor or the Grantors as debtors and the Agent as secured party.

The Security Interests are granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

~~10~~

3. Representations And Warranties.

Each Grantor hereby represents and warrants to the Agent and each Secured Party that:

3.1 ~~3.1.~~ Title; No Other Liens. Except for the Security Interest granted to the Agent for the benefit of the Secured Parties pursuant to this Security Agreement and other Liens permitted by the Credit Agreement, such Grantor owns or has the right to use each item of the Collateral free and clear of any and all Liens~~ or claims of others~~. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral that evidences a Lien securing any ~~material Debt~~Material Indebtedness is on file or of record in any public office, except such as have been filed in favor of the Agent, for the benefit of the Secured Parties, pursuant to this Security Agreement or are permitted by the Credit Agreement.

3.2 ~~3.2.~~ Perfected First Priority Liens.

(a) Subject to the limitations set forth in clause (b) of this subsection 3.2, the Security Interests granted pursuant to this Security Agreement (i) will constitute valid perfected Security Interests in the Collateral in favor of the Agent, for the benefit of the Secured Parties, as collateral security for the Secured Obligations, upon (A) the filing of all financing statements naming each Grantor as "debtor" and the Agent as "secured party" and describing the Collateral in the applicable filing offices, (B) delivery of all Instruments, Chattel Paper and certificated Securities, together with instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify, (C) in the case of Rolling Stock on which the Agent is granted a Lien~~ pursuant to subsection 4.8~~, the ownership of which under applicable law (including, without limitation, any Motor Vehicle Law) is evidenced by a certificate of title or ownership, the notation of the Security Interest created hereunder noted thereon (it being understood that no such actions are required hereunder or under any of the other Loan Documents), (D) in the case of Deposit Accounts, Securities Accounts or Commodity Accounts, the delivery of a Control Agreement~~ and~~, (E) in the case of Pledged Securities, obtaining control to perfect the Liens created by this Agreement, and (F) completion of the filing, registration and recording of a fully executed agreement substantially in the form of Annex 3 hereto and containing a description of all Collateral constituting registrations and applications for Intellectual Property in the United States Patent and Trademark Office pursuant to 35 USC §261 and 15 USC §1060 and the regulations thereunder with respect to United States Patents and United States registered and applied for Trademarks; and in the United States Copyright Office with respect to United States registered Copyrights pursuant to 17 USC §205 and the regulations thereunder and otherwise as may be required pursuant to the laws of any other necessary jurisdiction to the extent that a security interest may be perfected by such filings, registrations and recordings, and (ii) are prior to all other Liens on the Collateral other than Permitted Liens~~ permitted to have priority under the Credit Agreement~~.

(b) Notwithstanding anything to the contrary herein, no Grantor shall be required to perfect the Security Interests granted by this Security Agreement (including Security Interests in cash, cash accounts and Investment Property) by any means other than by (i) filings pursuant to the Uniform Commercial Codes of the relevant State(s), (ii) ~~subject to subsection 4.8, ~~filings with ~~the registrars of motor vehicles or other appropriate~~

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authorities in the relevant jurisdictions, (iii) filings approved by United States government offices with respect to registrations and applications of Intellectual Property, (iviii) in the case of Collateral that constitutes Tangible Chattel Paper, Instruments, Certificated Securities or Negotiable Documents, in each case with an individual value in excess of $25,000,000, possession by the Agent, (viv) the obtaining of Control Agreements over Deposit Accounts and Securities Accounts (including, without limitation, those listed on Schedule 8) other than Excluded Accounts, and (viv) taking the actions specified in Sections 4.5 (with respect to Commercial Tort Claims with an individual value in excess of $25,000,000) or Sections 4.10 (with respect to Letter-of-Credit Rights); provided, however, that each Grantor shall be required to do the following in order to perfect the Security Interests granted under this Security Agreement: (i) comply with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's security interest in such Collateral; (ii) obtain governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Agent, including any consent of any licensor, lessor or other person obligated on the Collateral, (iii) obtain waivers from mortgagees and landlords in form and substance satisfactory to the Agent, and (iv) take all actions under any earlier versions of the UCC as in effect in the State of New York or under any other law, as reasonably determined by the Agent to be applicable. No with an individual value in excess of $25,000,000). For the avoidance of doubt, no Grantor shall be required to enter into any security agreements governed by the laws of any jurisdiction outside of the United States or complete any filings or other action with respect to the perfection of Security Interests in any jurisdiction outside the United States.

(c) Subject to the terms of the Credit Agreement, it is understood and agreed that the Security Interests in cash, Deposit Accounts, Securities Accounts, Commodity Accounts and Investment Property created hereunder shall not prevent the Grantors from using such assets in the ordinary course of their respective businesses.

3.3 3.3. Collateral Locations. OnAs of the Closing Datedate hereof, all of such Grantor'sGrantor's locations where Inventory is located (except for Equipment or Inventory in transit, that has been sold (including sales on consignment or approval in the ordinary course of business), that is out for repair or maintenance or any Collateral with a value less than $1,000,000 in the aggregate) are listed on Schedule 7. All such locations are, as of the date hereof, owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated in part (b) of Schedule 7 and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in part (c) of Schedule 7.

3.4 3.4. Accounts and Chattel Paper. TheExcept as would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, the names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated at the time furnished in all records of such Grantor relating thereto and in all invoices and other reports with respect thereto furnished to the Agent by such Grantor from time to time.

3.5 3.5. Inventory. WithExcept as would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, with respect to any

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Inventory that is Collateral, (a) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition other than the payment of royalties incurred pursuant to the sale of such Inventory in the ordinary course of business, (b) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder, to the extent required thereby and (c) the completion of manufacture, sale or other disposition of such Inventory by the Agent after the occurrence and during the continuation of an Event of Default shall not require the consent of any Person (other than any landlord with respect to any leased real property of such Grantor in respect of which no lien waiver has been obtained or as required by applicable law) and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.

3.6. Perfection Certificate. All information set forth on the Perfection Certificate relating to the Collateral and each Mortgaged Property is accurate and complete, and there has been no change in any of such information since the date on which the Perfection Certificate was signed by such Grantor.

4. Covenants.

Each Grantor hereby covenants and agrees with the Agent and the Secured Parties that, from and after the date of this Security Agreement until the Final Date:

4.1 4.1. Maintenance of Perfected Security Interest; Further Documentation.

(a) SuchExcept as permitted under the Credit Agreement, such Grantor shall maintain the Security Interest created by this Security Agreement as a perfected Security Interest having at least the priority describedto the extent required in subsection 3.2 and shall use commercially reasonable efforts to defend such Security Interest against the claims and demands of all Persons whomsoever, in each case subject to subsection 3.2(b).

(b) Such Grantor will furnish to the Agent and the Secured Parties from time to time (but with no obligation to furnish more frequently than once per calendar quarter when no Event of Default has occurred and is continuing) statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Agent may reasonably request in writing. In addition, withinon or before the later of (x) the next Annual Update Date after such Financial Officer obtaining knowledge thereof and (y) the date that is thirty (30) days after the end of each calendar quarter, such Grantor will deliver to the Agent a written supplement hereto substantially in the form of Annex 2 hereto with respect to any additional registrations and applications for Copyrights, Patents, Trademarks and any material exclusive Licenses acquired by such Grantor after the date hereof, all in reasonable detail ("After-Acquired Intellectual Property"), and shall promptlysuch Financial Officer obtaining knowledge thereof (or such longer period as Agent may agree in its sole discretion), such Grantor shall promptly notify the Agent of and execute and deliver to the Agent agreement(s) substantially in the form of Annex 3 hereto covering

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suchany additional registrations and applications for Copyrights, Patents, or Trademarks in each case that are material to the Borrower's and its Restricted Subsidiaries' business taken as a whole in the United States Copyright Office or United States Patent and Trademark Office and any exclusive Copyright Licenses that are material to the Borrower's and its Restricted Subsidiaries' business taken as a whole ("After-Acquired Intellectual Property"), and shallat the Agent's reasonable written request shall promptly record such agreement(s) with the United States Patent and Trademark Office and/or the United States Copyright Office to perfect and record the Security Interest hereunder in any such After-Acquired Intellectual Property.

(c) Subject to clause (d) below and subsection 3.2(b), each Grantor agrees that at any time and from time to time, at the reasonable written request of the Agent, at the reasonable expense of such Grantor, it will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents), which may be required under any applicable law, or which the Agent or the Required Lenders may reasonably request, in order (x) to grant, preserve, protect and perfect the validity and priority of the Security Interests created or intended to be created hereby or (y) to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Security Interests created hereby, all at the reasonable expense of such Grantor.

(d) Notwithstanding anything in this subsection 4.1 to the contrary, (i) with respect to any assets acquired by such Grantor after the date hereof that are required by the Credit Agreement to be subject to the Lien created hereby or (ii) with respect to any Person that, subsequent to the date hereof, becomes a Subsidiary of the Borrower that is required by the Credit Agreement to become a party hereto, the relevant Grantor after the acquisition or creation thereof shall promptly take all actions required by the Credit Agreement or this subsection 4.1.

4.2 4.2. Changes in Locations, Name, etc. Each Grantor will furnish to the Agent promptly (and in any event within thirty (30) days of such change, or such longer period as Agent may agree in its sole discretion) a written notice of any change (i) in its legal name, (ii) in its jurisdiction of incorporation or organization, or (iii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office), (iv) in its identity or type of organization or corporate structure or (v) in its Federal Taxpayer Identification Number or organizational identification number. Each Grantor agrees promptly (and in any event within such thirty (30) day period (or such longer period as Agent may agree in its sole discretion)) to provide the Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees to promptly take all actions reasonably necessary or advisable to maintain a valid, legal and perfected security interest in all the Collateral having at least the priority describedto the extent required in subsection 3.2.

4.3 [Reserved.]

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4.4 [Reserved.]

4.3. Notices. Each Grantor will advise the Agent and the Secured Parties promptly, in reasonable detail, of any Lien of which it has knowledge (other than the Security Interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect, in any material respect, the ability of the Agent to exercise any of its remedies hereunder.

4.4. Filings with the United States Patent and Trademark Office and the United States Copyright Office. Each Grantor agrees to file all appropriate and necessary documents with the United States Patent and Trademark Office and the United States Copyright Office required to record the Security Interest created hereunder and evidence that the registrations and applications for United States Trademarks, Patents and Copyrights listed on Schedules 2, 4 and 6 hereto (or any supplement hereto) are free and clear of any Liens (other than any Lien created under this Security Agreement or permitted under the Credit Agreement) recorded in such offices in respect of such registrations and applications for United States Trademarks, Patents and Copyright.

4.5 4.5. Commercial Tort Claims. Each Grantor shall promptly, and in any event within ten (10) Business Daysthirty (30) days (or such longer period as Agent may agree in its sole discretion) after the same is acquired by it, notify the Agent of any Commercial Tort Claims acquired by it which could reasonably be expected to result in award damages in excess of $1,000,00025,000,000in writing signed by such Grantor providing the brief details thereof and grant to the Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

4.6 4.6. [Reserved].

4.7 4.7. Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate. Each Instrument and each item of Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Chattel Paper not previously delivered to the Agent exceeds $500,000 in the aggregate for all Grantors exceeds $25,000,000 individually, the Grantor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within fivethirty (530) days (or such longer period as Agent may agree in its sole discretion) after receipt thereof) endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

4.8. Special Covenants with Respect to Rolling Stock. Each Grantor covenants and agrees that, in the event that such Grantor perfects (or purports to perfect) any

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Liens on any Rolling Stock to any Person, then simultaneously therewith such Grantor shall notify the Agent thereof in writing and without request of the Agent, such Grantor shall take whatever action as may be necessary or as may be advisable in the opinion of the Agent to perfect the Agent's Security Interest in such Rolling Stock, including without limitation, (a) causing such Rolling Stock (whether then owned or thereafter acquired by such Grantor) that, under applicable law, is required to be registered, to be properly registered (including, without limitation, the payment of all necessary taxes and receipt of any applicable permits) in the name of such Grantor and causing such Rolling Stock (whether then owned or thereafter acquired by such Grantor), the ownership of which, under applicable law (including, without limitation, any Motor Vehicle Law), is evidenced by a certificate of title or ownership, to be properly titled in the name of such Grantor, and in the case of any individual Rolling Stock of such Grantor with a fair market value in excess of $50,000, the Security Interest of the Agent shall be noted thereon, and (b) authorizing the Agent to enter into a collateral agency agreement, at the expense of the Grantors, with a Person reasonably acceptable to the Grantors to act as collateral agent with respect to Rolling Stock for the benefit of the Agent.

4.8 [Reserved.]

4.9 4.9. Pledged Securities and Investment Property.

(a) Each Grantor represents and warrants that all certificates, agreements or instruments representing or evidencing the Pledged Securities in existence on the date hereof have been delivered to the Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Agent has a perfected first priority security interest therein to the extent required in subsection 3.2. If any Grantor shall, now or at any time hereafter, hold or acquire any certificated, agreements or instruments representing or evidencing the Pledged Securities, such Grantor shall promptly (but in any event within thirty (30) days (or such longer period as Agent may agree in its sole discretion) after receipt thereof) forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify. If any Pledged Securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Agent thereof and, at the Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (a) cause the issuer to agree to comply without further consent of such Grantor or such nominee, at any time with instructions from the Agent as to such Pledged Securities , or (b) arrange for the Agent to become the registered owner of the Pledged Securities. If any Pledged Securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall immediately notify the Agent thereof and, at the Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of such Grantor or such nominee, at any time with entitlement orders or other instructions from the Agent to such securities intermediary as to such Securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such commodity intermediary, or (ii) in the case of financial assets or other Investment Property held through a

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securities intermediary, arrange for the Agent to become the entitlement holder with respect to such Investment Property, with such Grantor being permitted, only with the consent of the Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Agent agrees with each Grantor that the Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur.

(b) In the case of each Grantor which is an issuer of Pledged Securities, such Grantor agrees to be bound by the terms of this Security Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it. In the case of each Grantor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Grantor hereby consents to the extent required by the applicable organizational document to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Agent or its nominee and to the substitution of the Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

(c) So long as no Event of Default shall have occurred and be continuing:

(i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms or purposes hereof, or the Credit Agreement or any other document evidencing the Secured Obligations; provided, however, that no Grantor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

(ii) Each Grantor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Agent to hold as Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor and be promptly (but in any event within fivethirty (30) days after receipt thereof (or such longer period as Agent may agree in its sole discretion)) delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement).

(d) Upon the occurrence and during the continuance of any Event of Default:

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(i) All rights of each Grantor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 4.9(c)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right, subject to at least three (3) Business Days' prior written notice to such Grantor, to exercise such voting and other consensual rights.

(ii) All rights of each Grantor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 4.9(c)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to receive and hold as Collateral such Distributions.

4.10 4.10. Letter-of-Credit Rights. If any Grantor is, now or at any time hereafter, a beneficiary under a letter of credit with an individual face value in excess of $25,000,000now or hereafter, such Grantor shall promptly notify the Agent thereof and, at theon or before the later of (x) the next Annual Update Date after such Financial Officer obtaining knowledge thereof and (y) the date that is 30 days after such Financial Officer obtaining knowledge thereof (or such longer period as Agent may agree in its sole discretion) and, at the reasonable written request and option of the Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Agent, either (a) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Agent of the proceeds of the letter of credit or (b) arrange for the Agent to become the transferee beneficiary of the letter of credit, with the Agent agreeing, in each case, that the proceeds of the letter of credit are to be applied as provided in the Credit Agreement.

4.11 4.11. Deposit Accounts and Securities Accounts.

(a) As of the date hereof, no Grantor has any Deposit Accounts or Securities Accounts other than the accounts listed in Schedule 8. For each Deposit Account (including, without limitation, those listed on Schedule 8, but excluding any Excluded Account and subject to clause (c) below) that any Grantor, now or at any time hereafter, opens or maintains and with respect to any Deposit Accounts (other than any Excluded Accounts) of a Grantor that becomes a party hereto after the date hereof, such Grantor shall, take all actions necessary to establish the Agent's Control of each such Deposit Account, including by entering into and causing the related deposit account bank to enter into a Control Agreement within ninety (90) days (or such longer period as Agent may agree in its sole discretion) after the opening of such Deposit Account or the date such Grantor becomes a party hereto.

(b) For each Securities Account (including, without limitation, those listed on Schedule 8, but excluding any Excluded Account and subject to clause (c) below) that any Grantor, now or at any time hereafter, opens or maintains and with respect to any Securities Accounts (other than any Excluded Accounts) of a Grantor that becomes a party hereto after the date hereof, such Grantor shall notify the Agent of any such Securities Account (to the extent not previously notified or scheduled on Schedule 8 or any supplement thereto), at the Agent's reasonable written request and option, within ninety (90) days (or such longer period as Agent may agree in its sole discretion) after the opening of such Securities Account or the

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date such Grantor becomes a party hereto, pursuant to a Control Agreement ~~in form and substance satisfactory to the Agent~~, cause the securities intermediary to agree to comply without further consent of such Grantor, at any time with instructions from the Agent to such securities intermediary directing the disposition of funds or financial assets from time to time credited to such Securities Account.

(c) With respect to each Deposit Account and Securities Account set forth on Schedule 8, each Grantor hereby covenants that, on or before ninety calendar days after the date hereof, each Grantor shall (i) close all such Deposit Accounts and Securities Accounts or (ii) with respect to any Deposit Account or Securities Account not closed, enter into a Control Agreement in favor of the Agent and the Lenders with respect to such account. No Grantor shall hereafter establish and maintain any Deposit Account or Securities Account unless such Grantor shall have duly executed and delivered to the Agent a Control Agreement with respect to such Deposit Account or Securities Account within the time periods required herein.

(d) The Agent agrees with each Grantor that the Agent shall not give any such entitlement orders or instructions or directions to any issuer, depositary bank, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, unless an Event of Default has occurred and is continuing, or, after immediately giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur.

4.12 ~~4.12.~~ [Reserved]

4.13 ~~4.13.~~ Insurance.

(a) Maintenance of Insurance. Each Grantor, to the extent it is the Borrower or a Material Subsidiary, will maintain with financially sound and reputable insurers insurance with respect to its properties, including, without limitation, the Collateral and each Mortgaged Property, and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas (after giving effect to any self-insurance reasonable and customary for similarly situated companies). Such insurance shall be in such minimum amounts that such Grantor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, such Grantor shall use commercially reasonable efforts to cause all such insurance ~~shall~~to be payable to the Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Secured Parties and the Agent. Without limiting the foregoing, each Grantor, to the extent it is the Borrower or a Material Subsidiary, will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas (after giving effect to any

~~-19-~~

self-insurance reasonable and customary for similarly situated companies), general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of thesuch Grantors, business interruption insurance, and product liability insurance.

(b) Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby and subject to theany applicable Intercreditor Agreement and Section 2.09(b) of the Credit Agreement, (a) so long as no Default or Event of Default has occurred and is continuing be disbursed to the applicable Grantor for direct application by such Grantor solely to the repair or replacement of such Grantor's property so damaged or destroyed except to the extent such proceeds are required to be applied to the Secured Obligations as provided by the terms of the Credit Agreement, and (b) in all other circumstances, be held by the Agent as cash collateral for the Secured Obligations. Subject to any applicable Intercreditor Agreement, the Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by the applicable Grantor solely to the repair or replacement of such Grantor's property so damaged or destroyed.

(c) Continuation of Insurance. All policies of insurance shall provide for at least thirty (30) days (or ten (10) days in the case of cancellation as a result of non-payment) prior written cancellation notice to the Agent. In the event of failure by the Grantors to provide and maintain insurance as herein provided within ten (10) Business Days after the Agent's reasonable written request, the Agent may, at its option, provide such insurance and charge the amount thereof to the Grantors. The Grantors shall furnish the Agent, at the Agent's reasonable written request, with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

5. Remedial Provisions.

5.1 5.1. [Reserved]

5.2 5.2. Communications with Account Debtors; Grantors Remain Liable.

(a) Subject to the terms of any applicable Intercreditor Agreement, the Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default, communicate with Account Debtors under the Accounts to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts. The Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(b) Subject to the terms of any applicable Intercreditor Agreement, upon the written request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify Account Debtors on the Accounts

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that the Accounts have been assigned to the Agent for the benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Agent nor any other Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Agent or any other Secured Party of any payment relating thereto, nor shall the Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

5.3 ~~5.3.~~ Proceeds To Be Turned Over to Agent. In addition to the rights of the Agent and the other Secured Parties specified in subsection 5.1 with respect to payments of Accounts, subject to the terms of any applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing and the Agent so requires by notice in writing to the relevant Grantor, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Agent, if required). All Proceeds received by the Agent hereunder shall be held by the Agent in a collateral deposit account maintained under its sole dominion and control and on terms and conditions reasonably satisfactory to the Agent (the "Collateral Deposit Account"). All Proceeds while held by the Agent in a Collateral Deposit Account (or by such Grantor in trust for the Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in subsection 5.4.

5.4 ~~5.4.~~ Application of Proceeds. (a) Subject to the terms of any applicable Intercreditor Agreement, the proceeds received by the Agent of any collection or sale of the Collateral or Mortgaged Property as well as any Collateral consisting of cash, at any time after receipt shall be applied as follows:

(i) first, to pay amounts owing to the Agent (in its capacity as such or as Agent) pursuant to this Security Agreement, the Credit Agreement or any other Loan Document;

(ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), to the payment of the Secured Obligations in the order or preference provided for in the Credit Agreement; and

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(iii) third, the balance, if any, to the Grantors or such other persons entitled thereto.

Upon any sale of the Collateral or Mortgaged Property by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral or Mortgaged Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

If, despite the provisions of this Section 5.4, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Section 5.4, such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with this Section 5.4.

(b) It is understood that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and Mortgaged Property and the aggregate amount of the Secured Obligations.

(c) It is understood and agreed by all parties hereto that the Agent shall have no liability for any determinations made by it in this Section 5.4. The parties also agree that the Agent may (but shall not be required to and shall have no liability for not doing so), at any time and in its sole discretion, and with no liability resulting therefrom, petition a court of competent jurisdiction regarding any application of Collateral or Mortgaged Property in accordance with the requirements hereof and of any applicable Intercreditor Agreement, and the Agent shall be entitled to wait for, and may conclusively rely on, any such determination.

(d) Each of the Secured Parties, by its acceptance of the benefits hereunder and of the Collateral Documents, acknowledges and agrees that notwithstanding the date, time or creation of any Liens securing any of the Secured Obligations under this Security Agreement or the SecurityCollateral Documents, the Secured Obligations shall be equally and ratably secured by the Liens of this Security Agreement and the SecurityCollateral Documents and all Liens securing any of the Secured Obligations (and any proceeds received from the enforcement of any such Liens) shall be for the equal and ratable benefit of all Secured Parties and shall be applied as provided in clause (a) above. Each Secured Party, by its acceptance of the benefits hereunder and of the SecurityCollateral Documents, hereby agrees for the benefit of the other Secured Parties that, to the extent any additional or substitute collateral for any of the Secured Obligations is delivered by a Grantor to or for the benefit of any Secured Party, such collateral shall be subject to the provisions of this clause (d).

(e) Each of the Secured Parties, by its acceptance of the benefits hereunder and of the Collateral Documents, hereby agrees not to challenge or question in any proceeding the validity or enforceability of any SecurityCollateral Document (in each case as a whole or any term or provision contained therein) or the validity of any Lien or financing statement in favor of the Agent for the benefit of the Secured Parties as provided in

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this Security Agreement and the other ~~Security~~Collateral Documents, or the relative priority of any such Lien.

5.5 ~~5.5.~~ Code and Other Remedies. If an Event of Default shall occur and be continuing and subject to the terms of any applicable Intercreditor Agreement, the Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable law and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, and the Agent or such Secured Party may subject to (x) the satisfaction in full in cash of all payments due pursuant to the Credit Agreement, and (y) the ratable satisfaction of the Secured Obligations in accordance with the Credit Agreement pay the purchase price by crediting the amount thereof against the Secured Obligations. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Grantor hereby waives any claim against the Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this subsection 5.5 in accordance with the provisions of subsection 5.4.

5.6 ~~5.6.~~ Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral or any Mortgaged Property are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Agent or any Secured Party to collect such deficiency.

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5.7 ~~5.7.~~ Amendments, etc. with Respect to the Secured Obligations; Waiver of Rights. Each Grantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (a) any demand for payment of any of the Secured Obligations made by the Agent or any other Secured Party may be rescinded by such party and any of the Secured Obligations continued, (b) the Secured Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any other Secured Party, (c) the Credit Agreement, Notes, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, and (d) any collateral security, guarantee or right of offset at any time held by the Agent or any other Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for this Security Agreement or any property subject thereto. When making any demand hereunder against any Grantor, the Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any other Grantor or grantor, and any failure by the Agent or any other Secured Party to make any such demand or to collect any payments from the Borrower or any other Grantor or grantor or any release of the Borrower or any Grantor or grantor shall not relieve any Grantor in respect of which a demand or collection is not made or any Grantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any other Secured Party against any Grantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

5.8 ~~5.8.~~ Suretyship Waivers by the Grantors. Each Grantor waives promptness, diligence, presentment, demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, Collateral received or delivered, notice of any Secured Obligations incurred and any other notice with respect to any of the Secured Obligations and this Security Agreement and any requirement that any Secured Party protect, secure, perfect or insure against any Lien, or any property subject thereto, or exhaust any right or take any action against any Loan Party or any other Person (including any other Grantor) or any Collateral securing the Secured Obligations or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Secured Obligations and the Collateral, each Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. Each Grantor further waives any and all other suretyship defenses and all defenses which may be available by virtue of any valuation, stay, moratorium law, or other similar law now or hereafter in effect.

5.9 ~~5.9.~~ Marshaling. Neither the Agent nor any Secured Party shall be required to marshal any present or future collateral security (including but not limited to the

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Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Agent or any Secured Party hereunder and of the Agent or any Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the ~~Agent's~~Agent's rights and remedies under this Security Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

6. The Agent.

6.1 ~~6.1.~~ Agent's Appointment as Attorney-in-Fact, etc.

(a) Each Grantor hereby appoints, which appointment is irrevocable and coupled with an interest and effective solely upon the occurrence and during the continuance of an Event of Default, the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, for the purpose of carrying out the terms of this Security Agreement and the other ~~Security~~Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and the other ~~Security~~Collateral Documents until the Final Date, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, either in the Agent's name or in the name of such Grantor or otherwise, without assent by such Grantor, to do any or all of the following if an Event of Default has occurred and is continuing and after any applicable written notice required by another Section of this Security Agreement is delivered to such Grantor:

(i) take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral or Mortgaged Property and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral or Mortgaged Property whenever payable, and exercise all of such Grantor's rights and remedies to collect any Account or other Accounts Collateral;

(ii) in the case of any Intellectual Property constituting Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's and the Secured Parties' Security Interest in such Intellectual Property and the goodwill and

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general intangibles that are Collateral of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

(iv) execute, in connection with any sale provided for in subsection 5.5 or in any other ~~Security~~Collateral Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral or Mortgaged Property;

(v) obtain and adjust insurance required to be maintained by such Grantor or paid to the Agent pursuant to subsection 4.13 or pursuant to any other ~~Security~~Collateral Document; ~~and~~

(vi) direct any party liable for any payment under any Accounts Collateral or with respect to any other Collateral or Mortgaged Property to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct;

(vii) ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of Accounts, Accounts Collateral, or any other Collateral or Mortgaged Property;

(viii) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral or Mortgaged Property, endorsing any such Grantor's name upon any items of payment in respect of Accounts or constituting Accounts Collateral or otherwise received by the Agent and deposit the same in the Agent's account for application to the Secured Obligations, and endorsing any such Grantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Accounts Collateral, including any negotiable or non-negotiable documents;

(ix) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or Mortgaged Property or any portion thereof and to enforce any other right in respect of any Collateral or Mortgaged Property;

(x) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral or Mortgaged Property (with such Grantor's consent to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral or Mortgaged Property);

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(xi) settle, compromise or adjust any such suit, action or proceeding that is related to Collateral and, in connection therewith, give such discharges or releases as the Agent may reasonably deem appropriatenecessary (with such Grantor's consent to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral or Mortgaged Property) and discharge or release any Account;

(xii) assign, license or transfer any Intellectual Property constituting Collateral (along with the goodwill of the business to which any such Intellectual Property pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its reasonable discretion determine; and

(xiii) settle, adjust, compromise, extend or renew an Account;

(xiv) notify the post office authorities to change the address for delivery of remittances from Account Debtors or other obligors in respect of Accounts or other proceeds of Accounts Collateral to an address designated by the Agent, and open and dispose of all mail addressed to any such Grantor and handle and store all mail relating to the Accounts;

(xv) take control in any manner of any item of payment in respect of Accounts or constituting Accounts Collateral or otherwise received in or for deposit in the applicable deposit account subject to a Control Agreement or otherwise received by the Agent;

(xvi) clear Inventory the purchase of which was financed with Term Loans through U.S. Customs or foreign export control authorities in any Grantor's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in any Grantor's name for such purpose, and to complete in any Grantor's or the Agent's name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof;

(xvii) have access to any lockbox or postal box into which remittances from Account Debtors or other obligors in respect of Accounts or other proceeds of Accounts Collateral are sent or received; and

(xviii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Accounts Collateral, Accounts, any of the other Collateral or Mortgaged Property as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Collateral or Mortgaged Property and the Agent's and the Secured Parties' Security Interests therein and to effect the intent of this Security Agreement or the other SecurityCollateral Documents, all as fully and effectively as such Grantor might do.

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Anything in this subsection 6.1(a) to the contrary notwithstanding, the Agent agrees that it will not exercise any rights under the power of attorney provided for in this subsection 6.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein or in any other SecurityCollateral Document while an Event of Default has occurred and is continuing, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The reasonable and documented out of pocket expenses of the Agent incurred in connection with actions undertaken as provided in this subsection 6.1, together with interest thereon at the rate set forth in Section 2.11(a) of the Credit Agreement, from the date of payment by the Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Agent on demandas, when and to the extent required by Section 9.03(a) of the Credit Agreement.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereofin accordance with this subsection 6.1. All powers, authorizations and agencies contained in this Security Agreement are coupled with an interest and are irrevocable until this Security Agreement is terminated and the Security Interests created hereby are released or until revoked by the Agent.

6.2 6.2. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral or Mortgaged Property in its possession if such Collateral or Mortgaged Property is accorded treatment substantially equal to that which the Agent accords its own property. Neither the Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or Mortgaged Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or Mortgaged Property upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral, Mortgaged Property or any part thereof. The powers conferred on the Agent and the Secured Parties hereunder or pursuant to the other SecurityCollateral Documents are solely to protect the Agent's and the Secured Parties' interests in the Collateral and Mortgaged Properties and shall not impose any duty upon the Agent or any Secured Party to exercise any such powers. The Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder or pursuant to the other SecurityCollateral Documents, except for their own gross negligence or willful misconduct.

Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral or Mortgaged Property in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights

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against prior parties or any other rights pertaining thereto and the Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral or Mortgaged Properties. The Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral or Mortgage Properties, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Agent in good faith.

The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or Mortgaged Property or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral or Mortgaged Property, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Agent, for the validity or sufficiency of the Collateral or Mortgaged Property or any agreement or assignment contained therein, for the validity of the title of the Grantors to the Collateral or Mortgaged Property, for insuring the Collateral or Mortgaged Property or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral or Mortgaged Property.

Notwithstanding anything in this Security Agreement to the contrary and for the avoidance of doubt, the Agent shall have no duty to act outside of the United States in respect of any Collateral located in the jurisdiction other than the United States.

6.3 ~~6.3.~~ Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Security Agreement or the other ~~Security~~Collateral Documents with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement or the other ~~Security~~Collateral Documents shall, as between the Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

6.4 ~~6.4.~~ Security Interest Absolute. All rights of the Agent hereunder and under the other ~~Security~~Collateral Documents, the security interest and all Secured Obligations of the Grantors hereunder and under the other ~~Security~~Collateral Documents shall be absolute and unconditional.

6.5 ~~6.5.~~ Continuing Security Interest; Assignments Under the Credit Agreement; Release.

(a) This Security Agreement and the other ~~Security~~Collateral Documents shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Grantor and the successors and assigns thereof and shall inure to the benefit of the Agent and the other Secured Parties and their respective successors, indorsees,

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transferees and assigns until the Final Date. In addition, the security interests granted hereunder shall immediately and automatically terminate and be released, in whole or in part, upon the Discharge of Obligations.

(b) In connection with any termination or release pursuant to paragraph (a), the Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this subsection 6.5 shall be without recourse to or warranty by the Agent.

6.6 ~~6.6.~~ Reinstatement. This Security Agreement and the other ~~Security~~Collateral Documents shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

7. Agent As Agent.

(a) Goldman Sachs Lending Partners LLC has been appointed to act as Agent under the Credit Agreement by the Lenders and, by their acceptance of the benefits hereof and the other ~~Security~~Collateral Documents, the other Secured Parties. The Agent shall be obligated, and shall have the right hereunder and under the other ~~Security~~Collateral Documents, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral or Mortgaged Property), solely in accordance with this Security Agreement, the other ~~Security~~Collateral Documents, the Credit Agreement and any applicable Intercreditor Agreement; provided that, except as otherwise expressly provided in the Credit Agreement or the other Loan Documents, the Agent shall exercise, or refrain from exercising, any remedies provided for herein, including in Section 5, in accordance with the instructions of the Required Lenders. In furtherance of the foregoing provisions of this subsection 7(a), each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder or Mortgaged Property, it being understood and agreed by such Secured Party that all rights and remedies hereunder or pursuant to the other ~~Security~~Collateral Documents, may be exercised solely by the Agent for the benefit of the Secured Parties in accordance with the terms of this subsection 7(a).

(b) The Agent shall at all times be the same Person that is the Agent under the Credit Agreement. Written notice of resignation by the Agent pursuant to Article VIII of the Credit Agreement shall also constitute notice of resignation as Agent under this Security Agreement and the other ~~Security~~Collateral Documents; removal of the Agent shall also constitute removal as Agent under this Security Agreement or the other ~~Security~~Collateral Documents; and appointment of a successor Agent pursuant to Article VIII of the Credit Agreement shall also constitute appointment of a successor Agent under this Security Agreement and the other ~~Security~~Collateral Documents. Upon the acceptance of any appointment as Agent

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under Article VIII of the Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent under this Security Agreement and the other ~~Security~~Collateral Documents, and the retiring or removed Agent under this Security Agreement and the other ~~Security~~Collateral Documents shall promptly (i) transfer to such successor Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under this Security Agreement and the other ~~Security~~Collateral Documents, and (ii) execute and deliver to such successor Agent or otherwise authorize the filing of such amendments to financing statements and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the Security Interests created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Security Agreement and the other ~~Security~~Collateral Documents. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Security Agreement and the other ~~Security~~Collateral Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Security Agreement and the other ~~Security~~Collateral Documents while it was Agent hereunder.

8. Miscellaneous.

8.1 ~~8.1.~~ Amendments in Writing. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Grantor and the Agent in accordance with Section 9.02 of the Credit Agreement, except for releases or joinder agreements as contemplated herein.

8.2 ~~8.2.~~ Notices. All notices, requests and demands pursuant hereto shall, if to the Agent or the Borrower, be made in accordance with Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Grantor shall be given to it in care of the Borrower at the Borrower's address set forth in Section 9.01 of the Credit Agreement.

8.3 ~~8.3.~~ No Waiver by Course of Conduct; Cumulative Remedies. Neither the Agent nor any Secured Party shall by any act (except by a written instrument pursuant to subsection 8.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Agent or such other Secured Party would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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8.4 [Reserved.]

8.4. Enforcement Expenses; Indemnification.

(a) Each Grantor agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Secured Obligations and/or enforcing any rights with respect to, or collecting against, such Grantor under this Security Agreement or any other Security Document.

(b) Each Grantor agrees to pay, and to save the Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or any Mortgaged Property or in connection with any of the transactions contemplated by this Security Agreement or any other Security Document.

(c) Each Grantor agrees to pay, and to save the Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Security Agreement or any other Security Document to the extent the Borrower would be required to do so pursuant to Section 9.03 of the Credit Agreement (whether or not then in effect).

(d) The agreements in this subsection 8.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement, Notes, and the other Loan Documents.

8.5 8.5. Successors and Assigns. The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Grantor may assign, transfer or delegate any of its rights or obligations under this Security Agreement except pursuant to a transaction permitted by the Credit Agreement.

8.6 8.6. Counterparts. This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Security Agreement. A set of the copies of this Security Agreement signed by all the parties shall be lodged with the Agent and the Borrower.

8.7 8.7. Severability. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid

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provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.8 ~~8.8.~~ Section Headings. The Section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.9 ~~8.9.~~ Integration. This Security Agreement, together with the other Loan Documents, represents the agreement of each of the Grantors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

8.10 ~~8.10.~~ GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN ~~SECTION~~SECTION 5-1401 ~~AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK~~AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK AND FEDERAL LAWS RELATING TO NATIONAL BANKS).

8.11 ~~8.11.~~ Submission to Jurisdiction Waivers. Each Grantor hereby irrevocably and unconditionally:

(a) SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT (EXCEPT THAT, (X) IN THE CASE OF ANY COLLATERAL LOCATED IN ANY STATE OTHER THAN NEW YORK, PROCEEDINGS MAY BE BROUGHT BY THE AGENT IN THE STATE IN WHICH THE RELEVANT COLLATERAL IS LOCATED OR ANY OTHER RELEVANT JURISDICTION AND (Y) IN THE CASE OF ANY BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING WITH RESPECT TO ANY GRANTOR, ACTIONS OR PROCEEDINGS RELATED TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN SUCH COURT HOLDING SUCH BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT;

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(b) WAIVER OF VENUE. WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT;

(c) SERVICE OF PROCESS. CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.2. NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW;

(d) agrees that nothing herein shall affect the right of the Agent or any other Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Agent or any Secured Party to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection 8.11 any special, exemplary, punitive or consequential damages.

8.12 ~~8.12.~~ Acknowledgments. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Security Agreement, and the other Loan Documents to which it is a party;

(b) neither the Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Security Agreement or any of the other Loan Documents and the relationship between the Grantors, on the one hand, and the Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Grantors and the Secured Parties.

8.13 ~~8.13.~~ Additional Grantors. Each Domestic Subsidiary of the Borrower that is required to become a party to this Security Agreement pursuant to Section 5.11 of the Credit Agreement shall become a Grantor, with the same force and effect as if originally named as a Grantor herein, for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of a Supplement substantially in the form of Annex 1 hereto. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

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8.14 ~~8.14.~~ [Reserved].

8.15 ~~8.15.~~ Intercreditor Agreement**.** Notwithstanding anything herein to the contrary, the liens and security interests granted to the Agent pursuant to this Security Agreement and the exercise of any right or remedy by the Agent hereunder, in each case, with respect to the Collateral are subject to the limitations and provisions of any applicable Intercreditor Agreement. In the event of any conflict between the terms of such Intercreditor Agreement and the terms of this Security Agreement with respect to the Collateral, the terms of such Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, prior to the Discharge of ABL Obligations (as defined in the ABL Intercreditor Agreement), the requirements of this Security Agreement to deliver Collateral constituting ABL Priority Collateral shall be deemed satisfied by delivery of such ABL Priority Collateral to the ABL Agent (as defined in the ABL Intercreditor Agreement) as agent or bailee for the Agent as provided in the Intercreditor Agreement.

8.16 ~~8.16.~~ **WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY (~~WHICH THE AGENT HEREBY ALSO WAIVES~~WHICH THE AGENT HEREBY ALSO WAIVES) IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN**.

8.17 ~~8.17.~~ Incorporation by Reference. In connection with its execution and acting hereunder Agent is entitled to all rights, privileges, benefits, protections, immunities and indemnities provided to it under the Credit Agreement.

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